UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN
(Address of principal executive offices) (Zip code)

Gareth Griffiths
1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant's telephone number, including area code: 011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

Baillie Gifford China A Shares Fund

Baillie Gifford Developed EAFE All Cap Fund

Baillie Gifford EAFE Plus All Cap Fund

Baillie Gifford Emerging Markets Equities Fund

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Global Stewardship Equities Fund

Baillie Gifford International Alpha Fund

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford International Growth Fund

Baillie Gifford International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford Positive Change Equities Fund

Baillie Gifford U.S. Equity Growth Fund

Annual Report

December 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's annual and semi-annual shareholder reports will not be sent by mail unless you specifically request to receive paper copies. Instead, the reports will be made available on the Funds' website (https://www.bailliegifford.com/en/usa/professional-investor/literature/), and you will be notified by mail each time a shareholder report that includes your Fund is posted and provided with a website link to access the report.

If you have already elected to receive shareholders reports electronically, your election will not be affected and you need not take any further action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime in advance of January 1, 2021 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com.

If you currently receive reports in paper and wish to continue to do so after January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-844-394-6127 or send an email request to BGFundsReporting@bailliegifford.com. Your election to receive reports in paper will apply to all funds held in your account (whether or not they are Baillie Gifford Funds) if you invest through your financial intermediary or all Funds held with the Baillie Gifford Funds complex if you invest directly with the Funds.

Index

Page Number
01	Shareholder Letter
02	Management Discussion
32	Fund Expenses
Baillie Gifford China A Shares Fund
39	Industry Diversification Table
40	Portfolio of Investments
42	Statement of Assets and Liabilities
43	Statement of Operations
44	Statements of Changes in Net Assets
Financial Highlights
45	Selected Data for Class K
46	Selected Data for Institutional Class
Baillie Gifford Developed EAFE All Cap Fund
47	Industry Diversification Table
48	Portfolio of Investments
52	Statement of Assets and Liabilities
53	Statement of Operations
54	Statements of Changes in Net Assets
Financial Highlights
55	Selected Data for Class 2
56	Selected Data for Class 3
57	Selected Data for Class K
58	Selected Data for Institutional Class
Baillie Gifford EAFE Plus All Cap Fund
59	Industry Diversification Table
60	Portfolio of Investments
64	Statement of Assets and Liabilities
65	Statement of Operations
66	Statements of Changes in Net Assets
Financial Highlights
67	Selected Data for Class 2
68	Selected Data for Class K
69	Selected Data for Institutional Class
Baillie Gifford Emerging Markets Equities Fund
70	Industry Diversification Table
71	Portfolio of Investments
75	Statement of Assets and Liabilities
76	Statement of Operations
77	Statements of Changes in Net Assets
Financial Highlights
78	Selected Data for Class 2
79	Selected Data for Class 3
80	Selected Data for Class 5
81	Selected Data for Class K
82	Selected Data for Institutional Class
Baillie Gifford Global Alpha Equities Fund
83	Industry Diversification Table
84	Portfolio of Investments
90	Statement of Assets and Liabilities
91	Statement of Operations
92	Statements of Changes in Net Assets
Financial Highlights
93	Selected Data for Class 2
94	Selected Data for Class 3
95	Selected Data for Class 4
96	Selected Data for Class K
97	Selected Data for Institutional Class
Baillie Gifford Global Stewardship Equities Fund
98	Industry Diversification Table
99	Portfolio of Investments
103	Statement of Assets and Liabilities
104	Statement of Operations
105	Statements of Changes in Net Assets
Financial Highlights
106	Selected Data for Class K
107	Selected Data for Institutional Class
Baillie Gifford International Alpha Fund
108	Industry Diversification Table
109	Portfolio of Investments
114	Statement of Assets and Liabilities
115	Statement of Operations
117	Statements of Changes in Net Assets
Financial Highlights
118	Selected Data for Class 2

Page Number
119	Selected Data for Class 3
120	Selected Data for Class 4
121	Selected Data for Class 5
122	Selected Data for Class K
123	Selected Data for Institutional Class
Baillie Gifford International Concentrated Growth Equities Fund
124	Industry Diversification Table
125	Portfolio of Investments
127	Statement of Assets and Liabilities
128	Statement of Operations
130	Statements of Changes in Net Assets
Financial Highlights
131	Selected Data for Class K
132	Selected Data for Institutional Class
Baillie Gifford International Growth Fund
133	Industry Diversification Table
134	Portfolio of Investments
138	Statement of Assets and Liabilities
139	Statement of Operations
140	Statements of Changes in Net Assets
Financial Highlights
141	Selected Data for Class 2
142	Selected Data for Class 3
143	Selected Data for Class 4
144	Selected Data for Class 5
145	Selected Data for Class K
146	Selected Data for Institutional Class
Baillie Gifford International Smaller Companies Fund
147	Industry Diversification Table
148	Portfolio of Investments
152	Statement of Assets and Liabilities
153	Statement of Operations
154	Statements of Changes in Net Assets
Financial Highlights
155	Selected Data for Class K
156	Selected Data for Institutional Class
Baillie Gifford Long Term Global Growth Fund
157	Industry Diversification Table
158	Portfolio of Investments
160	Statement of Assets and Liabilities
161	Statement of Operations
162	Statements of Changes in Net Assets
Financial Highlights
163	Selected Data for Class 2
164	Selected Data for Class 4
165	Selected Data for Class K
166	Selected Data for Institutional Class
Baillie Gifford Positive Change Equities Fund
167	Industry Diversification Table
168	Portfolio of Investments
171	Statement of Assets and Liabilities
172	Statement of Operations
173	Statements of Changes in Net Assets
Financial Highlights
174	Selected Data for Class K
175	Selected Data for Institutional Class
Baillie Gifford U.S. Equity Growth Fund
176	Industry Diversification Table
177	Portfolio of Investments
179	Statement of Assets and Liabilities
180	Statement of Operations
181	Statements of Changes in Net Assets
Financial Highlights
182	Selected Data for Class K
183	Selected Data for Institutional Class
184	Notes to Financial Statements
212	Report of Independent Registered Public Accounting Firm
214	Supplemental Information
214	Federal Income Tax Information
216	Management of the Trust
218	Board Considerations Regarding New Fund's Contract Approval

This report is intended for shareholders of the funds listed on the front of this annual report (each, a "Fund", and collectively the "Funds") and may not be used as sales literature unless preceded or accompanied by a current prospectus for each Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Source: © David Robertson / Alamy Stock Photo

Shareholder Letter

Annual Report December 31, 2019

Dear Shareholder,

When reporting to you over the course of 2019 Baillie Gifford has used the term "Actual Investors". We believe that the phrase accurately reflects our ethos and our objective for shareholders: to deploy capital into exceptional growth companies for profit, while withholding it from the long tail of mediocre stock market performers.

Supporting entrepreneurial activity, and in turn well-functioning capital markets, requires us to take a deliberate step back from the day-to-day news flow and focus on the long term. We invest in high-quality innovative companies that we think can deliver exceptional earnings growth over the next decade and beyond.

The key inefficiency we look to exploit is market short-termism. Typically, the market rewards companies on quarterly results, not on fundamental progress. We therefore seek to invest in businesses run by corporate visionaries who have a long-term focus on solving problems for their customers. These types of companies tend to be underappreciated as they forego short term profit for better longer-term outcomes. Typically, they are also nimble, more easily navigating technological advances and policy changes in today's fast-evolving world.

To track down these companies we focus on alternative and independent sources of information. We continue to seek meetings with leaders of great companies and to attend the industry conferences which allow us access to management and customers. But we also sponsor book festivals, enabling us to learn from authors of all disciplines, and foster academic relationships that allow us to learn from experts in important fields such as artificial intelligence and genetics.

2019 has been a fantastic year for innovation, and we have seen some exceptionally positive developments. Advances in technology are driving changes across all sectors, particularly in energy and medicine. Over the long term we expect climate concerns to strengthen, encouraging businesses to be ever more creative in finding clean energy solutions. Companies such as Tesla continue to make strides in producing electric vehicles and are raising the bar for the competition.

Medical advancements continued to deliver better treatments and to offer potential cures. Last year scientists announced that they are closer to curing diabetes by insulin-producing cells, while others discovered how to monitor the progression of Alzheimer's disease years before symptoms present themselves, among other trial successes. The companies behind these innovations are exactly the kind we look to invest in on your behalf.

Such a long-term approach requires patience from investors and shareholders alike. It is only with such alignment, plus an ability to weather inevitable near-term market disruptions, that we can focus on generating long-term rewards. Baillie Gifford is committed to a differentiated "actual" investing approach on your behalf. Thank you for remaining loyal, long term shareholders within Baillie Gifford Funds.

Sincerely,

David Salter

President

Baillie Gifford Funds

01

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund

Market Conditions and Review of Performance during 2019

2019 delivered a welcome rebound for equity investors. The MSCI EAFE benchmark returned 22.66%, while Baillie Gifford Developed EAFE All Cap Fund Class 2 delivered 32.33%. Market concerns over the trade disputes between the US and China and worries around Brexit seemed to lessen, especially with a trade deal agreed (albeit not yet signed) and a Conservative majority behind Boris Johnson in Downing Street. While we are aware of and take an interest in macro-political events, we would like to take this opportunity to note that we do not believe that we can predict future governmental policy or the outcomes of them. We do believe, however, that we can deliver outperformance for clients through bottom-up stock selection as we search for the best international holdings for long term growth.

Given this approach, it is once again stock selection that led to outperformance this year, not thematic or sector views. In terms of sectors, your stocks in the Consumer Discretionary and Industrials helped performance, whereas stocks in Materials and Energy detracted over the year.

In terms of stock specifics, Zalando was also amongst the largest contributors. Normal business resumed for the online clothes retailer after a series of disappointments in 2018, and the share price reflected this. With only 10% of the online European apparel market (and only 15% of overall sales online) we remain optimistic that Zalando could maintain significant growth for years to come.

The Japanese endoscope and camera manufacturer Olympus also contributed to performance. Following on from a couple of subdued returns in the wake of endoscope hygiene concerns and slowing orders as customers waited for the next generation of scopes, Olympus saw sales grow steadily in the year and the FDA released recommendations for reusable scopes with disposable caps to reduce infection risk. This was taken as a positive for Olympus (a reusable scope manufacturer) as this adaption will be easier for Olympus to add to their range than a single use device.

One of the more recent purchases for the Fund, Bechtle, which delivers IT services in Europe, also helped annual performance. The German company reported strong operating results and continues to grow its revenues, arguably against a less than compelling macro backdrop.

Turning to the detractors from performance, Pigeon, a producer of high-quality baby and nursing products in Japan, saw its share price fall as weaker sales in Asia and Japan were taken badly by the market. We remain upbeat for the longer-term growth opportunity as parents have more disposable income and choose to buy the best products for their children.

Jardine Strategic, the Hong Kong based holding company was also a detractor. The business has an interesting collection of high-quality assets in Asia, and its management have an excellent investment record. However, it has suffered recently amidst the unrest in Hong Kong.

Lastly, Svenska Handelsbanken — the Swedish retail bank did not perform well over the period. We sold this long-standing holding during the year, as we have concerns that the company's strongest growth opportunities may be behind it, especially given the increasing competition from new financial technology, and our unease at a rapid succession of management changes.

Overall the Fund continues to hold a broad range of high-quality businesses that we believe can grow earnings over rolling five-year periods. We believe that there are significant tail-winds behind potential growth for your holdings: the rise of the emerging middle class, the huge steps being taken in technology and healthcare, and the work being undertaken to provide alternative energy solutions. With structural growth opportunities like these and positive economic indicators, we are excited to see what the next five years will deliver.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International All Cap Portfolio Construction Group is

02

Management Discussion (unaudited)

Annual Report December 31, 2019

responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Avanza Bank, Nemetschek, Nibe, Prosus, Ryman Healthcare, Suzuki Motor, Sysmex, Techtronic, Trainline, Xero

Complete Sales:

Advantest, Novo Nordisk, Svenska Handelsbanken

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Developed EAFE All Cap Fund Class 2	32.33%	8.32%	6.14%	04/15/14
Baillie Gifford Developed EAFE All Cap Fund Class 3	32.42%	8.35%	6.16%	03/24/17
Baillie Gifford Developed EAFE All Cap Fund Class K	32.24%	8.32%	6.14%	04/28/17
Baillie Gifford Developed EAFE All Cap Fund Institutional Class	32.28%	8.23%	6.05%	04/28/17
MSCI EAFE Index	22.66%	6.18%	4.69%	04/15/14

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

03

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford EAFE Plus All Cap Fund

Market Conditions and Review of Performance during 2019

2019 delivered a welcome rebound for equity investors. The MSCI EAFE benchmark returned 22.66%, while Baillie Gifford EAFE Plus All Cap Fund Class 2 delivered 31.73%. Market concerns over the trade disputes between the US and China and worries around Brexit seemed to lessen, especially with a trade deal agreed (albeit not yet signed) and a Conservative majority behind Boris Johnson in Downing Street. While we are aware of and take an interest in macro-political events, we would like to take this opportunity to note that we do not believe that we can predict future governmental policy or the outcomes of them. We do believe, however, that we can deliver outperformance for clients through bottom-up stock selection as we search for the best International holdings for long term growth.

Given this approach, it is once again stock selection that led to outperformance this year, not thematic or sector views. In terms of sectors, your stocks in the Consumer Discretionary and Information Technology helped performance, whereas stocks in Materials and Energy detracted over the year.

In terms of stock specifics, Zalando was also amongst the largest contributors. Normal business resumed for the online clothes retailer after a series of disappointments in 2018, and the share price reflected this. With only 10% of the online European apparel market (and only 15% of overall sales online) we remain optimistic that Zalando could maintain significant growth for years to come.

The Japanese endoscope and camera manufacturer Olympus also contributed to performance. Following on from a couple of subdued returns in the wake of endoscope hygiene concerns and slowing orders as customers waited for the next generation of scopes, Olympus saw sales grow steadily in the year and the FDA released recommendations for reusable scopes with disposable caps to reduce infection risk. This was taken as a positive for Olympus (a reusable scope manufacturer) as this adaption will be easier for Olympus to add to their range than a single use device.

One of the more recent purchases for the Fund, Bechtle, which delivers IT services in Europe, also helped annual performance. The German company reported strong operating results and continues to grow its revenues, arguably against a less than compelling macro backdrop.

Turning to the detractors from performance, there were a couple of Emerging Markets (EM) businesses that did not perform over the period — though we would note that the off-benchmark EM holdings contributed in aggregate. Mahindra & Mahindra had a poor year, partly related to weak returns from Indian equities generally but also because of lackluster performance in the car business. We remain enthused by the tractor and agricultural equipment business that Mahindra has and believe that the demand for this part of the business will continue to grow.

Baidu, the Chinese internet giant, saw its shares continue to fall. We ended the year hoping that the fall in revenues from the core search business had bottomed out and that we would start to see returns from its many nascent new business lines. We continue to assess the changes in management, but we believe that Baidu has a huge opportunity in the wealth of data and technology it has at its disposal.

Lastly, Svenska Handelsbanken — the Swedish retail bank did not perform well over the period. We sold this long-standing holding during the year, as we have concerns that the company's strongest growth opportunities may be behind it, especially given the increasing competition from new financial technology, and our unease at a rapid succession of management changes.

Overall the Fund continues to hold a broad range of high-quality businesses that we believe can grow earnings over rolling five-year periods. We believe that there are significant tail-winds behind potential growth for your holdings: the rise of the emerging middle class, the huge steps being taken in technology and healthcare, and the work being undertaken to provide alternative energy solutions. With structural growth opportunities like these and positive economic indicators, we are excited to see what the next five years will deliver.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also

04

Management Discussion (unaudited)

Annual Report December 31, 2019

consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International All Cap Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

New Buys:

Nemetschek, Nibe, Ping An Insurance, Prosus, Suzuki Motor, Sysmex, Techtronic, Trainline, Xero

Complete Sales:

Advantest, Clicks, JD.com, Multichoice Group, Novo Nordisk, Svenska Handelsbanken

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford EAFE Plus All Cap Fund Class 2	31.73%	8.24%	7.50%	8.14%	12/17/09
Baillie Gifford EAFE Plus All Cap Fund Class K	31.72%	8.25%	7.50%	8.14%	04/28/17
Baillie Gifford EAFE Plus All Cap Fund Institutional Class	31.60%	8.13%	7.36%	8.00%	04/28/17
MSCI EAFE Index	22.66%	6.18%	5.99%	6.19%	12/17/09

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

05

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund

Market conditions and Review of Performance during 2019

Despite what headlines around trade wars and slowing global growth may have led you to assume, it has been a good year for the Emerging Markets as a whole. The MSCI Emerging Markets Index rose handsomely and Baillie Gifford Emerging Markets Equities Fund outperformed this, with stock selection being the driver of outperformance as shareholders should expect. As ever we would caution reading too much into performance over a short time horizon like this and prefer shareholders to judge the Fund over periods of 5 years or longer.

The volume of noise around us has continued to increase, albeit as much of this has come from developed markets as has emerging markets. Against this backdrop it is encouraging that operational performance of companies has been the key performance driver and that there are several different types of companies helping to drive returns.

Amongst the positive contributors were Norilsk Nickel in Russia and MediaTek in Taiwan.

Norilsk Nickel makes the majority of its revenues from Nickel, Copper and Palladium. In the case of both Nickel and Palladium, we have seen strong price appreciation through 2019, which has helped to drive performance. Nickel, for instance, has been as high as $18,000 per tonne, having been $11,000 per tonne at the beginning of the year. Norilsk's recent operational results have been strong with 21% growth in earnings when compared with the same period last year. We met with the company in our office during the third quarter. They commented on the lack of greenfield investment across the industry and said that as the low-cost producer they are one of the few companies for whom new capital expenditure makes sense. This serves to underpin our view that supply will continue to be tight.

MediaTek, the Taiwanese chip designer (a relatively recent purchase), is also displaying strong operating results, for example operating income is rising 50% when compared with the same period last year. MediaTek has a blue-chip customer base. Recently it has collaborated with Amazon to launch microphone chips to accelerate improvements in the Alexa voice assistant. They are also working with Microsoft Azure (cloud) to provide security solutions for connected devices.

Amongst the performance detractors were Mahindra and Mahindra and CNOOC.

Mahindra & Mahindra (Indian autos and tractors) has been weaker, as financially sensitive Indian sectors have struggled more generally. A liquidity squeeze in the non-banking financial (NBFC) sector has had wider impacts and in areas which rely on finance, such as auto financing, and therefore we have seen weakness in this area. We reviewed this stock during the year and believe that the investment case is still in-tact, despite temporary factors. Long-term returns are strong, management remain in place, and the conglomerate owns a decent collection of assets.

CNOOC's (Chinese oil company) share price has been impacted by the volatility of oil prices. Despite OPEC's (Organization of the Petroleum Exporting Countries) decision to extend oil output cuts until March 2020, oil prices have not rebounded significantly, even with OPEC production at its lowest level since 2014. Concerns around weaker global growth has also been weighing on oil prices. CNOOC continues to perform well operationally. For instance, during the first half of 2019, CNOOC grew production 2.5%, while reducing production costs by 8% and cutting all-in costs by 9% to $28.99 per barrel (from $31.83 in the first half of 2018). This helped the company to grow net profit by 18%. Our view on the company has not changed despite weaker short-term performance.

We conclude the year in an upbeat frame of mind. Our enthusiasm for the opportunities available in emerging markets remains unwavering, be it in newer areas such as healthcare or ecommerce or more traditional areas such as banks and mining. As the world fixates on negative short-term news flow, valuations across EM seem to reflect a good deal of pessimism about the growth outlook.

06

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Emerging Markets Equities Fund Class 2	28.00%	9.51%	5.94%	13.75%	03/02/15
Baillie Gifford Emerging Markets Equities Fund Class 3	28.09%	9.56%	6.01%	13.83%	03/31/16
Baillie Gifford Emerging Markets Equities Fund Class 5*	28.19%	9.66%	6.05%	13.86%	04/04/03
Baillie Gifford Emerging Markets Equities Fund Class K	28.00%	9.49%	5.93%	13.75%	04/28/17
Baillie Gifford Emerging Markets Equities Fund Institutional Class	27.94%	9.39%	5.81%	13.60%	04/28/17
MSCI Emerging Markets Index	18.88%	6.00%	4.04%	11.60%	04/04/03

*  Effective January 1, 2015, the share class structure of Baillie Gifford Emerging Markets Equities Fund was changed, and shares previously designated as Class III shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class III for periods prior to January 1, 2015. Class III shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 5 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

07

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund

Market Conditions and Review of Performance during 2019

It is a fact familiar to most that the earth takes ~365 days to make a full orbit of the sun. This celestial dance, known as heliocentrism, hasn't always been an astronomical truism. The Greek mathematician Aristarchus of Samos (c.310 — c.230 BC) lived in an age when it was widely believed that our planet was at the centre of the universe. Great thinkers such as Plato, Aristotle and Ptolemy all subscribed to the notion that the earth was stationary, with the sun, stars and planets rotating on spherical orbits. Aristarchus dared to be different. He was the first to suggest the sun was rooted at the centre of the known universe. His hypothesis gained few supporters, however, and 18 centuries would pass before Renaissance astronomer Nicolaus Copernicus produced a fully predictive mathematical model of a heliocentric system.

A year is thus an important period of time for astronomers. It is of far less relevance to the workings of equity markets. A scan of most broker reports quickly reveals that companies are frequently judged on the progress they have made over a 12-month period. Baillie Gifford Global Alpha Equities Fund, much like Aristarchus, dares to be different. We believe a 12-month period provides only a snapshot of the long, frequently uncertain and bumpy path of progress made by businesses in the real world. Even with the accelerating pace of technological change and the rapid scale this can bring, it still takes time for a company to develop markets, deepen a competitive moat and monetise a user base. The short termism of most market participants often leads to, in our view, sentiment driven overreactions — the contributors and detractors to relative performance across 2019 provide stark evidence of this.

'Semiconductors' has historically been a deeply cyclical industry. Following a strong period for semiconductor companies over the last five years, the market was pricing in an extreme cyclical downturn. However, Japanese semiconductor-testing company Advantest, was the largest contributor to relative performance across 2019 thanks to the company's financial results being less terrible than the market had been expecting! It is rare that the top contributor to performance suffers a shrinking revenue base over the period in question, but this does highlight the market's tendency to overreact in the first instance. Our view has long been that the testing companies would be more resilient to 'normal' semiconductor cycles as both testing volumes and testing complexity continued to rise (driven by semiconductors becoming omnipresent and being used in more mission-critical applications).

At the other end of the performance table, Grubhub has seen increased competition from the likes of UberEats and Doordash in online takeaway delivery. Grubhub has been happy to forego near-term earnings in favor of investing heavily in its delivery network which we support. While this has been unpopular with the market, we believe that Grubhub remains a key player in a rapidly growing market that is comfortably big enough to accommodate more than one platform. Competition for market share will continue to be fierce with such a lucrative addressable market up for grabs. We will continue to engage with Grubhub management to ensure they are making sensibly long-term capital allocation decisions — those in the best interests of our clients.

The appropriateness of the shape and positioning of Baillie Gifford Global Alpha Equities Fund is always subject to a healthy degree of debate. Our four 'Growth Profiles' (Stalwart, Rapid, Cyclical, Latent) serve as a natural check on our enthusiasms and ensure that the Fund always has a range of broad and diverse ideas.

Three out of the four profiles have seen new ideas enter in 2019 as short-term volatility (more overreaction in our view) has thrown up opportunities to take holdings in quality growth companies at attractive valuations. In Stalwart Growth, the Fund purchased Sysmex — a Japanese business that sells equipment and consumables for urinalysis and hematological testing. Weaker-than-expected revenue from China caused a sharp fall in the share price. The market's compulsion to react to this interim news flow provided a welcome opportunity to invest in a company we have long admired. For the Rapid Growth profile, the Fund re-invested in Abiomed (a holding that had been sold in 2018 on valuation grounds). The technology behind Abiomed's miniature heart pumps is revolutionary and it will take time for mass adoption. A halving of the company's share price suggested that the market was not willing to afford Abiomed this time. Our long-term investment philosophy, however, is more than willing. And finally, the Fund took a new holding in Brilliance China Automotive. Through its joint venture with BMW, Brilliance manufactures and distributes BMWs across China. The tough cyclical backdrop and history of poor capital allocation make this an appropriate holding for our Latent Growth profile. But we believe the current price misses the potential for both a cyclical recovery and the benefits of a closer relationship with BMW following the German car-makers' increased investment in the joint venture.

08

Management Discussion (unaudited)

Annual Report December 31, 2019

Funding for these new ideas has, in part, come from holdings where our concerns around capital allocation increased significantly. Perhaps unsurprisingly, these holdings formally resided in the Cyclical Growth profile. Royal Caribbean Cruises was an excellent long-term holding, rising over five-fold across the Fund's holding period. This was built on industry wide capacity discipline and a healthy focus on return on capital. However, the destructive 'my ship's bigger than your ship' competitive dynamic of the past began to re-emerge and with the share price now factoring in a much brighter future than when we first invested, we decided to sell the position completely. In contrast, the holding in Danish shipping company Maersk, which has also been sold, was a mistake. There was little sign of either the industry-wide capacity reductions or progress into higher margin areas such as freight forwarding that were core parts of our investment case.

Returning to the celestial theme with which we started this letter, the 365 days it takes the earth to travel its 940-million-kilometre orbit of the sun may have fascinated astronomers for millennia, but it's unlikely to be a decision-making factor for the management teams of the Fund's holdings. What is important for us is that companies commit capital to future growth and have the vision to think decades in advance. These are the holdings that stand a good chance of growing their revenues, their cash flows and their earnings at above market rates for significant periods of time. Only by investing in these companies and holding them in size for long periods, can we remain confident of continuing to add value for clients, after fees, for many years to come.

Investment Strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Trading over the period

New Buys:

Abiomed, Axon Enterprise Inc., Brilliance China Automotive, Broadridge Financial Solutions, Chegg, Illumina, Microsoft, Novocure Ltd, Reliance Inds. GDR, Sysmex Corp., Teladoc, The Trade Desk

Complete Sales:

Advanced Micro Devices, AP Moller Maersk B, Baidu.com ADR, CH Robinson, Fiat Chrysler Automobiles, First Republic Bank, HTC, Infineon Technologies AG, Kansai Paint Co Ltd, LINE Corp, MultiChoice Group Ltd, NetEase.com ADR, Persol Holdings, Rohm, Royal Caribbean Cruises, Svenska Handelsbanken

09

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Alpha Equities Fund Class 2	32.56%	11.52%	13.07%	01/06/13
Baillie Gifford Global Alpha Equities Fund Class 3	32.65%	11.60%	13.15%	11/15/11
Baillie Gifford Global Alpha Equities Fund Class 4	32.69%	11.62%	13.16%	07/10/17
Baillie Gifford Global Alpha Equities Fund Class K	32.48%	11.52%	13.07%	04/28/17
Baillie Gifford Global Alpha Equities Fund Institutional Class	32.56%	11.46%	12.97%	04/28/17
MSCI ACWI Index	27.30%	8.99%	10.77%	11/15/11

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 3 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Global Stewardship Equities Fund

Market Conditions and Review of Performance during 2019

2019 was a strong year for Baillie Gifford Global Stewardship Equities Fund. Class K shares produced a return of 29.37%, outperforming the MSCI ACWI Index which rose by 27.30%. While this is clearly a very encouraging outcome, it is important to stress that our focus is on producing long-term capital appreciation, and hence we believe shareholders should judge us over a longer-term time horizon.

As will always be the case over relatively short-term periods, headline performance numbers disguise a significant level of volatility at the individual holding level. As a result, we should be careful not to draw too many conclusions on such data. That being said, two stocks stand out as having made a particularly positive contribution during the past 12 months: MarketAxess and Shopify, the former which rose by 80% over the year, the latter which nearly tripled. Moreover, in both cases the share price rises would seem to be justified by excellent operational progress, as outlined below.

MarketAxess is an electronic bond trading platform. The core security traded on its network is U.S. investment grade corporate bonds, which are inherently much less liquid than equities. As a result, transacting in corporate bonds historically relied heavily on brokers and market makers, but this approach is becoming less profitable for traditional intermediaries as capital requirements have increased. In addition, new regulations on trading transparency should also drive additional volume towards electronic trading platforms. MarketAxess will be a major beneficiary of these two tailwinds, as it enjoys high market share: 85% of electronic trading of corporate bonds in the US for example. Indeed, the company's most recent results saw growth accelerate: trading volumes were up strongly year-on-year, resulting in a 30% increase in revenues and a 42% rise in operating income.

Canadian firm Shopify provides an online retail platform for businesses. Our original investment case focused on Shopify selling internet retail software to small- and medium-sized businesses, but the creation of Shopify Plus, a more advanced offering, has extended the company's reach to much larger customers such as Proctor & Gamble and Tesla. Shopify is investing significant amounts to improve its services, encompassing shipping (including the Shopify Fulfilment Network, which aims to offer merchants access to two-day shipping), payments and Shopify Capital. This should further increase the attraction of Shopify for retailers looking to sell online. Again, reported results have demonstrated that the company is expanding rapidly: gross merchandising value across Shopify-backed sites for the third quarter increased 48% year-on-year, with revenues up 45% as a result.

The most significant detractor from performance over the 12 months was Abiomed. Abiomed is a medical devices company, which sells the Impella range of products, the world's smallest heart pump. The shares have performed poorly in 2019 due to a significant slowdown in growth at the company. At the end of 2018, sales were growing by 30%, but this decelerated to just 13% growth by the end of September 2019 and is forecast to only recover to around a 15% rise in 2020. The slowdown was caused by two issues. The first of these was a letter published by the Food & Drug Administration (FDA) at the beginning of the year which showed high mortality rates when one type of Impella heart pump was used in certain circumstances. However, these examples related to a small part of Abiomed's business, occurring when the pump was effectively being used as a last resort for patients suffering more severe heart attacks than it was intended for. The FDA has subsequently clarified this and confirmed that Impella remains safe for use within its original guidance.

However, there remains the second, broader issue that Impella pumps are still a new and unfamiliar technology for many doctors and hence Abiomed will need to recruit more salespeople to explain and promote the device. At the same time, it is striving to make the next generation of Impellas even easier to use in order to encourage their adoption. Having discussed this with company management in a meeting in September, we remain holders of the stock, enthused by the rise in survival rates demonstrated by broader studies of the Impella device.

Our investment approach focuses on finding long-term responsible growth businesses. As a consequence, we will often hold relatively young or rapidly evolving companies like Abiomed, and in turn this will result in short-term share price volatility when they experience growing pains. That should not detract from the excellent prospects of the stocks held, nor from what was, overall, a satisfying year for the Fund.

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Stewardship Equities Fund Class K	29.37%	8.84%	12/14/17
Baillie Gifford Global Stewardship Equities Fund Institutional Class	29.37%	8.84%	12/14/17
MSCI ACWI Index	27.30%	8.32%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund

Market Conditions and Review of Performance during 2019

Market returns in 2019 have been almost universally positive. Whether for risk assets or safe havens, increasing expectation of stimulus to preserve the long economic expansion across developed markets has buoyed sentiment. In International Equities, markets recorded very strong returns across the board within an overall market return of 22.13% for the MSCI ACWI (ex U.S.) Index. The Fund comfortably outperformed its benchmark by delivering 32.14% for Class 2 shares. All regions posted double digit returns with Canadian equities leading the way, followed by Developed Asia, Europe, the UK and Emerging Markets. Robust returns can be cause for cheer, but the current situation is rather indiscriminate and there are some signs that economic activity is moderating. With interest rates already low by historic standards, there is also a question as to how much leverage can be exerted through further stimulus.

The Fund is focused on high quality growth stocks and while many of these do exhibit economic sensitivity, the companies that we have selected demonstrate the type of strong competitive advantages that can help to sustain or improve returns through the cycle. At the same time, many companies within the Fund are secular growth companies, often disruptive within the industry that they operate in and taking market share. As such, short-term macro concerns are not a significant consideration for the Portfolio Construction Group and it is the stock selection process which will ultimately dominate performance over the long term

As ever, our focus is on the operational performance of companies, which we believe drives long-term returns. Two of the top examples in the Fund this year are MercadoLibre and Constellation Software.

MercadoLibre, the Latin American ecommerce retailer, was the standout contributor to relative performance over the year. We have highlighted previously that the company was investing heavily, and sensibly in our opinion, in its logistics network. The company has shared with investors the positive impact this investment is now having. In addition to the larger delivery companies, small independent counterparts are now taking deliveries from MercadoLibre fulfilment centers. The long-term ambition is to shift away from the 'drop-ship' network to one where consumers get deliveries direct to their door. The average delivery time is now under three days and the drop-ship delivery time less than four days, a two-day improvement from a year ago. The overall positive impact on service levels and customer satisfaction serves to increase the network effect of this excellent business.

Elsewhere, Constellation Software, the Canadian software company, has proved itself an excellent capital allocator for a number of years. The company has highlighted that the smaller deals it has been historically very good at making are now harder to come by and so company management have been flagging to the market that they may need to consider larger acquisitions in the future. Such deals have historically been welcomed by the market. Acquisitions this year have tracked ahead of their full year target of $400ml-$450ml. During the year the company reported revenue growth of 12%. Whilst organic revenue growth was lower than usual, solid growth in licenses and maintenance, as well as recurring revenue were well received.

Amongst the negative contributors were South African insurance company, Discovery and Tencent Music Entertainment, the Chinese music streaming company.

Discovery features as a detractor to relative performance despite continuing to show strong new business growth through its joint venture with Ping An Healthcare and Technology in China, which was up 76% last year. There was some disappointment in recent earnings, whilst the recent release of the National Health Insurance bill in South Africa — with the intention to provide medical access for all — weighed on the share price. However, Discovery's track record of market disruption in South African financial services continues unabated and we remain upbeat about the prospects for this innovative company.

When Tencent Music Entertainment attended an event to update investors there were both positives and negatives in the update, but on the whole, we believe the long-term prospects for the business remain very strong. The company does not intend to change its pricing strategy in the coming 1-2 years. This may be a disappointment for investors in the short term. There is also expected to be a decline in pay-for-downloads in the coming quarters. Balanced against this, however, is a significant improvement in paying-user retention ratio from 60% to 70% per month. The company's karaoke platform WeSing still accounts for the majority of monthly active users in the Social Entertainment division and, whilst the average revenue per user of WeSing is below that of live music streaming, the gap is narrowing.

Management Discussion (unaudited)

Annual Report December 31, 2019

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

The International Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Ping An Insurance, Umicore, Takeaway.com, Norilsk Nickel, Ping An Healthcare & Technology, Kuehne & Nagel, CSL, IMCD, ASML

Complete Sales:

Sampo, Credit Suisse, EssilorLuxottica, PriceSmart, SGS, Svenska Handelsbanken, Panalpina, Rolls-Royce, Hon Hai, Brenntag, James Hardie

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Alpha Fund Class 2	32.14%	8.97%	7.83%	5.68%	02/07/08
Baillie Gifford International Alpha Fund Class 3	32.23%	9.04%	8.20%	5.98%	09/01/10
Baillie Gifford International Alpha Fund Class 4	32.27%	9.02%	7.86%	5.70%	07/10/17
Baillie Gifford International Alpha Fund Class 5	32.34%	9.13%	7.92%	5.76%	04/07/14
Baillie Gifford International Alpha Fund Class K	32.16%	8.97%	7.83%	5.68%	04/28/17
Baillie Gifford International Alpha Fund Institutional Class	32.11%	8.86%	7.70%	5.55%	04/28/17
MSCI ACWI (ex U.S.) Index	22.13%	6.01%	5.44%	3.52%	02/07/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Management Discussion (unaudited)

Annual Report December 31, 2019

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford International Concentrated Growth Equities Fund

Market conditions and Review of Performance during 2019.

It has been a very positive year for both absolute and relative performance. Fund returns have generally been driven by stock specific factors deriving primarily from continued operational strength. Whilst geopolitical uncertainty in many parts of the world has frequently dominated short-term news flow, it has had little direct impact on the long-term business fundamentals of holdings in the Fund. We aim to hold a small number of exceptional growth companies whose culture, competitive advantages and structural opportunities position them to be long-term winners. In that context, we see market volatility as an opportunity to look where others may not, over a time frame that few are able or willing to entertain.

ASML and Mercadolibre were among the positive contributors to performance.

ASML, the Dutch semi-conductor equipment manufacturer, is the Fund's largest holding. We believe it has solid growth prospects and a competitive advantage expected to endure for at least the next decade. Performance was helped both by continued strength in developing leading-edge technology as well as a more cyclical shift in market expectations for the semiconductor capex cycle and a greater focus on longer-term opportunities provided by more robust global semiconductor spending. After a slower period for industry capex as a whole, there are growing expectations of a recovery in the memory capex cycle and a multi-year investment cycle in foundry. We own ASML in the Fund for its through-the-cycle opportunity and the likelihood its continued investments in R&D will push the boundaries at the leading edge of technology and reinforce its competitive advantages.

Mercadolibre continued to post a significant growth in revenues and online payments throughout the year. We are pleased that the business continues to deliver operationally, and optimistic about further investments being made to maximise the broad opportunities across its largest markets: Brazil, Mexico, and Argentina. This includes investing in its payments business, which was given an additional boost earlier in the year with an investment from American online payments company, PayPal.

Among the key detractors from performance over the 12-month period were Tencent and Baidu.

Tencent reported strong growth in revenues and earnings but this seems to have been overlooked by a market more focused on the shorter-term US-China trade discussions and turbulent ongoings in Hong Kong. We see little to change a fundamental thesis that Tencent is more than a social media platform, increasingly becoming a gateway to internet services within it's 'super-app' that positions it to lead over the long-term.

Baidu is China's leading search engine with growth opportunities across advertising and artificial intelligence. In our view, three interconnected issues have led to weaker performance over the year and have resulted in the Fund selling its holding. There is waning conviction in the upside case for the company's artificial intelligence capabilities given that the investment required is likely to be held back by a need to defend its core market share against new entrants. Secondly, it seems increasingly clear that there is a structural shift underlying the first point, with the rise of 'super apps' in several key verticals. This constrains the growth of Baidu's search product and potentially deprives it of the data required to capitalize on its early lead in AI. We had also become more concerned by an increasingly autocratic management style which could undermine Baidu's long-term ability to adapt at a time when corporate culture is absolutely central to retaining talent in a rapidly evolving Chinese internet landscape.

In addition to the sale of Baidu, the Fund also made a complete sale of Rocket Internet during the year. Partial sales were made to AIA. The Fund made no new purchases during the year, but did take advantage of growing conviction in the strategic outlook to make additions to Spotify, Meituan, Delivery Hero, Amazon and Ping An Insurance.

We continue to believe that disruption continues apace and opportunities for growth remain vast. Technological advancements are influencing human behaviour at an increasing rate, altering the demand landscape and leading to the emergence of new business models that are squeezing existing markets. This gives us much reason for optimism, and we remain committed to taking advantage of these changes to find the exceptional companies that drive your returns.

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Concentrated Growth Equities Fund Class K	45.26%	12.49%	12/14/17
Baillie Gifford International Concentrated Growth Equities Fund Institutional Class	45.32%	12.27%	12/14/17
MSCI ACWI (ex U.S.) Index	22.13%	3.73%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford International Growth Fund

Market conditions and Review of Performance during 2019

Equity markets, as measured by the MSCI ACWI (ex U.S.) benchmark, enjoyed a strong year, with a gain of 22.13% over the period. Despite cautious forecasts and markets braced for slowdown towards the end of 2018, equity markets continue to be underpinned by consistent global growth, strong corporate performance and accommodative central banks. As always, whilst we are far from blind to such macro considerations, we believe we are of most value to investors if we focus on the long-term growth prospects for individual companies.

The Fund significantly outperformed its benchmark with a return of 37.34% for Class 2 shares. Positive contributors included ASML, Ferrari and M3, while the negative contributors included Baidu, Rolls-Royce and Aston Martin.

ASML, the manufacturer of leading-edge lithography equipment to the semiconductor industry, is now beginning to see the fruits of its substantial and long-term investment program, a strategy that has enabled it to establish a formidable competitive position. Despite some cyclical headwinds, management restated its full year guidance, and importantly there were higher than expected orders combined with an encouraging outlook for its extreme ultraviolet (EUV) technology. This is the technology behind the semiconductor manufacturing tools that will allow the production of ever smaller and more powerful chips. We are encouraged by the wide range of long-term growth drivers, including 5G adoption, automotive, artificial intelligence and large-scale data storage. We continue to admire ASML's bold decision making and willingness to invest for the future.

Ferrari shares have performed well during 2019, despite some profit taking in Q3. Operating results continue to show solid progress, with revenues and shipments up 9% in the most recent quarter. The business is on track, with strong demand on the back of successful model launches. Ferrari is also entering a period of product expansion, with fifteen new models to be introduced by 2022, by which time volumes should have increased from some 10,000 units to 14,000 units per year.

The strong share price for Japanese medical platform M3 was underpinned by an acceleration of operating profit growth. The core medical platform delivered renewed growth as last year's expansion of the marketing team led to strong results in marketing support services for pharmaceutical companies. The stock also received a technical boost from inclusion in the Nikkei 225 index. More interesting to the long-term investor though is M3's growing user base, which includes almost half of all doctors globally, and the opportunity to monetize this asset through pharmaceutical marketing, drug trials, research, and medical career solutions.

Moving to shares that detracted from performance, Baidu's share price has been trending down since July 2018, including a sharp fall in May after announcing its first quarterly loss as a public company. In its core online search business, revenues fell year-on-year due to trade war fears impacting demand for advertising, increasing competition in search, and advertisers migrating from 'search ads' to 'super apps' that offer better user targeting. Whilst Baidu seem to have an early lead in some areas like AI, we have been reviewing the thesis as there has been a structural shift in its core business, where the rise of 'super apps' in several key verticals has created a new competitive threat.

Rolls-Royce continues to make progress on its restructuring program but a problem with the Trent 1000 engine, the one that powers Boeing's Dreamliner continues to drag. The market was disappointed that the costs associated with fixing the problem will be higher than expected, and this knocked the share price. Then more recently, the company disclosed that it has uncovered another issue with the Trent 1000, so this headwind has not yet abated. In terms of operating performance, the company delivered 257 engines in the first half and is on track to meet the full year target of 500.

Aston Martin, in contrast to Ferrari, with which it is sometimes compared, has had a difficult start to life as a public company. Operating performance has been soft, leading to lower revenue and profits guidance from management, attributed to a challenging external environment. There have also been some concerns about the cash position, which has been somewhat assuaged by a recent bond issue. Meanwhile the company is scheduled to commence deliveries of the much anticipated DBX (SUV) next year. This is a vehicle that will be highly important to the future of Aston Martin.

With the economic expansion in the US appearing somewhat long in the tooth, dysfunctional politics seemingly the new normal in many countries, riots in Hong Kong, and investors actually paying governments to lend them money in some countries, it would be easy to become cautious or depressed. However, there is another perspective. Disruptive forces are spreading into a much broader swathe of the economy as the barriers to disruption continue to fall. As a result, the opportunities have never

Management Discussion (unaudited)

Annual Report December 31, 2019

been greater for management teams with the vision, skill and ambition to grasp them. We aim to find the best of these companies for this Fund.

Investment Strategies used to manage the Fund

The philosophy and process underlying the Fund's management remains unchanged, although in the prior period the Fund changed its primary benchmark to the MSCI ACWI (ex U.S.) Index and began implementing a related increase to its emerging markets exposure. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes, financial strength and valuation. We also consider whether we have a different view from the wider market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. When formulating an investment opinion, we pay little heed to broker research. Instead, we prefer to listen to alternative voices such as academia, authors, and independent experts.

Trading over the period

New Buys:

Argenx, GMO Payment Gateway, HelloFresh, Temenos

Complete Sale:

Alfa Laval, AMS, DIA

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Growth Fund Class 2	37.34%	10.26%	9.08%	6.30%	03/06/08
Baillie Gifford International Growth Fund Class 3	37.44%	10.33%	9.16%	6.36%	04/19/10
Baillie Gifford International Growth Fund Class 4	37.48%	10.33%	9.12%	6.33%	10/10/16
Baillie Gifford International Growth Fund Class 5	37.55%	10.42%	9.41%	6.57%	07/19/12
Baillie Gifford International Growth Fund Class K	37.40%	10.26%	9.09%	6.30%	04/28/17
Baillie Gifford International Growth Fund Institutional Class	37.25%	10.16%	8.95%	6.17%	04/28/17
MSCI EAFE Index*	22.66%	6.18%	5.99%	3.41%	03/06/08
MSCI ACWI (ex U.S.) Index*	22.13%	6.01%	5.44%	3.17%	03/06/08

*  MSCI EAFE was the primary benchmark until November 22, 2019, MSCI ACWI (ex U.S.) Index is the primary benchmark thereafter.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Management Discussion (unaudited)

Annual Report December 31, 2019

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford International Smaller Companies Fund

Market Conditions and Review of Performance during 2019

Although the year has been plagued by pessimistic news stories on trade wars, possible US recession and Brexit, 2019 has ended as another strong year for markets. However, viewing the year as a whole hides distinct periods of volatility, most notably in the third quarter. With this in mind, although it's only a short period, we are encouraged by ending the year as we have. The Fund returned 26.58% for Class K shares, ahead of its benchmark which returned 22.93%.

Over the year the MSCI ACWI ex-USA Small Cap Index has returned slightly less than its large cap peer. However, this does nothing to dent our enthusiasm for the sector. The opportunity set available to the Fund is vast, with most internationally listed companies being considered 'small caps'. Moreover, this remains a highly inefficient market, with many international smaller companies not receiving the same level of coverage by the financial community as larger businesses. For these reasons our portfolio managers remain excited about the prospects of uncovering exceptional, growing companies with the promise of delivering strong returns on behalf of clients. As these are smaller, potentially immature, businesses there will inevitably be periods of under-performance. Yet, over longer, more meaningful, time periods we are confident that the quality of the underlying holdings will be reflected in strong performance.

As you would imagine for an actively managed growth fund, outperformance was entirely driven by stock selection, with events at the individual businesses responsible for the Fund's success rather than themes or sectors. Two of the strongest performers in the Fund this year are Li Ning and Hypoport.

Li Ning was the outstanding contributor over the year. This is a multi-sports sports brand founded by a Chinese Olympic gymnast in 1989. Formerly the leading sports brand in China in the late 2000s, overly ambitious expansion plans, price hikes and intensifying competition resulted in the company having to deal with huge inventory problems and suffer substantial losses. Since 2013, the company has worked to shore up its finances and focused on rebuilding its position, from investing in e-commerce to sorting out its supply chain and getting back to producing products consumers want to buy. These strategic decisions are now being rewarded. This year has seen Li Ning go from strength to strength, recording significant increases in revenue and order growth. Yet more than this, Li Ning is now building a strong and distinctive domestic brand, whose appeal is beginning to rival international brands like Adidas and Nike in the Chinese market.

Hypoport has two strands to its business; firstly, it operates a franchise of German independent mortgage brokers, whilst it also manages a mortgage origination software platform (Europace). Our main interest lies in the software platform, which it sells to German banks to replace their inefficient legacy systems. The success of the software business is reliant upon brokers and banks moving away from internal systems to an outsourced solution. Although this shift takes time, we've already seen it happen elsewhere in the banking sector. Over the year shares have performed strongly on news that usage of the Europace platform is growing, increasing numbers of banks are using it and its adoption is ahead of expectations. Moreover, the platform's transaction volume is growing faster than the market's, suggesting it is increasing share. Despite its progress to date, there is still a lot more for Hypoport to go after and we remain excited by the prospects for this business.

On the flip-side, among the negative contributors were Café24, a Korean e-commerce platform for SME online distribution, and Ted Baker, a UK mid-market fashion brand.

Café24 has struggled to live up to our hopes for it in 2019. The business has struggled to grow its top line revenue, while margins have also suffered due to several one-off expenses and additional investment required to expand into Japan and build capabilities in AI and robotics. Over the same period domestic competition has increased, with competitors such as Korea Center and NHN offering keenly priced alternatives. Over the year competitors' revenues have grown faster than Café24's, suggesting it has lost market share. We continue to hold the business and will monitor the situation further. It is not uncommon for young businesses to have difficult periods; it is for us to decide if Café24 is capable of turning this around or if its long-term potential has diminished.

Ted Baker has also had a difficult year. In March allegations were made against the then CEO, Ray Kelvin. Although Mr. Kelvin was a key component of our original investment thesis, we decided to be supportive of the business after he stepped down. Besides, we continued to like the business model and shares were already down a third. Since then trading conditions have become more difficult, sales have fallen, and shares have performed very

Management Discussion (unaudited)

Annual Report December 31, 2019

poorly. We exited the position in early-December. Due to our long-term investment philosophy and preference to be patient shareholders, one of our constant challenges is evaluating when the difficulties a business face are surmountable or terminal to the investment thesis. In hindsight this is one we got wrong.

Investment Strategies used to manage the Fund

The investment strategy used to manage the Fund is unchanged over the year. The Fund employs bottom-up, fundamental research to build a portfolio of growing companies. The Fund is constructed with an awareness of the asset class; all new purchases must be below $2 billion in market capitalization at time of purchase, we cannot add to a position once its value increases beyond $5 billion and we are forced sellers at $10 billion. International smaller companies present a vast and incredibly diverse investment universe. This Fund seeks to find the exceptional businesses within that, companies with the potential to deliver strong returns for our clients, while also acknowledging that these companies can do so in different ways. Our edge in this comes from our portfolio managers, who bring a range of experiences in managing small and all-cap portfolios across different geographies, and our ability to employ a longer-term investment horizon than most of the market. This long-termism is fundamental to how we exploit the asymmetry available in equity returns.

Central to our investment process is our 'Radar' framework. We assess all potential new and existing holdings against this. It has six spokes (opportunity, edge, alignment, scalability, sustainability, insight) which represent what we believe are the most important factors to the investment case. We recognise that special companies can come in different shapes, and often the most exciting companies will score very highly in few, rather than all, categories.

The International Smaller Companies Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet for weekly stock discussions and six weekly portfolio construction meetings, in which they review the progress of existing holdings and consider revisions to the portfolio.

Trading over the period

All trading decisions are as a result of our bottom-up stock research. As the Fund was launched in December 2018, there were more new buys over 2019 than would typically be the case, as the portfolio managers continued to shape portfolio.

Our new buy and complete sale decisions are listed below:

New Buys:

Kitanotatsujin Corp, Douzone Bizon Co Ltd, Maytronics, Biocartis Gp, Keywords Studios, Dotdigital Group, TCI Co, XXL ASA, Team 17 Group, Tsugami Corp, Aumann Ag, Asiakastieto Group, DMG Mori, ESI Group, Technogym Spa, U-Blox, Hypebeast, Vostok New Ventures, Johnson Electric Holdings, Alpha FX

Complete Sales:

AO World, Xaar, Clinigen, Ted Baker

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Smaller Companies Fund Class K	26.58%	25.03%	12/19/18
Baillie Gifford International Smaller Companies Fund Institutional Class	26.58%	25.03%	12/19/18
MSCI ACWI ex-USA Small Cap Index	22.93%	21.60%	12/19/18

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

Management Discussion (unaudited)

Annual Report December 31, 2019

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund

Market conditions and Review of Performance during 2019

As we take a long-term and bottom-up approach to stock picking, we seek to look beyond the sorts of short-term vagaries of the stock market that occurred in 2019. Regardless of the fact that Class 2 shares of the Fund delivered a return of 33.49% in 2019 (6.19% ahead of the benchmark), our focus is forever on the much longer-term prospects for companies in the portfolio over 5-10 years and beyond. What matters to us is their operational progress, which remains strong and we see considerable upside potential from here. Looking back on 2019, our thinking therefore remains unchanged, other than to further strengthen our view that short-term share price movements are not a good measure of a company's long-term value.

Meituan and Alibaba were among the top positive contributors to Fund performance during the year 2019. The share price of Meituan, the Chinese 'super app' for online services, appreciated strongly throughout the period as it continued to experience rapacious operational growth — across its total sales, number of users, transactions per user and the overall monetization rate. Its food delivery business contributed most of this growth, with close to 28 million orders every day.

Chinese e-commerce company Alibaba has also experienced robust share price performance in 2019, with significant growth across its business fundamentals in commerce, cloud computing, digital media and payments. Its annual 24-hour shopping event reached new records on November 11th, with total sales more than double those of Black Friday and Cyber Monday combined, and 1.3 billion delivery orders.

Among the top detractors from performance over the period were Baidu and Illumina. In recent years, we grew increasingly concerned about the long-term prospects for Baidu, China's leading online search engine. Given our waning conviction in the potential for its artificial intelligence capabilities, our hypothesis that a structural shift is underway in China from online search to 'super apps' such as Meituan, and our concerns about Baidu's corporate culture, we decided to sell the holding in 2019.

The fact that Illumina, the maker of genome sequencing machines, featured among both the top detractors and top contributors from/to performance from quarter to quarter throughout 2019 highlights the short-term volatility of the stock market. Various headwinds in 2019 included a delay to the start of a major population genomics initiative; ongoing weakness in the direct-to-consumer business following an exceptionally strong 2018; and weaker-than-expected purchases of lower-end sequencing equipment. However, the long-term opportunity for Illumina's genome sequencing business remains vast as the transition to more personalized treatments is expected to continue apace.

With the stock market's fixation on the short term, our role as stock-pickers remains as relevant as ever. We are forever seeking to identify the small number of exceptional companies with the most compelling operational performance and opportunities for long-term growth.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. We interact regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. We will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Shopify, Peloton, Pinduoduo

Complete Sales:

Atlas Copco, Bluebird Bio, Baidu, Under Armour

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Long Term Global Growth Fund Class 2	33.49%	17.33%	16.35%	06/10/14
Baillie Gifford Long Term Global Growth Fund Class 4	33.59%	17.34%	16.37%	04/09/19
Baillie Gifford Long Term Global Growth Fund Class K	33.50%	17.33%	16.36%	04/28/17
Baillie Gifford Long Term Global Growth Fund Institutional Class	33.40%	17.22%	16.24%	04/28/17
MSCI ACWI Index	27.30%	8.99%	7.82%	06/10/14

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

  Returns for the K and Institutional share class are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the K and Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford Positive Change Equities Fund

Market Conditions and Review of Performance during 2019

Global equities ended the year well into positive territory despite a number of obstacles. 2019 brought a global manufacturing slowdown, trade wars, Brexit deadlines that came and went, riots and uprisings across the world including in Hong Kong, one of the biggest financial centers. Amid this backdrop, we remained focused on the long-term progress for the companies in the Fund.

Baillie Gifford Positive Change Equities Fund aims to deliver attractive investment returns and to contribute towards a more sustainable world. 2019 was a year of strong operational performance for the majority of holdings in the Fund, providing good progress towards delivering on both our financial and positive impact objectives over our 5-year time horizon.

The largest contributors to financial performance over the year were holdings in our Healthcare and Quality of Life impact theme. The top contributor M3, the Japanese healthcare platform, posted strong results with overall profits rising well ahead of market expectations. M3's platform uses technology and data to take costs out of healthcare systems and drive efficiencies for both doctors and pharmaceutical companies. Pleasingly, its recent strong results are due to growth in its core medical platform, which allows doctors to more efficiently source information about new drug developments. M3 also announced the acquisition of a French medical records company, which should open-up the French market, an important step as the company continues to expand internationally. We believe that M3 has huge growth potential to continue disrupting the existing drug information market and using this valuable data to expand into other areas such as clinical drug trials.

Another healthcare company which contributed significantly to performance over the period was Dexcom, the maker of continuous glucose monitoring (CGM) devices. Dexcom shares have been buoyed by strong patient additions, increasing global awareness of the benefits of real-time continuous glucose monitoring (CGM) and impressive full-year guidance. Walgreens in the US announced that all Medicare patients can now fill their Dexcom CGM prescriptions through any of its nationwide retail locations which should boost volumes, and Dexcom started selling its newest G6 device in Canada in November. Beyond North America, international growth was also strong, and management is upbeat about Dexcom being able to achieve its long-term target on the expansion of the G6 rollout and improved awareness and access to CGM globally. We believe Dexcom is still at the early stages of an exciting growth trajectory which will improve patient outcomes in the long run.

Detractors over the period included Abiomed and Tesla. The largest detractor to financial performance was Abiomed, the manufacturer of the world's smallest heart pump, Impella®. The pump is improving patient outcomes (both recovery times and mortality rates), and the company has a significant technological lead on competitors. Share price volatility in 2019 was driven by a restructuring of the salesforce as Abiomed prepares for the next leg of growth. Short-term earnings guidance came in below expectations as a result and the company was punished on the back of exceptionally strong share price performance in 2018. Our investment case is unchanged for this remarkable and still relatively young company.

Tesla was another significant detractor to relative performance as the company's share price continues to be very volatile over the short term. Tesla had a capital raise and weaker quarterly results over the first half of the year which spooked the market, although a surprise profit announcement in the third quarter meant its share price has notably recovered. Amid this backdrop we are focused on whether Tesla is executing on its long-term plan. The company produced more cars in 2018 than all other years combined and 2019 exceeded production further by almost 50%. Over the year, Tesla built its new Shanghai factory in just 10 months and is already producing full vehicles on a trial basis, ready for live production in 2020 for the exciting new Chinese market. Looking further out, we believe that Tesla will continue to grow its market share in the overall vehicle market as well as develop its stationary storage offering over the next 10 years. Growth will come from the introduction of more affordable cars such as the Model 3 and Model Y. Musk's masterplan also discusses potential opportunities in trucks, semis and buses. And lastly, in terms of stationary storage, the purchase of Solar City in 2016 has enabled Tesla to introduce solar and storage products for the domestic market. We believe Tesla's brand, engineering expertise, scale in battery module production and abilities in software are underestimated by the market and we think the company is still relatively early in the growth cycle.

We believe that every company within the portfolio has the potential to deliver positive impact as well as strong financial returns. We published our second Positive Change Impact Report in mid-2019 which provided a comprehensive

Management Discussion (unaudited)

Annual Report December 31, 2019

analysis of the impact of the holdings within the portfolio. The report combined bespoke metrics for individual companies along with the portfolio's overall contribution to the UN Sustainable Development Goals. A copy of our Impact Report is available on our website — www.bailliegifford.com/positivechangereport

All in all, we are very pleased with the progress that the companies in the portfolio are making. Provided that the fundamental investment and impact case remain intact, we are happy to own companies that are experiencing short-term setbacks. In fact, being patient owners of the companies in which we invest and encouraging management teams to take a long-term view are how we, as investors, can add value. Ultimately, change takes time; an ability to look beyond quarterly results and focus on long-term operational growth and positive impact is essential.

Investment Strategies used to manage the Fund

Baillie Gifford Positive Change Equities Fund seeks capital appreciation by investing in high quality growth businesses that deliver a positive social or environmental change in the following areas: social inclusion and education, healthcare, the environment, and that address basic needs and aspirations of the world's poorest populations.

The Fund applies Baillie Gifford's core approach to stock picking as well as inhouse, proprietary research on positive impact when considering holdings for the Fund.

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. We firmly believe that investment performance and impact are complementary and that companies that are doing the right thing will outperform over the long term.

The Positive Change Portfolio Construction Group, consisting of a mix of Investment Managers and Impact Analysts, is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. They monitor both the investment and impact performance of the holdings in the fund on a regular basis. Holdings must meet both impact and investment objectives over the long run to merit a place in the Fund.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research and are listed below:

New Buys:

Sartorius, Shopify, Teladoc

Complete Sales:

Kroton Educacional, Euglena

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Positive Change Equities Fund Class K	30.53%	14.46%	12/14/17
Baillie Gifford Positive Change Equities Fund Institutional Class	30.49%	14.44%	12/14/17
MSCI ACWI Index	27.30%	8.32%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

Management Discussion (unaudited)

Annual Report December 31, 2019

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford U.S. Equity Growth Fund

Market conditions and Review of Performance during 2019

2019 saw the U.S. equity market recover strongly from the sharp sell-off it experienced at the end of 2018. The Federal Reserve ended 2018 by making its fourth interest rate rise in 12 months and indicating that further increases were coming in 2019. By the end of January, however, it had put these on pause and was considering a looser monetary policy, which boosted equity markets. Three rate cuts followed, starting in July. Alongside this, 2019 saw some progress in two of the notable trade disputes affecting market sentiment: in the closing months of the year a long-awaited "phase one" trade truce was announced between the U.S. and China; while the United States-Mexico-Canada Agreement (USMCA) has replaced the North American Free Trade Agreement (NAFTA). The strong start and end to the year was punctuated with a spike in volatility in late summer. This was caused in part by the U.S. yield curve inverting for several weeks in August. The bond market indicator, which shows the difference between short-term and long-term interest rates, has inverted before every U.S. recession in the last 50 years. A sharp rotation from high growth stocks into value stocks followed in September, significantly impacting the Fund's performance during the third quarter. However, fears of an imminent recession have subsided somewhat: the actions of the Federal Reserve and the progress in trade negotiations helped stimulate an end of year rally that saw the S&P 500 reach new highs at the close of the year. The U.S. economy continues to grow steadily, but trade disputes have had a slowing effect on growth. Inflation remains in line with the Federal Reserve's 2% target, unemployment continues to fall, and despite President Trump's impeachment in December, it seems that many market participants are entering 2020 in a more optimistic mood than a year ago.

The Fund's Class K shares returned 29.78%, compared to the 31.49% return of the S&P 500 Index (the Fund's primary benchmark), and the 36.39% return of the Russell 1000 Growth Index (the Fund's secondary benchmark). Our investment horizon is five years and beyond and we encourage all investors in the Fund to view shorter periods of time through this lens. We believe factors other than fundamentals drive share prices over the shorter term, particularly so over 12 months.

The Fund's performance continues to be driven by stock selection rather than thematic or sector views, as we would expect given our bottom-up stock picking approach to investment. The biggest detractors to relative performance against the S&P 500 Index in 2019 were Abiomed, maker of the world's smallest heart pump, and GrubHub, the online takeaway delivery company. Elsewhere, the strong share price performance of Apple during the year, which is not held in the Fund but is a large benchmark constituent, also hurt relative performance.

Abiomed's share price suffered this year after enjoying a strong run over a number of years. The company encountered some execution issues in getting the next cohort of heart surgeons to adopt its technology which slowed revenue growth, while some negative third-party research on the efficacy of Abiomed's Impella heart pump was published in November. We believe the company will be able to manage these issues and they are not material to the long-term growth opportunity for Abiomed, which remains vast.

GrubHub's operational results and forecasts suffered heavily this year as competition in the online food delivery space increased rapidly. The growth of rivals DoorDash and UberEats has had an impact on customer retention and order frequency in GrubHub's major markets. The company is investing heavily to compete, but the situation has challenged our original investment thesis. We are assessing the long-term investment case for GrubHub as the scale of the opportunity still stands.

For Apple, while we admire it as a business, we cannot comfortably make the case for a 2.5 times share price return over the next five years with a better than average probability. This is our minimum valuation hurdle for every stock in the portfolio.

Top contributors to relative performance against the S&P 500 Index in 2019 were ecommerce company Shopify, programmatic advertising platform The Trade Desk, and media streaming company Roku. Despite their strong performance this year, we still believe all three are still in the early stages of growth.

Shopify delivered strong operational performance throughout the year and announced in October that over one million merchants now use the Shopify platform. The company remains focused on serving its merchants and investing for the future: its move into offering two-day shipping for merchants via the Shopify Fulfilment Network supports this approach, and we believe further embeds its competitive position.

The Trade Desk platform runs real time digital auctions for ad buyers to better target online ads. Like Shopify, the company also delivered a strong set of operational results ahead of Wall Street expectations throughout the year. Notably, programmatic advertising on connected TVs continues to grow rapidly for The Trade Desk, an area we

Management Discussion (unaudited)

Annual Report December 31, 2019

think will grow in importance for it over the coming years. It is also making good progress in China, which is another potentially huge opportunity for growth.

It was also a strong operational year for Roku, which makes media streaming devices and software to allow people to watch TV online. Roku continued to gain market share in user accounts, users are watching more video via the internet compared to the past, and Roku's monetization of that viewership continues to improve. While this is a competitive market, we remain confident that Roku is emerging as one of the key players.

Despite what much of the media would seem to have people believe, the past decade may have been the best one in human history. While there remain many uncertainties in the macro environment, the world is unequivocally getting better in terms of human development, perhaps at an increasing rate. Extreme poverty has more than halved over the past decade, falling to below 10% of world population for the first time. According to Legatum Institute, a London-based think tank focused on global poverty, 148 out of 167 countries have seen net positive progress in the past decade. That's not to say that there aren't still serious problems to be addressed. But as investors, we continue to be impressed by the innovative ways in which entrepreneurs are trying to address these pressing issues. Thus, we believe that this is an unprecedented time to be an investor in the U.S. market: We are witnessing a once-in-a-generation change in leadership of companies. The disruption witnessed over the last two decades in the advertising and retail industries continues to broaden out to other areas of the economy such as entertainment, healthcare, automotive, and real estate. We are observing the changing of consumer expectations (demand) and innovative business (supply). This interplay has created a positive feedback loop that sets the stage for significant growth opportunities to come. Our sole focus is to find the exceptional growth companies that are driving or exploiting these opportunities when they are under-appreciated. It then takes a level of patience rare in this industry to hold them over the long term, secure in the belief that share prices are driven by company level fundamentals.

Investment strategies used to manage the Fund

The Fund seeks to meet its objective by identifying the exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. Our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets.

In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that will allow it to deliver high future returns. Such opportunities are rare. The Fund is concentrated as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below.

New Buys:

2U, Appian, Chewy, Lyft, Roku, Teladoc, Yext, Zillow, Zoom Video Communications

Complete Sales:

Agios Pharmaceuticals, Celgene, Ellie Mae, Now Inc, Tableau Software, Under Armour, Vertex Pharmaceuticals, Wabtec

Management Discussion (unaudited)

Annual Report December 31, 2019

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford U.S. Equity Growth Fund Class K*	29.78%	23.12%	12/05/16
Baillie Gifford U.S. Equity Growth Fund Institutional Class	30.01%	23.07%	04/28/17
S&P 500 Index	31.49%	15.52%	12/05/16
Russell 1000 Growth Index	36.39%	20.50%	12/05/16

*  The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of Baillie Gifford U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K.

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2019. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2019

As a shareholder of Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund and/or Baillie Gifford U.S. Equity Growth Fund, you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including advisory fees, administration and supervisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford China A Shares Fund — Class K(1)
Actual	$1,000	$1,029.00	0.87%	$0.29
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$0.29
Baillie Gifford China A Shares Fund — Institutional Class(1)
Actual	$1,000	$1,029.00	0.87%	$0.29
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$0.29
Baillie Gifford Developed EAFE All Cap Fund — Class 2
Actual	$1,000	$1,103.20	0.65%	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Developed EAFE All Cap Fund — Class 3
Actual	$1,000	$1,103.50	0.58%	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford Developed EAFE All Cap Fund — Class K
Actual	$1,000	$1,102.50	0.65%	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Developed EAFE All Cap Fund — Institutional Class
Actual	$1,000	$1,102.70	0.72%	$3.82
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford EAFE Plus All Cap Fund — Class 2
Actual	$1,000	$1,095.70	0.65%	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford EAFE Plus All Cap Fund — Class K
Actual	$1,000	$1,095.90	0.64%	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.98	0.64%	$3.26
Baillie Gifford EAFE Plus All Cap Fund — Institutional Class
Actual	$1,000	$1,095.30	0.75%	$3.96
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.75%	$3.82

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford Emerging Markets Equities Fund — Class 2
Actual	$1,000	$1,090.70	0.83%	$4.37
Hypothetical (5% return before expenses)	$1,000	$1,021.02	0.83%	$4.23
Baillie Gifford Emerging Markets Equities Fund — Class 3
Actual	$1,000	$1,091.20	0.76%	$4.01
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford Emerging Markets Equities Fund — Class 5
Actual	$1,000	$1,091.60	0.68%	$3.58
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford Emerging Markets Equities Fund — Class K
Actual	$1,000	$1,090.70	0.82%	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18
Baillie Gifford Emerging Markets Equities Fund — Institutional Class
Actual	$1,000	$1,090.60	0.91%	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,020.62	0.91%	$4.63
Baillie Gifford Global Alpha Equities Fund — Class 2
Actual	$1,000	$1,098.60	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford Global Alpha Equities Fund — Class 3
Actual	$1,000	$1,098.90	0.59%	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,022.23	0.59%	$3.01
Baillie Gifford Global Alpha Equities Fund — Class 4
Actual	$1,000	$1,099.10	0.56%	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85
Baillie Gifford Global Alpha Equities Fund — Class K
Actual	$1,000	$1,098.60	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford Global Alpha Equities Fund — Institutional Class
Actual	$1,000	$1,098.70	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford Global Stewardship Equities Fund — Class K
Actual	$1,000	$1,037.00	0.65%	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Stewardship Equities Fund — Institutional Class
Actual	$1,000	$1,037.00	0.65%	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford International Alpha Fund — Class 2
Actual	$1,000	$1,100.30	0.61%	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford International Alpha Fund — Class 3
Actual	$1,000	$1,100.70	0.54%	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,022.48	0.54%	$2.75
Baillie Gifford International Alpha Fund — Class 4
Actual	$1,000	$1,100.90	0.51%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.60
Baillie Gifford International Alpha Fund — Class 5
Actual	$1,000	$1,101.10	0.46%	$2.44
Hypothetical (5% return before expenses)	$1,000	$1,022.89	0.46%	$2.35
Baillie Gifford International Alpha Fund — Class K
Actual	$1,000	$1,100.50	0.61%	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford International Alpha Fund — Institutional Class
Actual	$1,000	$1,099.90	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford International Concentrated Growth Equities Fund — Class K
Actual	$1,000	$1,145.30	0.72%	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Concentrated Growth Equities Fund — Institutional Class
Actual	$1,000	$1,144.70	0.72%	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Growth Fund — Class 2
Actual	$1,000	$1,110.90	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06
Baillie Gifford International Growth Fund — Class 3
Actual	$1,000	$1,111.30	0.53%	$2.82
Hypothetical (5% return before expenses)	$1,000	$1,022.53	0.53%	$2.70
Baillie Gifford International Growth Fund — Class 4
Actual	$1,000	$1,111.40	0.50%	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.68	0.50%	$2.55
Baillie Gifford International Growth Fund — Class 5
Actual	$1,000	$1,111.70	0.45%	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.94	0.45%	$2.29
Baillie Gifford International Growth Fund — Class K
Actual	$1,000	$1,111.00	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford International Growth Fund — Institutional Class
Actual	$1,000	$1,110.50	0.65%	$3.46
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford International Smaller Companies Fund — Class K
Actual	$1,000	$1,065.50	0.90%	$4.69
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
Baillie Gifford International Smaller Companies Fund — Institutional Class
Actual	$1,000	$1,065.50	0.90%	$4.69
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
Baillie Gifford Long Term Global Growth Fund — Class 2
Actual	$1,000	$1,121.70	0.76%	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford Long Term Global Growth Fund — Class 4
Actual	$1,000	$1,122.30	0.66%	$3.53
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford Long Term Global Growth Fund — Class K
Actual	$1,000	$1,121.80	0.76%	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford Long Term Global Growth Fund — Institutional Class
Actual	$1,000	$1,121.40	0.86%	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.87	0.86%	$4.38
Baillie Gifford Positive Change Equities Fund — Class K
Actual	$1,000	$1,166.70	0.65%	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Positive Change Equities Fund — Institutional Class
Actual	$1,000	$1,166.40	0.65%	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(2)
Baillie Gifford U.S. Equity Growth Fund — Class K
Actual	$1,000	$1,030.30	0.65%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$1,029.80	0.75%	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.75%	$3.82

(1)  Commencement of operation December 19, 2019.

(2)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period end December 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent period may differ from expense ratios based on the data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford China A Shares Fund

	Value	% of Total Net Assets
Advertising	$20,798	2.0%
Auto Parts & Equipment	68,650	6.7
Beverages	109,099	10.6
Commercial Services	43,569	4.2
Electrical Components & Equipment	29,062	2.8
Electronics	56,102	5.5
Entertainment	15,885	1.5
Food	82,142	8.0
Healthcare — Products	33,580	3.3
Healthcare — Services	120,689	11.7
Home Furnishings	54,498	5.3
Insurance	83,565	8.1
Leisure Time	31,971	3.1
Metal Fabricate/Hardware	48,331	4.7
Pharmaceuticals	123,890	12.1
Software	56,934	5.5
Transportation	27,262	2.7
Total Value of Investments	1,006,027	97.8
Other assets less liabilities	22,577	2.2
Net Assets	$1,028,604	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford China A Shares Fund

	Shares	Value
COMMON STOCKS — 97.8%
CHINA — 97.8%
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	$39,070
Berry Genomics Co., Ltd., Class A *	5,800	30,492
BGI Genomics Co., Ltd., Class A	3,400	33,580
China International Travel Service Corp., Ltd., Class A	2,500	31,971
Contemporary Amperex Technology Co., Ltd., Class A	1,900	29,062
Focus Media Information Technology Co., Ltd., Class A	23,100	20,798
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,500	54,114
Glodon Co., Ltd., Class A	8,100	39,570
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	29,407
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	6,200	29,227
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,800	43,569
Huayu Automotive Systems Co., Ltd., Class A	7,800	29,129
Iflytek Co., Ltd., Class A	3,500	17,364
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	6,300	28,028
Jiangsu Hengrui Medicine Co., Ltd., Class A	4,800	60,388
Kweichow Moutai Co., Ltd., Class A	300	51,053
Luzhou Laojiao Co., Ltd., Class A	2,200	27,426
Midea Group Co., Ltd., Class A	6,500	54,498
Ping An Insurance Group Co. of China Ltd., Class A	6,800	83,565
SF Holding Co., Ltd., Class A	5,100	27,262
Shenzhen Inovance Technology Co., Ltd., Class A	6,100	26,875
Topchoice Medical Corp., Class A *	1,700	25,055
Visual China Group Co., Ltd., Class A	6,400	15,884
Weichai Power Co., Ltd., Class A	17,300	39,521
Wuliangye Yibin Co., Ltd., Class A	1,600	30,620
WuXi AppTec Co., Ltd., Class A	2,700	35,735
Yunnan Baiyao Group Co., Ltd., Class A	1,900	24,433
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	19,400	48,331
		1,006,027
TOTAL INVESTMENTS — 97.8%
(cost $975,723)		$1,006,027
Other assets less liabilities — 2.2%		22,577
NET ASSETS — 100.0%		$1,028,604

*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford China A Shares Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$—	$1,006,027	$—	$1,006,027
Total	$—	$1,006,027	$—	$1,006,027

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford China A Shares Fund

ASSETS
Investments, at value (cost $975,723)	$1,006,027
Cash	22,863
Due from Investment Advisor	29,454
Total Assets	1,058,344
LIABILITIES
Advisory fee payable	181
Administration & Supervisory fee payable	56
Trustee fee payable	3
Accrued expenses	29,500
Total Liabilities	29,740
NET ASSETS	$1,028,604
COMPOSITION OF NET ASSETS
Paid-in capital	$999,736
Total distributable earnings	28,868
$1,028,604
NET ASSET VALUE, PER SHARE
Class K ($514,302 / 50,000 shares outstanding), unlimited authorized, no par value	$10.29
Institutional Class ($514,302 / 50,000 shares outstanding), unlimited authorized, no par value	$10.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Period December 19, 2019* through December 31, 2019
Baillie Gifford China A Shares Fund

INVESTMENT INCOME
Interest	$22
Total Investment Income	22
EXPENSES
Advisory fee (Note B)	181
Administration & Supervisory fee — Class K shares (Note B)	28
Administration & Supervisory fee — Institutional Class shares (Note B)	28
Transfer agency	2,500
Professional fees	24,400
Custody	1,321
Fund accounting	1,250
Legal	14
Registration fees	8
Trustees' fees	3
Miscellaneous	7
Total Expenses	29,740
Fees waived	(29,454)
Net Expenses	286
Net Investment Loss	(264)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Foreign currency transactions	(1,436)
(1,436)
Net change in unrealized appreciation on:
Investments	30,304
30,304
Net realized and unrealized gain	28,868
NET INCREASE IN NET ASSETS FROM OPERATIONS	$28,604

*  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford China A Shares Fund

For the Period December 19, 2019(a) through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(264)
Net realized loss	(1,436)
Net change in unrealized appreciation	30,304
Net increase in net assets from operations	28,604
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	500,000
Institutional Class	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	1,028,604
NET ASSETS
Beginning of period	—
End of period	$1,028,604

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford China A Shares Fund
Selected data for a Class K share outstanding throughout the period:

	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency	0.29
Net increase in net asset value from investment operations	0.29
Net asset value, end of period	$10.29
Total Return
Total return based on net asset value(d)	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$514
Ratio of net expenses to average net assets, before waiver	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87	%*
Ratio of net investment loss to average net assets	(0.80	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford China A Shares Fund
Selected data for an Institutional Class share outstanding throughout the period:

	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.00	)(c)
Net realized and unrealized gain on investments and foreign currency	0.29
Net increase in net asset value from investment operations	0.29
Net asset value, end of period	$10.29
Total Return
Total return based on net asset value(d)	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$514
Ratio of net expenses to average net assets, before waiver	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87	%*
Ratio of net investment loss to average net assets	(0.80	)%*
Portfolio turnover rate(e)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

	Value	% of Total Net Assets
Apparel	$17,047,922	3.0%
Auto Manufacturers	5,297,054	0.9
Auto Parts & Equipment	7,185,328	1.3
Banks	12,071,163	2.1
Beverages	7,862,371	1.4
Building Materials	18,690,617	3.3
Chemicals	11,204,976	2.0
Commercial Services	7,885,480	1.4
Computers	10,203,230	1.8
Cosmetics/Personal Care	27,626,095	4.8
Diversified Financial Services	28,636,586	5.0
Electrical Components & Equipment	12,106,146	2.1
Electronics	39,971,931	7.0
Engineering & Construction	7,975,670	1.4
Food	14,029,765	2.5
Hand/Machine Tools	20,927,559	3.7
Healthcare — Products	33,393,664	5.8
Healthcare — Services	7,196,558	1.3
Holding Companies — Diversified	3,967,682	0.7
Insurance	31,126,809	5.5
Internet	70,762,775	12.3
Investment Companies	10,963,586	1.9
Leisure Time	12,556,678	2.2
Machinery — Construction & Mining	6,927,064	1.2
Machinery — Diversified	48,009,276	8.4
Oil & Gas Services	4,497,871	0.8
Retail	40,589,638	7.1
Semiconductors	27,917,782	4.9
Software	8,410,716	1.4
Telecommunications	7,363,531	1.3
Total Value of Investments	562,405,523	98.5
Other assets less liabilities	8,701,022	1.5
Net Assets	$571,106,545	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 97.2%
AUSTRALIA — 4.9%
Cochlear Ltd.	80,259	$12,649,303
SEEK Ltd.	487,790	7,720,589
Treasury Wine Estates Ltd.	690,242	7,862,371
		28,232,263
CHINA — 1.0%
Prosus NV *	76,381	5,716,501
DENMARK — 0.3%
Novozymes A/S, B Shares	32,072	1,569,455
FINLAND — 1.7%
Kone Oyj, B Shares	147,166	9,622,910
FRANCE — 2.1%
Legrand SA	148,243	12,106,146
GERMANY — 7.7%
adidas AG	27,515	8,944,304
Bechtle AG	73,073	10,203,230
Infineon Technologies AG	472,350	10,672,494
Nemetschek SE	30,271	1,994,216
Zalando SE *	233,939	11,797,637
		43,611,881
HONG KONG — 5.9%
AIA Group Ltd.	1,711,600	18,002,551
Jardine Matheson Holdings Ltd.	71,300	3,967,682
Jardine Strategic Holdings Ltd.	129,500	3,971,519
Techtronic Industries Co., Ltd.	913,000	7,451,629
		33,393,381
IRELAND — 1.8%
Kingspan Group PLC	165,852	10,129,716
JAPAN — 24.7%
Denso Corp.	159,100	7,185,328
Kakaku.com, Inc.	331,400	8,461,672

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
Kao Corp.	125,700	$10,367,120
Keyence Corp.	18,400	6,460,950
MS&AD Insurance Group Holdings, Inc.	397,600	13,124,258
Murata Manufacturing Co., Ltd.	134,900	8,302,906
Nidec Corp.	58,000	7,921,861
Olympus Corp.	873,700	13,466,081
Pigeon Corp.	131,000	4,796,721
Shimano, Inc.	77,400	12,556,678
Shiseido Co., Ltd.	175,500	12,462,254
SMC Corp.	29,800	13,628,000
SoftBank Group Corp.	169,600	7,363,531
Sugi Holdings Co., Ltd.	58,200	3,070,321
Suzuki Motor Corp.	126,900	5,297,054
Sysmex Corp.	106,900	7,278,280
		141,743,015
NETHERLANDS — 2.7%
ASML Holding NV	52,643	15,585,376
NEW ZEALAND — 2.4%
Ryman Healthcare Ltd.	654,793	7,196,558
Xero Ltd. *	114,210	6,416,500
		13,613,058
PORTUGAL — 1.8%
Jeronimo Martins SGPS SA	610,354	10,058,246
SINGAPORE — 2.1%
United Overseas Bank Ltd.	613,789	12,071,163
SPAIN — 2.5%
Industria de Diseno Textil SA	402,132	14,211,611
SWEDEN — 8.4%
Atlas Copco AB, A Shares	342,432	13,668,403
Atlas Copco AB, B Shares	26,196	909,552
Avanza Bank Holding AB	680,598	7,106,555
Epiroc AB, A Shares	260,741	3,188,669
Epiroc AB, B Shares	314,555	3,738,395
Investor AB, B Shares	200,821	10,963,586
Nibe Industrier AB, B Shares	493,441	8,560,901
		48,136,061

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
SWITZERLAND — 4.7%
Compagnie Financiere Richemont SA	147,280	$11,510,069
Schindler Holding AG, Participating Certificates	52,992	13,475,930
u-blox Holding AG *	16,426	1,659,912
		26,645,911
UNITED KINGDOM — 18.2%
ASOS PLC *	134,315	6,019,062
Auto Trader Group PLC	1,641,403	12,962,492
Burberry Group PLC	277,561	8,103,618
Hargreaves Lansdown PLC	654,368	16,785,448
HomeServe PLC	476,357	7,975,670
Intertek Group PLC	101,763	7,885,480
John Wood Group PLC	848,056	4,497,871
Johnson Matthey PLC	242,332	9,635,521
Jupiter Fund Management PLC	873,642	4,744,583
Rightmove PLC	1,559,661	13,087,437
Trainline PLC *	1,265,465	8,570,819
Weir Group PLC (The)	185,972	3,719,461
		103,987,462
UNITED STATES — 4.3%
Mettler-Toledo International, Inc. *	20,742	16,454,214
Spotify Technology SA *	54,993	8,224,203
		24,678,417
Total Common Stocks
(cost $453,815,592)		555,112,573
PREFERRED STOCKS — 1.3%
GERMANY — 1.3%
Sartorius AG 0.32% (cost $4,542,525)	34,117	7,292,950
TOTAL INVESTMENTS — 98.5%
(cost $458,358,117)		$562,405,523
Other assets less liabilities — 1.5%		8,701,022
NET ASSETS — 100.0%		$571,106,545

*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$62,064,029	$493,048,544	$—	$555,112,573
Preferred Stocks **	—	7,292,950	—	7,292,950
Total	$62,064,029	$500,341,494	$—	$562,405,523

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

ASSETS
Investments, at value (cost $458,358,117)	$562,405,523
Cash	8,322,462
Tax reclaims receivable	756,716
Dividends receivable	350,476
Capital shares sold receivable	86,000
Receivable for investments sold	11,268
Prepaid assets	25,104
Total Assets	571,957,549
LIABILITIES
Advisory fee payable	458,447
Servicing fee payable	113,922
Administration & Supervisory fee payable	94,641
Payable for investment purchased	14,061
Trustee fee payable	4,722
Commitment fee payable	1,828
Accrued expenses	163,383
Total Liabilities	851,004
NET ASSETS	$571,106,545
COMPOSITION OF NET ASSETS
Paid-in capital	$478,332,096
Total distributable earnings	92,774,449
$571,106,545
NET ASSET VALUE, PER SHARE
Class 2 ($229,861,194 / 17,504,234 shares outstanding), unlimited authorized, no par value	$13.13
Class 3 ($84,911,312 / 6,402,287 shares outstanding), unlimited authorized, no par value	$13.26
Class K ($247,154,848 / 18,849,469 shares outstanding), unlimited authorized, no par value	$13.11
Institutional Class ($9,179,191 / 700,893 shares outstanding), unlimited authorized, no par value	$13.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Developed EAFE All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $867,287)	$7,944,680
Interest	48,233
Total Investment Income	7,992,913
EXPENSES
Advisory fee (Note B)	1,622,137
Shareholder Servicing fees — Class 2 shares (Note B)	351,598
Shareholder Servicing fees — Class 3 shares (Note B)	75,171
Administration & Supervisory fee — Class K shares (Note B)	301,400
Administration & Supervisory fee — Institutional Class shares (Note B)	7,107
Transfer agency	71,200
Sub-transfer agency — Institutional Class shares	3,072
Fund accounting	199,094
Registration fees	137,007
Legal	85,416
Custody	62,314
Professional fees	48,076
Trustees' fees	18,499
Miscellaneous	21,453
Total Expenses	3,003,544
Net Investment Income	4,989,369
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1,993,626)
Foreign currency transactions	(114,062)
(2,107,688)
Net change in unrealized appreciation on:
Investments	127,364,413
Translation of net assets and liabilities denominated in foreign currencies	17,354
127,381,767
Net realized and unrealized gain	125,274,079
NET INCREASE IN NET ASSETS FROM OPERATIONS	$130,263,448
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,989,369	$4,627,166
Net realized loss	(2,107,688)	(8,465,609)
Net change in unrealized appreciation (depreciation)	127,381,767	(73,462,453)
Net increase (decrease) in net assets from operations	130,263,448	(77,300,896)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(2,596,461)	(1,510,948)
Class 3	(1,002,546)	(573,430)
Class K	(2,874,994)	(1,410,939)
Institutional Class	(107,514)	(17,245)
Total Distributions to Shareholders	(6,581,515)	(3,512,562)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	7,500
Class K	73,243,343	181,677,307
Institutional Class	7,084,206	2,216,528
Dividends reinvested:
Class 2	2,596,461	1,510,948
Class 3	1,002,546	573,430
Class K	2,624,780	1,410,939
Institutional Class	107,514	17,245
Cost of shares redeemed:
Class 2	(9,000,000)	(5,000,000)
Class 3	—	(5,000,000)
Class K	(29,311,402)	(389,000)
Institutional Class	(990,117)	(639)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	47,363,331	177,024,258
Total Increase in Net Assets	171,045,264	96,210,800
NET ASSETS
Beginning of year	400,061,281	303,850,481
End of year	$571,106,545	$400,061,281

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.04	$12.06	$9.55	$9.70		$9.36
From Investment Operations
Net investment income(a)	0.13	0.15	0.14	0.17		0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.11	(2.08)	2.58	(0.18)		0.27 (b)
Net increase (decrease) in net asset value from investment operations	3.24	(1.93)	2.72	(0.01)		0.40
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.03)	(0.22)	(0.14)		(0.09)
From net realized gain on investments	—	(0.06)	—	—		—
Total Dividends and Distributions	(0.15)	(0.09)	(0.22)	(0.14)		(0.09)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	0.01	(0.00	)(c)	0.03
Net asset value, end of year	$13.13	$10.04	$12.06	$9.55		$9.70
Total Return
Total return based on net asset value(d)	32.33%	(16.05)%	28.59%	(0.20)%		4.61%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$229,861	$181,679	$221,316	$172,316		$172,659
Ratio of net expenses to average net assets	0.66%	0.67%	0.66%	0.66%		0.66%
Ratio of net investment income to average net assets	1.08%	1.23%	1.22%	1.73%		1.36%
Portfolio turnover rate(e)	19%	14%	21%	13%		18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period March 24, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.13	$12.17	$10.49
From Investment Operations
Net investment income(b)	0.14	0.16	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.15	(2.11)	1.79
Net increase (decrease) in net asset value from investment operations	3.29	(1.95)	1.91
Dividends and Distributions to Shareholders
From net investment income	(0.16)	(0.03)	(0.23)
From net realized gain on investments	—	(0.06)	—
Total Dividends and Distributions	(0.16)	(0.09)	(0.23)

Proceeds from Purchase Fees and Redemption Fees(b)	—	—	0.00	(c)

Net asset value, end of period	$13.26	$10.13	$12.17
Total Return
Total return based on net asset value(d)	32.42%	(15.99)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$84,911	$64,123	$82,523
Ratio of net expenses to average net assets	0.59%	0.60%	0.58	%*
Ratio of net investment income to average net assets	1.16%	1.31%	1.32	%*
Portfolio turnover rate(e)	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.03	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.12	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.11	(2.04)	1.47
Net increase (decrease) in net asset value from investment operations	3.23	(1.93)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.15)	(0.04)	(0.22)
From net realized gain on investments	—	(0.06)	—
Total Dividends and Distributions	(0.15)	(0.10)	(0.22)
Net asset value, end of period	$13.11	$10.03	$12.06
Total Return
Total return based on net asset value(c)	32.24%	(16.05)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$247,155	$152,397	$6
Ratio of net expenses to average net assets	0.66%	0.67%	0.66%*
Ratio of net investment income to average net assets	1.04%	0.99%	0.87%*
Portfolio turnover rate(d)	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Developed EAFE All Cap Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.02	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.11	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.13	(2.00)	1.47
Net increase (decrease) in net asset value from investment operations	3.24	(1.94)	1.54
Dividends and Distributions to Shareholders
From net investment income	(0.16)	(0.04)	(0.22)
From net realized gain on investments	—	(0.06)	—
Total Dividends and Distributions	(0.16)	(0.10)	(0.22)
Net asset value, end of period	$13.10	$10.02	$12.06
Total Return
Total return based on net asset value(c)	32.28%	(16.13)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9,179	$1,862	$6
Ratio of net expenses to average net assets	0.73%	0.77%	0.66%*
Ratio of net investment income to average net assets	0.89%	0.59%	0.87%*
Portfolio turnover rate(d)	19%	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

	Value	% of Total Net Assets
Apparel	$13,893,458	3.1%
Auto Manufacturers	6,840,345	1.5
Auto Parts & Equipment	4,904,630	1.1
Banks	8,308,621	1.9
Beverages	9,478,714	2.1
Building Materials	12,571,539	2.8
Chemicals	7,034,105	1.6
Commercial Services	6,897,964	1.5
Computers	8,215,727	1.8
Cosmetics/Personal Care	21,510,206	4.8
Diversified Financial Services	13,802,970	3.1
Electrical Components & Equipment	10,335,095	2.3
Electronics	33,931,861	7.6
Engineering & Construction	5,742,080	1.3
Food	10,324,718	2.3
Hand/Machine Tools	14,213,018	3.2
Healthcare — Products	23,299,097	5.2
Holding Companies — Diversified	2,292,686	0.5
Insurance	28,402,049	6.3
Internet	67,425,010	15.1
Investment Companies	10,275,485	2.3
Leisure Time	6,456,793	1.4
Machinery — Construction & Mining	4,907,482	1.1
Machinery — Diversified	35,741,051	8.0
Oil & Gas Services	3,299,337	0.7
Retail	32,592,043	7.3
Semiconductors	25,106,141	5.7
Software	6,357,072	1.4
Telecommunications	4,984,277	1.1
Total Value of Investments	439,143,574	98.1
Other assets less liabilities	8,491,356	1.9
Net Assets	$447,634,930	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
COMMON STOCKS — 96.6%
AUSTRALIA — 4.3%
Cochlear Ltd.	55,568	$8,757,852
SEEK Ltd.	341,917	5,411,756
Treasury Wine Estates Ltd.	418,142	4,762,949
		18,932,557
BRAZIL — 0.9%
Raia Drogasil SA *	151,200	4,196,179
CHINA — 5.7%
Alibaba Group Holding Ltd. ADR *	38,559	8,178,364
Baidu, Inc. ADR *	17,201	2,174,206
Ping An Insurance Group Co. of China Ltd., Class H	446,000	5,277,727
Prosus NV *	33,775	2,527,786
Trip.com Group Ltd. ADR *	86,867	2,913,519
Tsingtao Brewery Co., Ltd., Class H	701,943	4,715,765
		25,787,367
DENMARK — 0.3%
Novozymes A/S, B Shares	23,894	1,169,261
FINLAND — 1.5%
Kone Oyj, B Shares	105,976	6,929,573
FRANCE — 2.3%
Legrand SA	126,556	10,335,095
GERMANY — 7.4%
adidas AG	27,708	9,007,043
Bechtle AG	58,839	8,215,727
Infineon Technologies AG	273,914	6,188,939
Nemetschek SE	23,419	1,542,815
Zalando SE *	166,070	8,374,976
		33,329,500
HONG KONG — 5.6%
AIA Group Ltd.	1,416,800	14,901,855
Jardine Matheson Holdings Ltd.	41,200	2,292,686

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
Jardine Strategic Holdings Ltd.	102,000	$3,128,146
Techtronic Industries Co., Ltd.	586,500	4,786,835
		25,109,522
INDIA — 1.0%
Mahindra & Mahindra Ltd. GDR	363,156	2,745,459
MakeMyTrip Ltd. *	71,341	1,633,709
		4,379,168
IRELAND — 1.5%
Kingspan Group PLC	113,141	6,910,294
JAPAN — 22.2%
Denso Corp.	108,600	4,904,630
Kakaku.com, Inc.	170,900	4,363,608
Kao Corp.	78,300	6,457,800
Keyence Corp.	14,500	5,091,509
MS&AD Insurance Group Holdings, Inc.	249,100	8,222,467
Murata Manufacturing Co., Ltd.	115,400	7,102,709
Nidec Corp.	44,100	6,023,346
Olympus Corp.	523,800	8,073,175
Pigeon Corp.	103,900	3,804,423
Shimano, Inc.	39,800	6,456,793
Shiseido Co., Ltd.	158,400	11,247,983
SMC Corp.	23,300	10,655,450
SoftBank Group Corp.	114,800	4,984,277
Sugi Holdings Co., Ltd.	46,200	2,437,265
Suzuki Motor Corp.	98,100	4,094,886
Sysmex Corp.	95,000	6,468,070
		100,388,391
NETHERLANDS — 1.9%
ASML Holding NV	28,523	8,444,459
NEW ZEALAND — 1.1%
Xero Ltd. *	85,691	4,814,257
PORTUGAL — 1.6%
Jeronimo Martins SGPS SA	436,702	7,196,572

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
SINGAPORE — 1.9%
United Overseas Bank Ltd.	422,473	$8,308,621
SOUTH AFRICA — 1.2%
Naspers Ltd., N Shares	32,858	5,377,114
SPAIN — 2.2%
Industria de Diseno Textil SA	273,664	9,671,467
SWEDEN — 7.0%
Atlas Copco AB, A Shares	99,300	3,963,626
Atlas Copco AB, B Shares	177,748	6,171,596
Epiroc AB, A Shares	21,971	268,689
Epiroc AB, B Shares	390,316	4,638,793
Investor AB, B Shares	188,217	10,275,485
Nibe Industrier AB, B Shares	326,308	5,661,245
		30,979,434
SWITZERLAND — 4.2%
Compagnie Financiere Richemont SA	101,242	7,912,156
Schindler Holding AG, Participating Certificates	37,067	9,426,183
u-blox Holding AG *	11,459	1,157,977
		18,496,316
TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	160,323	9,314,766
UNITED KINGDOM — 16.2%
ASOS PLC *	84,433	3,783,699
Auto Trader Group PLC	1,175,134	9,280,271
Burberry Group PLC	167,367	4,886,415
Hargreaves Lansdown PLC	411,615	10,558,496
HomeServe PLC	342,953	5,742,080
Intertek Group PLC	89,019	6,897,964
John Wood Group PLC	622,077	3,299,337
Johnson Matthey PLC	147,500	5,864,844
Jupiter Fund Management PLC	597,420	3,244,474
Rightmove PLC	1,123,075	9,423,953
Trainline PLC *	982,198	6,652,291
Weir Group PLC (The)	146,464	2,929,297
		72,563,121

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
UNITED STATES — 4.5%
Mettler-Toledo International, Inc. *	17,821	$14,137,043
Spotify Technology SA *	38,146	5,704,734
		19,841,777
Total Common Stocks
(cost $316,162,804)		432,474,811
PREFERRED STOCKS — 1.5%
GERMANY — 1.5%
Sartorius AG 0.32% (cost $4,012,980)	31,197	6,668,763
TOTAL INVESTMENTS — 98.1%
(cost $320,175,784)		$439,143,574
Other assets less liabilities — 1.9%		8,491,356
NET ASSETS — 100.0%		$447,634,930

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$74,984,634	$357,490,177	$—	$432,474,811
Preferred Stocks **	—	6,668,763	—	6,668,763
Total	$74,984,634	$364,158,940	$—	$439,143,574

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

ASSETS
Investments, at value (cost $320,175,784)	$439,143,574
Cash	8,210,919
Tax reclaims receivable	674,100
Dividends receivable	282,233
Receivable for investments sold	8,414
Prepaid assets	23,490
Total Assets	448,342,730
LIABILITIES
Advisory fee payable	360,638
Servicing fee payable	125,078
Administration & Supervisory fee payable	50,089
Capital shares purchased payable	36,636
Payable for investment purchased	10,826
Trustee fee payable	3,737
Commitment fee payable	971
Accrued expenses	119,825
Total Liabilities	707,800
NET ASSETS	$447,634,930
COMPOSITION OF NET ASSETS
Paid-in capital	$331,245,628
Total distributable earnings	116,389,302
$447,634,930
NET ASSET VALUE, PER SHARE
Class 2 ($309,334,898 / 18,516,183 shares outstanding), unlimited authorized, no par value	$16.71
Class K ($114,921,941 / 6,897,108 shares outstanding), unlimited authorized, no par value	$16.66
Institutional Class ($23,378,091 / 1,405,659 shares outstanding), unlimited authorized, no par value	$16.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford EAFE Plus All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $679,652)	$6,162,207
Non-cash income	2,854,953
Interest	33,560
Total Investment Income	9,050,720
EXPENSES
Advisory fee (Note B)	1,316,593
Shareholder Servicing fees — Class 2 shares (Note B)	465,615
Administration & Supervisory fee — Class K shares (Note B)	144,741
Administration & Supervisory fee — Institutional Class shares (Note B)	29,132
Transfer agency	55,637
Sub-transfer agency — Institutional Class shares	16,748
Fund accounting	166,151
Legal	71,012
Custody	58,524
Professional fees	53,852
Registration fees	41,712
Trustees' fees	15,338
Miscellaneous	17,960
Total Expenses	2,453,015
Net Investment Income	6,597,705
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	8,559,309
Foreign currency transactions	(28,470)
8,530,839
Net change in unrealized appreciation on:
Investments	87,028,332
Translation of net assets and liabilities denominated in foreign currencies	1,419
87,029,751
Net realized and unrealized gain	95,560,590
NET INCREASE IN NET ASSETS FROM OPERATIONS	$102,158,295

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford EAFE Plus All Cap Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,597,705	$2,951,074
Net realized gain	8,530,839	4,489,513
Net change in unrealized appreciation (depreciation)	87,029,751	(55,320,823)
Net increase (decrease) in net assets from operations	102,158,295	(47,880,236)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(11,089,493)	(5,515,340)
Class K	(4,158,396)	(1,650,610)
Institutional Class	(833,239)	(266,670)
Total Distributions to Shareholders	(16,081,128)	(7,432,620)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	2,723,300	34,104,348 *
Class 3	—	405,000
Class K	27,900,000	67,194,504
Institutional Class	9,046,949	12,355,055
Dividends reinvested:
Class 2	11,089,493	5,515,340
Class K	4,146,582	1,650,610
Institutional Class	828,614	263,403
Cost of shares redeemed:
Class 2	(528,300)	(37,450,000)
Class 3	—	(27,282,248)*
Class K	(1,375,000)	(500,000)
Institutional Class	(805,468)	(38,023)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	53,026,170	56,217,989
Total Increase in Net Assets	139,103,337	905,133
NET ASSETS
Beginning of year	308,531,593	307,626,460
End of year	$447,634,930	$308,531,593

*  See Note D for details of share class conversions

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$13.15	$16.11	$12.46	$12.55	$12.43
From Investment Operations
Net investment income(a)	0.27	0.17	0.16	0.19	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.91	(2.81)	3.74	(0.13)	0.09 (b)
Net increase (decrease) in net asset value from investment operations	4.18	(2.64)	3.90	0.06	0.26
Dividends and Distributions to Shareholders
From net investment income	(0.33)	(0.09)	(0.25)	(0.16)	(0.15)
From net realized gain on investments	(0.29)	(0.23)	—	—	—
Total Dividends and Distributions	(0.62)	(0.32)	(0.25)	(0.16)	(0.15)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	0.00 (c)	0.01	0.01
Net asset value, end of year	$16.71	$13.15	$16.11	$12.46	$12.55
Total Return
Total return based on net asset value(d)	31.73%	(16.39)%	31.28%	0.59%	2.16%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$309,335	$232,937	$280,488	$272,338	$229,032
Ratio of net expenses to average net assets	0.65%	0.68%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.76%	1.06%	1.06%	1.46%	1.29%
Portfolio turnover rate(e)	11%	26%	12%	23%	16%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.12	$16.10	$14.15
From Investment Operations
Net investment income(b)	0.26	0.04	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.91	(2.68)	2.13
Net increase (decrease) in net asset value from investment operations	4.17	(2.64)	2.21
Dividends and Distributions to Shareholders
From net investment income	(0.34)	(0.11)	(0.26)
From net realized gain on investments	(0.29)	(0.23)	—
Total Dividends and Distributions	(0.63)	(0.34)	(0.26)
Net asset value, end of period	$16.66	$13.12	$16.10
Total Return
Total return based on net asset value(c)	31.72%	(16.36)%	15.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$114,922	$64,827	$6
Ratio of net expenses to average net assets	0.65%	0.68%	0.68%*
Ratio of net investment income to average net assets	1.73%	0.42%	0.73%*
Portfolio turnover rate(d)	11%	26%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford EAFE Plus All Cap Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.10	$16.09	$14.15
From Investment Operations
Net investment income(b)	0.26	0.07	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.88	(2.73)	2.21
Net increase (decrease) in net asset value from investment operations	4.14	(2.66)	2.22
Dividends and Distributions to Shareholders
From net investment income	(0.32)	(0.10)	(0.28)
From net realized gain on investments	(0.29)	(0.23)	—
Total Dividends and Distributions	(0.61)	(0.33)	(0.28)
Net asset value, end of period	$16.63	$13.10	$16.09
Total Return
Total return based on net asset value(c)	31.60%	(16.50)%	15.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$23,378	$10,768	$201
Ratio of net expenses to average net assets	0.75%	0.78%	0.68%*
Ratio of net investment income to average net assets	1.72%	0.47%	0.14%*
Portfolio turnover rate(d)	11%	26%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

	Value	% of Total Net Assets
Apparel	$41,117,233	1.1%
Auto Manufacturers	107,583,440	2.8
Auto Parts & Equipment	16,857,373	0.4
Banks	693,226,959	18.3
Biotechnology	34,174,091	0.9
Building Materials	49,119,223	1.2
Chemicals	30,135,340	0.8
Commercial Services	16,988,866	0.5
Computers	55,109,333	1.5
Diversified Financial Services	156,683,534	4.1
Electronics	20,103,948	0.5
Food	37,730,885	1.0
Gas	23,144,759	0.6
Holding Companies — Diversified	16,371,378	0.4
Home Furnishings	23,483,474	0.6
Insurance	247,139,394	6.5
Internet	607,155,614	16.1
Iron/Steel	109,406,880	2.9
Machinery — Construction & Mining	19,057,607	0.5
Mining	187,785,774	5.0
Oil & Gas	463,765,302	12.3
Pharmaceuticals	16,403,181	0.4
Real Estate	50,525,977	1.3
Retail	22,042,891	0.6
Semiconductors	609,595,001	16.1
Software	55,132,879	1.5
Total Value of Investments	3,709,840,336	97.9
Other assets less liabilities	77,792,041	2.1
Net Assets	$3,787,632,377	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
COMMON STOCKS — 94.9%
ARGENTINA — 1.2%
Banco Macro SA ADR	241,814	$8,765,758
MercadoLibre, Inc. *	65,850	37,662,249
		46,428,007
BRAZIL — 8.8%
B3 SA — Brasil Bolsa Balcao	3,558,100	38,007,198
Banco Bradesco SA ADR	8,248,636	73,825,292
Cogna Educacao	5,979,100	16,988,867
Petroleo Brasileiro SA ADR *	6,032,688	96,161,047
Vale SA ADR	8,288,400	109,406,880
		334,389,284
CANADA — 0.1%
Valeura Energy, Inc. *	4,672,400	2,302,827
CHILE — 0.7%
Lundin Mining Corp.	4,396,100	26,270,637
CHINA — 28.9%
Alibaba Group Holding Ltd. ADR *	1,176,209	249,473,929
BeiGene Ltd. ADR *	91,076	15,096,758
Brilliance China Automotive Holdings Ltd.	28,070,000	29,132,628
China Merchants Bank Co., Ltd., Class H	20,110,500	103,390,671
China Vanke Co., Ltd., Class H	11,843,600	50,525,977
CNOOC Ltd.	68,894,000	114,559,052
Geely Automobile Holdings Ltd.	9,115,000	17,846,334
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,303,834	16,403,181
Kingsoft Corp. Ltd. *	7,271,000	18,856,743
Minth Group Ltd.	4,774,000	16,857,373
Ping An Bank Co., Ltd., Class A	14,370,236	34,001,084
Ping An Insurance Group Co. of China Ltd., Class H	14,758,500	174,644,234
Shenzhou International Group Holdings Ltd.	1,903,000	27,812,490
Tencent Holdings Ltd.	4,031,300	194,212,544
Tencent Music Entertainment Group ADR *	1,108,365	13,012,205
Zai Lab Ltd. ADR *	458,700	19,077,333
		1,094,902,536

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
HONG KONG — 0.6%
Haier Electronics Group Co., Ltd.	7,516,300	$23,483,474
INDIA — 13.7%
Ambuja Cements Ltd.	3,999,041	10,997,298
Asian Paints Ltd.	531,898	13,304,020
HDFC Life Insurance Co., Ltd.	2,080,743	18,257,424
Housing Development Finance Corp., Ltd.	3,509,841	118,676,336
ICICI Lombard General Insurance Co., Ltd.	1,062,573	20,644,640
ICICI Prudential Life Insurance Co., Ltd.	2,648,334	17,900,278
Indraprastha Gas Ltd.	3,857,075	23,144,759
Mahindra & Mahindra Ltd.	4,204,981	31,333,564
Maruti Suzuki India Ltd.	283,492	29,270,914
Reliance Industries Ltd.	6,051,951	128,374,678
Tata Consultancy Services Ltd.	1,819,680	55,109,333
Tech Mahindra Ltd.	3,396,725	36,276,136
UltraTech Cement Ltd.	305,914	17,346,727
		520,636,107
INDONESIA — 1.8%
Bank Mandiri Persero Tbk PT	43,930,800	24,274,557
Bank Rakyat Indonesia Persero Tbk PT	142,305,400	45,043,350
		69,317,907
MEXICO — 2.4%
Alfa SAB de CV, Class A	19,766,400	16,371,378
Cemex SAB de CV, Participating Certificates ADR	5,496,084	20,775,197
Grupo Financiero Banorte SAB de CV, Class O	5,833,300	32,567,137
Wal-Mart de Mexico SAB de CV	7,678,260	22,042,891
		91,756,603
PERU — 0.7%
Credicorp Ltd.	117,423	25,026,364
POLAND — 0.4%
KGHM Polska Miedz SA *	599,207	15,115,003
PORTUGAL — 0.9%
Galp Energia, SGPS, SA	1,990,608	33,418,593

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
RUSSIA — 8.2%
Magnit PJSC GDR Reg S	1,689,686	$20,369,165
MMC Norilsk Nickel PJSC ADR	4,787,251	146,400,134
Sberbank of Russia PJSC ADR	8,757,750	144,279,228
		311,048,527
SOUTH AFRICA — 3.4%
FirstRand Ltd.	8,487,584	38,083,659
Naspers Ltd., N Shares	560,579	91,737,080
		129,820,739
SOUTH KOREA — 8.4%
Doosan Bobcat, Inc. *	641,741	19,057,607
LG Chem Ltd. *	61,416	16,831,320
NAVER Corp. *	130,878	21,057,607
Orion Corp. *	190,368	17,361,720
Samsung Electronics Co., Ltd.	3,384,438	163,085,513
Samsung Fire & Marine Insurance Co., Ltd. *	74,644	15,692,817
SK Hynix, Inc.	774,995	63,036,354
		316,122,938
TAIWAN — 9.7%
Eclat Textile Co., Ltd.	988,360	13,304,744
Hon Hai Precision Industry Co., Ltd.	6,627,278	20,103,948
MediaTek, Inc.	6,483,000	96,059,165
Taiwan Semiconductor Manufacturing Co., Ltd.	21,358,310	236,390,139
		365,857,996
THAILAND — 2.6%
Kasikornbank PCL NVDR	7,791,100	39,221,580
Siam Commercial Bank PCL NVDR	14,978,500	60,909,429
		100,131,009
TURKEY — 0.6%
Turkiye Garanti Bankasi AS *	12,185,491	22,821,249
UNITED KINGDOM — 1.8%
Premier Oil PLC *	51,681,299	67,225,257
Total Common Stocks
(cost $2,814,263,208)		3,596,075,057

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
PREFERRED STOCKS — 3.0%
BRAZIL — 1.7%
Banco Bradesco SA 5.35%	4,561,833	$41,017,600
Petroleo Brasileiro SA ADR 5.35%	1,456,022	21,723,848
		62,741,448
SOUTH KOREA — 1.3%
Samsung Electronics Co., Ltd. 2.33%	1,303,229	51,023,831
Total Preferred Stocks
(cost $73,919,067)		113,765,279
TOTAL INVESTMENTS — 97.9%
(cost $2,888,182,275)		$3,709,840,336
Other assets less liabilities — 2.1%		77,792,041
NET ASSETS — 100.0%		$3,787,632,377

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

NVDR  —  Non-Voting Depositary Receipt

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2019, the net value of these securities was $20,369,165 representing 0.5% of net assets.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,040,358,756	$2,555,716,301	$—	$3,596,075,057
Preferred Stocks **	62,741,448	51,023,831	—	113,765,279
Total	$1,103,100,204	$2,606,740,132	$—	$3,709,840,336

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

ASSETS
Investments, at value (cost $2,888,182,275)	$3,709,840,336
Cash	66,490,135
Capital shares sold receivable	16,563,524
Dividends receivable	12,817,912
Receivable for Indian capital gains tax refunds (Note A)	268,502
Tax reclaims receivable	206,929
Prepaid assets	63,606
Total Assets	3,806,250,944
LIABILITIES
Advisory fee payable	4,523,392
Deferred Indian capital gains tax liability (Note A)	11,408,772
Capital shares purchased payable	807,416
Administration & Supervisory fee payable	721,878
Servicing fee payable	191,591
Trustee fee payable	30,351
Commitment fee payable	13,941
Accrued expenses	921,226
Total Liabilities	18,618,567
NET ASSETS	$3,787,632,377
COMPOSITION OF NET ASSETS
Paid-in capital	$3,008,321,680
Total distributable earnings	779,310,697
$3,787,632,377
NET ASSET VALUE, PER SHARE
Class 2 ($118,855,897 / 5,474,111 shares outstanding), unlimited authorized, no par value	$21.71
Class 3 ($344,702,033 / 15,735,314 shares outstanding), unlimited authorized, no par value	$21.91
Class 5 ($1,331,946,417 / 59,190,747 shares outstanding), unlimited authorized, no par value	$22.50
Class K ($1,328,534,881 / 61,392,935 shares outstanding), unlimited authorized, no par value	$21.64
Institutional Class ($663,593,149 / 30,670,450 shares outstanding), unlimited authorized, no par value	$21.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Emerging Markets Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $10,521,890)	$80,751,187
Non-cash income	44,605,517
Interest	375,327
Total Investment Income	125,732,031
EXPENSES
Advisory fee (Note B)	15,647,516
Shareholder Servicing fees — Class 2 shares (Note B)	186,152
Shareholder Servicing fees — Class 3 shares (Note B)	304,865
Shareholder Servicing fees — Class 5 shares (Note B)	241,273
Administration & Supervisory fee — Class K shares (Note B)	1,289,564
Administration & Supervisory fee — Institutional Class shares (Note B)	904,368
Transfer agency	119,601
Sub-transfer agency — Institutional Class shares	452,668
Fund accounting	1,172,369
Custody	1,014,832
Legal	535,007
Registration fees	335,075
Trustees' fees	118,482
Professional fees	30,050
Miscellaneous	131,275
Total Expenses	22,483,097
Net Investment Income	103,248,934
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax benefit of $225,087)	14,740,537
Foreign currency transactions	(819,714)
13,920,823
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax liability of $10,692,971) (Note A)	603,115,782
Translation of net assets and liabilities denominated in foreign currencies	3,091
603,118,873
Net realized and unrealized gain	617,039,696
NET INCREASE IN NET ASSETS FROM OPERATIONS	$720,288,630

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$103,248,934	$26,005,585
Net realized gain	13,920,823	82,003,727
Net change in unrealized appreciation (depreciation)	603,118,873	(410,495,257)
Net increase (decrease) in net assets from operations	720,288,630	(302,485,945)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(4,430,516)	(15,711,644)
Class 3	(12,961,322)	(15,383,533)
Class 5	(49,677,405)	(96,382,507)
Class K	(50,357,207)	(45,808,096)
Institutional Class	(24,586,085)	(14,890,937)
Total Distributions to Shareholders	(142,012,535)	(188,176,717)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	7,306,000	44,256,131 *
Class 3	106,960,476 *	—
Class 5	7,000,000	38,000,000
Class K	797,388,161 *	506,095,758
Institutional Class	498,938,452	289,603,933
Dividends reinvested:
Class 2	4,430,516	15,711,644
Class 3	12,961,322	15,383,534
Class 5	49,677,405	96,382,507
Class K	40,228,644	43,485,061
Institutional Class	24,574,424	14,875,218
Cost of shares redeemed:
Class 2	(109,960,476)*	(25,068,932)
Class 5	(34,320,000)	(25,368,631)*
Class K	(158,716,823)	(29,860,792)
Institutional Class	(213,958,164)*	(21,776,659)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,032,509,937	961,718,772
Total Increase in Net Assets	1,610,786,032	471,056,110
NET ASSETS
Beginning of year	2,176,846,345	1,705,790,235
End of year	$3,787,632,377	$2,176,846,345

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 2 share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period March 3, 2015(a) through December 31, 2015		For the Period April 8, 2014(a) through June 9, 2014		For the Period January 1, 2014(a) through January 12, 2014
Net asset value, beginning of period	$17.62		$22.82	$15.20	$14.88	$17.24		$16.64		$16.52
From Investment Operations
Net investment income(b)	0.63		0.28	0.16	0.07	0.13		0.01		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	4.30		(3.70)	7.89	0.38	(2.38)		1.18		(0.41)
Net increase (decrease) in net asset value from investment operations	4.93		(3.42)	8.05	0.45	(2.25)		1.19		(0.41)
Dividends and Distributions to Shareholders
From net investment income	(0.65)		(0.23)	(0.25)	(0.14)	(0.17)		—		—
From net realized gain on investments	(0.19)		(1.55)	(0.18)	—	(0.00	)(c)	—		—
Total Dividends and Distributions	(0.84)		(1.78)	(0.43)	(0.14)	(0.17)		—		—
Proceeds from Purchase Fees and Redemption Fees(b)	—		—	(0.00)(c)	0.01	0.06		0.02		—
Net asset value, end of period	$21.71		$17.62	$22.82	$15.20	$14.88		$17.85		$16.11
Total Return
Total return based on net asset value(d)	28.00%		(14.92)%	53.02%	3.10%	(12.68)%		7.27%		(2.48)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$118,856		$191,177	$203,830	$121,739	$69,091		$9,994		$49,767
Ratio of net expenses to average net assets	0.83%		0.84%	0.85%	0.87%	0.87	%*	0.90	%*	0.92	%*
Ratio of net investment income to average net assets	3.29	%(e)	1.31%	0.82%	0.52%	0.95	%*	0.46	%*	(0.90	)%*
Portfolio turnover rate(f)	15%		22%	33%	24%	46%		26%		26%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from January 13, 2014 to April 7, 2014 and from June 10, 2014 to March 2, 2015. All shares of this class were redeemed at $16.11 on January 12, 2014. New shares were issued at $16.64 on April 8, 2014. All shares of this class were redeemed at $17.85 on June 9, 2014. New shares were issued at $17.24 on March 3, 2015.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period April 01, 2016(a) through December 31, 2016	For the Year Ended December 31, 2014
Net asset value, beginning of period	$17.77		$23.00	$15.32	$14.72	$16.74
From Investment Operations
Net investment income(b)	0.71		0.29	0.17	0.12	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	4.29		(3.72)	7.96	0.62	(0.15)
Net increase (decrease) in net asset value from investment operations	5.00		(3.43)	8.13	0.74	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.67)		(0.25)	(0.27)	(0.14)	(0.02)
From net realized gain on investments	(0.19)		(1.55)	(0.18)	—	—
Total Dividends and Distributions	(0.86)		(1.80)	(0.45)	(0.14)	(0.02)
Proceeds from Purchase Fees and Redemption Fees(b)	—		—	0.00 (c)	0.00 (c)	0.02
Net asset value, end of period	$21.91		$17.77	$23.00	$15.32	$16.76
Total Return
Total return based on net asset value(d)	28.09%		(14.86)%	53.13%	5.05%	0.26%
Ratios/Supplemental Data
Net assets, end of each period (000's omitted)	$344,702		$167,268	$196,468	$128,303	$485,066
Ratio of net expenses to average net assets	0.76%		0.77%	0.78%	0.80%*	0.75%
Ratio of net investment income to average net assets	3.45	%(e)	1.33%	0.84%	1.09%*	1.00%
Portfolio turnover rate(f)	15%		22%	33%	24%	26%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from December 31, 2014 to March 31, 2016. All shares of this class were redeemed on December 31, 2014 at $16.76. New shares were issued at $14.72 on April 01, 2016.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$18.23		$23.55	$15.67	$15.33	$16.93
From Investment Operations
Net investment income(a)	0.72		0.31	0.19	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	4.42		(3.81)	8.15	0.35	(1.60)
Net increase (decrease) in net asset value from investment operations	5.14		(3.50)	8.34	0.48	(1.46)
Dividends and Distributions to Shareholders
From net investment income	(0.68)		(0.27)	(0.28)	(0.15)	(0.19)
From net realized gain on investments	(0.19)		(1.55)	(0.18)	—	(0.00	)(b)
Total Dividends and Distributions	(0.87)		(1.82)	(0.46)	(0.15)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.01	0.05
Net asset value, end of year	$22.50		$18.23	$23.55	$15.67	$15.33
Total Return
Total return based on net asset value(c)	28.19%		(14.80)%	53.25%	3.24%	(8.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,331,946		$1,063,434	$1,232,137	$1,075,176	$935,177
Ratio of net expenses to average net assets	0.68%		0.69%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets	3.47	%(d)	1.41%	0.91%	0.83%	0.89%
Portfolio turnover rate(e)	15%		22%	33%	24%	46%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.57		$22.79	$18.22
From Investment Operations
Net investment income(b)	0.71		0.34	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.21		(3.75)	5.00
Net increase (decrease) in net asset value from investment operations	4.92		(3.41)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.66)		(0.26)	(0.27)
From net realized gain on investments	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.85)		(1.81)	(0.45)
Net asset value, end of period	$21.64		$17.57	$22.79
Total Return
Total return based on net asset value(c)	28.00%		(14.91)%	27.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,328,535		$499,172	$73,349
Ratio of net expenses to average net assets	0.83%		0.84%	0.85%*
Ratio of net investment income to average net assets	3.55	%(d)	1.65%	0.18%*
Portfolio turnover rate(e)	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Emerging Markets Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.56		$22.80	$18.22
From Investment Operations
Net investment income(b)	0.79		0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	4.12		(3.54)	4.86
Net increase (decrease) in net asset value from investment operations	4.91		(3.43)	5.02
Dividends and Distributions to Shareholders
From net investment income	(0.64)		(0.26)	(0.26)
From net realized gain on investments	(0.19)		(1.55)	(0.18)
Total Dividends and Distributions	(0.83)		(1.81)	(0.44)
Net asset value, end of period	$21.64		$17.56	$22.80
Total Return
Total return based on net asset value(c)	27.94%		(14.98)%	27.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$663,593		$255,795	$6
Ratio of net expenses to average net assets	0.92%		0.95%	0.85%*
Ratio of net investment income to average net assets	3.81	%(d)	0.68%	1.13%*
Portfolio turnover rate(e)	15%		22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Value	% of Total Net Assets
Advertising	$5,436,676	0.6%
Airlines	9,217,185	0.9
Auto Manufacturers	15,413,215	1.6
Banks	46,400,797	4.7
Beverages	17,098,751	1.8
Biotechnology	34,724,143	3.6
Building Materials	28,999,092	3.0
Chemicals	5,594,791	0.6
Commercial Services	62,445,820	6.4
Distribution/Wholesale	6,446,303	0.7
Diversified Financial Services	88,666,314	9.1
Electrical Components & Equipment	7,590,494	0.8
Electronics	9,817,739	1.0
Environmental Control	5,923,099	0.6
Food Service	3,757,586	0.4
Hand/Machine Tools	10,754,399	1.1
Healthcare — Products	60,446,851	6.2
Healthcare — Services	28,793,012	3.0
Holding Companies — Diversified	3,706,138	0.4
Home Furnishings	427,969	0
Insurance	109,063,197	11.2
Internet	192,609,793	19.8
Lodging	3,500,780	0.4
Machinery — Construction & Mining	5,680,333	0.6
Machinery — Diversified	24,045,978	2.5
Media	7,455,443	0.8
Mining	9,214,111	0.9
Miscellaneous Manufacturing	9,973,319	1.0
Oil & Gas	30,135,194	3.1
Oil & Gas Services	2,051,030	0.2
Real Estate	3,858,904	0.4
Retail	14,961,579	1.6
Semiconductors	33,881,198	3.5
Software	48,116,086	5.0
Transportation	12,129,972	1.2
Total Value of Investments	958,337,291	98.7
Other assets less liabilities	12,228,581	1.3
Net Assets	$970,565,872	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
COMMON STOCKS — 97.6%
AUSTRALIA — 1.4%
BHP Group PLC	393,193	$9,214,111
Orica Ltd.	318,624	4,913,335
		14,127,446
BRAZIL — 0.8%
B3 SA — Brasil Bolsa Balcao	738,300	7,886,432
CANADA — 2.4%
Fairfax Financial Holdings Ltd.	17,455	8,196,074
Ritchie Bros. Auctioneers, Inc.	131,272	5,638,132
Shopify, Inc., Class A *	22,974	9,134,003
		22,968,209
CHINA — 8.9%
58.com, Inc. ADR *	88,719	5,742,781
Alibaba Group Holding Ltd. ADR *	148,227	31,438,947
Autohome, Inc. ADR *	60,906	4,873,089
Brilliance China Automotive Holdings Ltd.	5,794,000	6,013,340
Meituan Dianping, Class B *	473,000	6,180,291
Ping An Insurance Group Co. of China Ltd., Class H	1,255,000	14,851,002
Prosus NV *	133,423	9,985,634
Trip.com Group Ltd. ADR *	138,364	4,640,728
Tsingtao Brewery Co., Ltd., Class H	440,000	2,955,990
		86,681,802
DENMARK — 0.5%
Genmab A/S *	21,498	4,781,232
FRANCE — 2.6%
Adevinta ASA *	250,481	2,967,210
Bureau Veritas SA	307,736	8,044,849
Pernod Ricard SA	79,037	14,142,761
		25,154,820

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
GERMANY — 2.6%
Deutsche Boerse AG	49,704	$7,794,250
SAP SE	129,374	17,413,593
		25,207,843
HONG KONG — 2.5%
AIA Group Ltd.	2,009,600	21,136,905
Jardine Matheson Holdings Ltd.	66,600	3,706,138
		24,843,043
INDIA — 3.8%
Housing Development Finance Corp., Ltd.	403,202	13,633,249
ICICI Bank Ltd. ADR	856,094	12,918,459
Reliance Industries Ltd. GDR	240,137	10,217,829
		36,769,537
IRELAND — 3.0%
Bank of Ireland Group PLC	939,656	5,171,518
CRH PLC	374,131	15,089,519
Ryanair Holdings PLC ADR *	105,207	9,217,185
		29,478,222
JAPAN — 7.3%
Advantest Corp.	192,500	10,856,640
CyberAgent, Inc.	161,400	5,622,496
Hoshizaki Corp.	4,800	427,969
MS&AD Insurance Group Holdings, Inc.	349,100	11,523,336
Olympus Corp.	978,800	15,085,956
SMC Corp.	21,100	9,649,356
Sumitomo Mitsui Trust Holdings, Inc.	219,800	8,688,905
Sysmex Corp.	136,700	9,307,212
		71,161,870
MACAU — 0.4%
Sands China Ltd.	655,200	3,500,780
NETHERLANDS — 0.8%
Signify NV	242,516	7,590,494

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
NORWAY — 0.8%
Schibsted ASA, Class A	224,374	$6,788,539
Schibsted ASA, Class B	23,337	666,904
		7,455,443
RUSSIA — 1.2%
Mail.Ru Group Ltd. GDR Reg S *	127,433	2,841,756
Sberbank of Russia PJSC ADR	517,308	8,522,371
		11,364,127
SOUTH AFRICA — 2.2%
Naspers Ltd., N Shares	131,497	21,519,091
SWEDEN — 1.5%
Atlas Copco AB, B Shares	260,061	9,029,589
Epiroc AB, B Shares	477,953	5,680,333
		14,709,922
SWITZERLAND — 1.9%
Compagnie Financiere Richemont SA	93,542	7,310,394
Schindler Holding AG, Participating Certificates	42,290	10,754,399
		18,064,793
TAIWAN — 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	249,147	14,475,441
UNITED KINGDOM — 4.3%
Hays PLC	1,693,836	4,074,504
Just Eat PLC *	425,967	4,712,863
M&G PLC *	1,491,255	4,685,481
Prudential PLC	1,458,489	27,945,759
		41,418,607
UNITED STATES — 47.2%
ABIOMED, Inc. *	24,848	4,238,820
Albemarle Corp.	76,599	5,594,791
Alnylam Pharmaceuticals, Inc. *	85,145	9,806,150
Alphabet, Inc., Class C *	18,541	24,789,688
Amazon.com, Inc. *	16,031	29,622,723
Anthem, Inc.	77,651	23,452,932

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Apache Corp.	323,888	$8,288,294
Arthur J Gallagher & Co.	122,229	11,639,868
Axon Enterprise, Inc. *	69,050	5,059,984
Broadridge Financial Solutions, Inc.	67,400	8,326,596
Chegg, Inc. *	95,719	3,628,707
Chipotle Mexican Grill, Inc. *	9,140	7,651,185
EOG Resources, Inc.	138,838	11,629,071
Facebook, Inc., Class A *	64,104	13,157,346
GrubHub, Inc. *	77,253	3,757,586
Howard Hughes Corp. (The) *	30,433	3,858,904
Illumina, Inc. *	21,047	6,982,132
Interactive Brokers Group, Inc., Class A	79,044	3,685,031
Jefferies Financial Group, Inc.	257,421	5,501,087
Kirby Corp. *	135,485	12,129,972
LendingTree, Inc. *	15,185	4,607,736
Markel Corp. *	7,947	9,084,772
MarketAxess Holdings, Inc.	17,134	6,495,671
Martin Marietta Materials, Inc.	49,741	13,909,573
Mastercard, Inc., Class A	78,892	23,556,362
Microsoft Corp.	123,869	19,534,141
Moody's Corp.	105,702	25,094,712
Myriad Genetics, Inc. *	168,188	4,579,759
Netflix, Inc. *	17,288	5,593,878
Novocure Ltd. *	66,540	5,607,326
NOW, Inc. *	182,476	2,051,030
ResMed, Inc.	83,694	12,970,059
Seattle Genetics, Inc. *	75,047	8,574,870
Service Corp. International	205,719	9,469,246
SiteOne Landscape Supply, Inc. *	71,112	6,446,303
Spotify Technology SA *	25,095	3,752,957
Stericycle, Inc. *	92,824	5,923,100
TD Ameritrade Holding Corp.	130,967	6,509,060
Teladoc Health, Inc. *	63,785	5,340,080
Teradyne, Inc.	125,372	8,549,117
Tesla, Inc. *	22,470	9,399,875
Thermo Fisher Scientific, Inc.	40,747	13,237,478
Trade Desk, Inc. (The), Class A *	20,928	5,436,676
Visa, Inc., Class A	82,454	15,493,107
Waters Corp. *	42,019	9,817,739

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Westinghouse Air Brake Technologies Corp.	68,985	$5,367,033
Zillow Group, Inc., Class C *	193,210	8,876,067
		458,078,594
Total Common Stocks
(cost $614,812,316)		947,237,748
PREFERRED STOCKS — 1.1%
BRAZIL — 1.1%
Banco Bradesco SA 5.35% (cost $8,119,344)	1,234,452	11,099,543
TOTAL INVESTMENTS — 98.7%
(cost $622,931,660)		$958,337,291
Other assets less liabilities — 1.3%		12,228,581
NET ASSETS — 100.0%		$970,565,872

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Reg S under the 1933 Act is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2019, the net value of these securities was $2,841,756 representing 0.3% of net assets.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$597,026,645	$350,211,103	$—	$947,237,748
Preferred Stocks **	11,099,543	—	—	11,099,543
Total	$608,126,188	$350,211,103	$—	$958,337,291

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Alpha Equities Fund

ASSETS
Investments, at value (cost $622,931,660)	$958,337,291
Cash	12,945,942
Tax reclaims receivable	731,375
Dividends receivable	155,085
Receivable for Indian capital gains tax refunds (Note A)	76,898
Receivable for investments sold	61,509
Prepaid assets	23,306
Total Assets	972,331,406
LIABILITIES
Advisory fee payable	927,422
Deferred Indian capital gains tax liability (Note A)	333,788
Servicing fee payable	230,759
Administration & Supervisory fee payable	32,483
Trustee fee payable	8,499
Commitment fee payable	655
Accrued expenses	231,928
Total Liabilities	1,765,534
NET ASSETS	$970,565,872
COMPOSITION OF NET ASSETS
Paid-in capital	$637,145,092
Total distributable earnings	333,420,780
	$970,565,872
NET ASSET VALUE, PER SHARE
Class 2 ($173,625,221 / 10,546,001 shares outstanding), unlimited authorized, no par value	$16.46
Class 3 ($568,608,110 / 33,647,562 shares outstanding), unlimited authorized, no par value	$16.90
Class 4 ($147,091,574 / 8,481,311 shares outstanding), unlimited authorized, no par value	$17.34
Class K ($81,233,880 / 4,945,983 shares outstanding), unlimited authorized, no par value	$16.42
Institutional Class ($7,087 / 431 shares outstanding), unlimited authorized, no par value	$16.45	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Global Alpha Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $883,555)	$11,990,515
Non-cash income	15,410,010
Interest	75,465
Total Investment Income	27,475,990
EXPENSES
Advisory fee (Note B)	3,457,803
Shareholder Servicing fees — Class 2 shares (Note B)	259,672
Shareholder Servicing fees — Class 3 shares (Note B)	526,793
Shareholder Servicing fees — Class 4 shares (Note B)	91,489
Administration & Supervisory fee — Class K shares (Note B)	92,148
Administration & Supervisory fee — Institutional Class shares (Note B)	11
Transfer agency	83,650
Fund accounting	360,969
Legal	159,907
Custody	92,315
Professional fees	52,456
Registration fees	36,236
Trustees' fees	34,427
Miscellaneous	26,286
Total Expenses	5,274,162
Net Investment Income	22,201,828
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax benefit of $74,663)	29,408,046
Foreign currency transactions	34,282
29,442,328
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax liability of $398,259) (Note A)	188,561,915
Translation of net assets and liabilities denominated in foreign currencies	2,268
188,564,183
Net realized and unrealized gain	218,006,511
NET INCREASE IN NET ASSETS FROM OPERATIONS	$240,208,339

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,201,828	$5,902,448
Net realized gain	29,442,328	148,486,032
Net change in unrealized appreciation (depreciation)	188,564,183	(210,354,776)
Net increase (decrease) in net assets from operations	240,208,339	(55,966,296)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(9,449,544)	(29,638,221)
Class 3	(30,477,830)	(101,000,978)
Class 4	(7,732,134)	(24,453,077)
Class K	(4,458,584)	(9,635,592)
Institutional Class	(386)	(1,223)
Total Distributions to Shareholders	(52,118,478)	(164,729,091)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	5,506,000	3,007,500
Class 3	8,000,000	7,500,000
Class K	34,752,614	6,673,503
Dividends reinvested:
Class 2	9,449,544	29,638,221
Class 3	30,477,830	101,000,978
Class 4	7,732,135	24,453,077
Class K	4,458,584	8,951,758
Institutional Class	386	1,223
Cost of shares redeemed:
Class 2	(4,000,000)	(14,500,000)
Class 3	(33,788,000)	(79,500,000)
Class 4	—	(261,700,383)
Class K	(11,265,988)	(16,990,416)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	51,323,105	(191,464,539)
Total Increase (Decrease) in Net Assets	239,412,966	(412,159,926)
NET ASSETS
Beginning of year	731,152,906	1,143,312,832
End of year	$970,565,872	$731,152,906

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$13.13		$18.85	$14.52	$13.96	$14.00
From Investment Operations
Net investment income(a)	0.39		0.11	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.89		(1.93)	4.91	0.59	0.11 (b)
Net increase (decrease) in net asset value from investment operations	4.28		(1.82)	5.01	0.69	0.23
Dividends and Distributions to Shareholders
From net investment income	(0.57)		(0.13)	(0.11)	(0.08)	(0.11)
From net realized gain on investments	(0.38)		(3.77)	(0.57)	(0.05)	(0.17)
Total Dividends and Distributions	(0.95)		(3.90)	(0.68)	(0.13)	(0.28)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (c)	0.00 (c)	0.01
Net asset value, end of year	$16.46		$13.13	$18.85	$14.52	$13.96
Total Return
Total return based on net asset value(d)	32.56%		(9.44)%	34.56%	4.95%	1.75%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$173,625		$129,690	$154,523	$225,095	$210,890
Ratio of net expenses to average net assets	0.67%		0.68%	0.67%	0.67%	0.66%
Ratio of net investment income to average net assets	2.52	%(e)	0.59%	0.59%	0.69%	0.83%
Portfolio turnover rate(f)	17%		18%	27%	20%	16%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$13.46		$19.22	$14.79	$14.23	$14.26
From Investment Operations
Net investment income(a)	0.41		0.13	0.10	0.10	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.99		(1.97)	5.04	0.61	0.12 (b)
Net increase (decrease) in net asset value from investment operations	4.40		(1.84)	5.14	0.71	0.25
Dividends and Distributions to Shareholders
From net investment income	(0.58)		(0.15)	(0.14)	(0.10)	(0.12)
From net realized gain on investments	(0.38)		(3.77)	(0.57)	(0.05)	(0.17)
Total Dividends and Distributions	(0.96)		(3.92)	(0.71)	(0.15)	(0.29)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (c)	0.00 (c)	0.01
Net asset value, end of year	$16.90		$13.46	$19.22	$14.79	$14.23
Total Return
Total return based on net asset value(d)	32.65%		(9.37)%	34.65%	5.02%	1.84%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$568,608		$449,177	$564,714	$593,513	$500,983
Ratio of net expenses to average net assets	0.60%		0.61%	0.60%	0.60%	0.59%
Ratio of net investment income to average net assets	2.61	%(e)	0.67%	0.60%	0.75%	0.85%
Portfolio turnover rate(f)	17%		18%	27%	20%	16%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.79		$19.58	$17.99
From Investment Operations
Net investment income(b)	0.42		0.11	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	4.10		(1.98)	2.31
Net increase (decrease) in net asset value from investment operations	4.52		(1.87)	2.32
Dividends and Distributions to Shareholders
From net investment income	(0.59)		(0.15)	(0.16)
From net realized gain on investments	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(0.97)		(3.92)	(0.73)
Net asset value, end of period	$17.34		$13.79	$19.58
Total Return
Total return based on net asset value(c)	32.69%		(9.35)%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$147,092		$110,854	$367,908
Ratio of net expenses to average net assets	0.57%		0.58%	0.58%*
Ratio of net investment income to average net assets	2.62	%(d)	0.57%	0.15%*
Portfolio turnover rate(e)	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.11		$18.82	$16.56
From Investment Operations
Net investment income(b)	0.35		0.11	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.92		(1.92)	2.96
Net increase (decrease) in net asset value from investment operations	4.27		(1.81)	2.98
Dividends and Distributions to Shareholders
From net investment income	(0.58)		(0.13)	(0.15)
From net realized gain on investments	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(0.96)		(3.90)	(0.72)
Net asset value, end of period	$16.42		$13.11	$18.82
Total Return
Total return based on net asset value(c)	32.48%		(9.38)%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$81,234		$41,427	$56,163
Ratio of net expenses to average net assets	0.67%		0.68%	0.68%*
Ratio of net investment income to average net assets	2.22	%(d)	0.56%	0.17%*
Portfolio turnover rate(e)	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Alpha Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.12		$18.84	$16.56
From Investment Operations
Net investment income(b)	0.39		0.12	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.89		(1.94)	2.95
Net increase (decrease) in net asset value from investment operations	4.28		(1.82)	2.99
Dividends and Distributions to Shareholders
From net investment income	(0.57)		(0.13)	(0.14)
From net realized gain on investments	(0.38)		(3.77)	(0.57)
Total Dividends and Distributions	(0.95)		(3.90)	(0.71)
Net asset value, end of period	$16.45		$13.12	$18.84
Total Return
Total return based on net asset value(c)	32.56%		(9.42)%	18.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7		$5	$6
Ratio of net expenses to average net assets	0.67%		0.68%	0.67%*
Ratio of net investment income to average net assets	2.56	%(d)	0.62%	0.35%*
Portfolio turnover rate(e)	17%		18%	27%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

	Value	% of Total Net Assets
Advertising	$39,746	1.1%
Apparel	75,741	2.1
Auto Manufacturers	79,064	2.2
Banks	168,864	4.7
Biotechnology	131,841	3.7
Building Materials	33,831	1.0
Chemicals	83,438	2.3
Commercial Services	231,179	6.5
Distribution/Wholesale	90,380	2.5
Diversified Financial Services	311,447	8.7
Electronics	86,842	2.5
Food Service	27,919	0.8
Hand/Machine Tools	70,259	1.9
Healthcare — Products	161,734	4.5
Home Furnishings	23,796	0.7
Insurance	213,585	6.0
Internet	926,571	26.0
Machinery — Diversified	177,007	5.0
Metal Fabricate/Hardware	32,175	0.9
Pharmaceuticals	55,704	1.6
Real Estate	38,158	1.1
Retail	127,746	3.5
Semiconductors	131,368	3.7
Software	66,853	1.9
Telecommunications	125,910	3.5
Toys/Games/Hobbies	16,866	0.5
Total Value of Investments	3,528,024	98.9
Other assets less liabilities	39,012	1.1
Net Assets	$3,567,036	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
COMMON STOCKS — 98.9%
CANADA — 3.5%
Shopify, Inc., Class A *	315	$125,238
CHINA — 6.4%
Alibaba Group Holding Ltd. ADR *	404	85,689
Baidu, Inc. ADR *	125	15,800
JD.com, Inc. ADR *	1,401	49,357
Tencent Holdings Ltd.	1,600	77,082
		227,928
DENMARK — 0.7%
Novozymes A/S, B Shares	517	25,300
FRANCE — 1.7%
Sartorius Stedim Biotech	374	62,080
GERMANY — 2.9%
adidas AG	233	75,741
Zalando SE *	593	29,905
		105,646
HONG KONG — 2.6%
AIA Group Ltd.	6,000	63,108
Hong Kong Exchanges & Clearing Ltd.	900	29,239
		92,347
IRELAND — 0.5%
COSMO Pharmaceuticals NV *	207	16,383
JAPAN — 11.3%
CyberAgent, Inc.	400	13,934
DMG Mori Seiki Co., Ltd.	1,700	26,010
FANUC Corp.	200	36,933
FANUC Corp. ADR	1,840	33,893
Gree, Inc.	6,400	28,917
Kubota Corp.	2,500	39,258
MISUMI Group, Inc.	1,300	32,175
Nintendo Co., Ltd. ADR	338	16,866

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
SoftBank Group Corp.	2,900	$125,910
Sumitomo Mitsui Trust Holdings, Inc.	1,300	51,390
		405,286
NETHERLANDS — 1.6%
IMCD NV	664	58,138
SWEDEN — 3.6%
Atlas Copco AB, B Shares	1,085	37,672
Beijer Ref AB	997	29,251
Nibe Industrier AB, B Shares	1,950	33,831
Svenska Handelsbanken AB, A Shares	2,445	26,333
		127,087
SWITZERLAND — 2.0%
Compagnie Financiere Richemont SA	364	28,447
Schindler Holding AG, Participating Certificates	174	44,249
		72,696
TAIWAN — 3.1%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	3,389	20,740
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	88,543
		109,283
UNITED KINGDOM — 6.0%
Hargreaves Lansdown PLC	1,800	46,173
Just Group PLC *	36,025	37,698
M&G PLC *	3,314	10,412
Prudential PLC	3,314	63,499
St James's Place PLC	3,811	58,746
		216,528
UNITED STATES — 53.0%
ABIOMED, Inc. *	240	40,942
Alphabet, Inc., Class A *	64	85,721
Amazon.com, Inc. *	96	177,393
CarMax, Inc. *	483	42,345
Chegg, Inc. *	2,138	81,052
Denali Therapeutics, Inc. *	1,217	21,200
Exact Sciences Corp. *	296	27,374

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

	Shares	Value
Facebook, Inc., Class A *	436	$89,489
Fastenal Co.	1,193	44,081
First Republic Bank	776	91,141
Fortive Corp.	431	32,924
Glaukos Corp. *	387	21,080
GrubHub, Inc. *	574	27,919
Illumina, Inc. *	251	83,267
Interactive Brokers Group, Inc., Class A	1,004	46,807
iRobot Corp. *	470	23,796
LendingTree, Inc. *	246	74,646
Lyft, Inc., Class A *	509	21,897
Markel Corp. *	34	38,868
MarketAxess Holdings, Inc.	396	150,127
Mastercard, Inc., Class A	187	55,836
Netflix, Inc. *	292	94,482
NVIDIA Corp.	182	42,825
Pacira BioSciences, Inc. *	868	39,321
Redfin Corp. *	1,805	38,158
Spotify Technology SA *	312	46,660
STAAR Surgical Co. *	1,070	37,632
Tesla, Inc. *	189	79,064
TJX Cos, Inc. (The)	443	27,049
Trade Desk, Inc. (The), Class A *	153	39,746
Waters Corp. *	142	33,178
Watsco, Inc.	257	46,299
Wayfair, Inc., Class A *	485	43,829
Yext, Inc. *	1,102	15,891
Zoom Video Communications, Inc., Class A *	324	22,045
		1,884,084
TOTAL INVESTMENTS — 98.9%
(cost $3,031,504)		$3,528,024
Other assets less liabilities — 1.1%		39,012
NET ASSETS — 100.0%		$3,567,036

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

Reg S  —  Reg S under the 1933 Act is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2019, the net value of these securities was $20,740 representing 0.6% of net assets.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$2,389,329	$1,138,695	$—	$3,528,024
Total	$2,389,329	$1,138,695	$—	$3,528,024

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

ASSETS
Investments, at value (cost $3,031,504)	$3,528,024
Cash	53,449
Due from Investment Advisor	27,363
Dividends receivable	1,262
Tax reclaims receivable	831
Prepaid assets	25,775
Total Assets	3,636,704
LIABILITIES
Advisory fee payable	2,792
Administration & Supervisory fee payable	1,438
Trustee fee payable	31
Commitment fee payable	29
Accrued expenses	65,378
Total Liabilities	69,668
NET ASSETS	$3,567,036
COMPOSITION OF NET ASSETS
Paid-in capital	$3,073,049
Total distributable earnings	493,987
$3,567,036
NET ASSET VALUE, PER SHARE
Class K ($1,783,518 / 153,535 shares outstanding), unlimited authorized, no par value	$11.62
Institutional Class ($1,783,518 / 153,535 shares outstanding), unlimited authorized, no par value	$11.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Global Stewardship Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,927)	$29,061
Interest	164
Total Investment Income	29,225
EXPENSES
Advisory fee (Note B)	10,810
Administration & Supervisory fee — Class K shares (Note B)	2,785
Administration & Supervisory fee — Institutional Class shares (Note B)	2,785
Transfer agency	31,101
Fund accounting	94,078
Registration fees	34,633
Professional fees	28,011
Legal	4,517
Custody	2,721
Trustees' fees	130
Miscellaneous	4,622
Total Expenses	216,193
Fees waived	(194,899)
Net Expenses	21,294
Net Investment Income	7,931
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	61,242
Foreign currency transactions	(122)
61,120
Net change in unrealized appreciation on:
Investments	740,995
Translation of net assets and liabilities denominated in foreign currencies	30
741,025
Net realized and unrealized gain	802,145
NET INCREASE IN NET ASSETS FROM OPERATIONS	$810,076

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Global Stewardship Equities Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,931	$8,060
Net realized gain (loss)	61,120	(3,854)
Net change in unrealized appreciation (depreciation)	741,025	(292,449)
Net increase (decrease) in net assets from operations	810,076	(288,243)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(21,386)	(15,312)
Institutional Class	(21,386)	(15,312)
Total Distributions to Shareholders	(42,772)	(30,624)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	21,386	15,312
Institutional Class	21,386	15,312
Increase in Net Assets from Transactions in Shares of Beneficial Interest	42,772	30,624
Total Increase (Decrease) in Net Assets	810,076	(288,243)
NET ASSETS
Beginning of year	2,756,960	3,045,203
End of year	$3,567,036	$2,756,960

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Stewardship Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	(0.03)	(0.02)	—
From net realized gain on investments	(0.11)	(0.08)	—
Total Dividends and Distributions	(0.14)	(0.10)	—
Net asset value, end of period	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,784	$1,378	$1,523
Ratio of net expenses to average net assets, before waiver	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65	%*
Ratio of net investment income (loss) to average net assets	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Global Stewardship Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$9.09	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	2.67	(0.96)	0.15
Dividends and Distributions to Shareholders
From net investment income	(0.03)	(0.02)	—
From net realized gain on investments	(0.11)	(0.08)	—
Total Dividends and Distributions	(0.14)	(0.10)	—
Net asset value, end of period	$11.62	$9.09	$10.15
Total Return
Total return based on net asset value(d)	29.37%	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,784	$1,379	$1,523
Ratio of net expenses to average net assets, before waiver	6.60%	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.80	%*
Ratio of net investment income (loss) to average net assets	0.24%	0.25%	(0.31	)%*
Portfolio turnover rate(e)	21%	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

	Value	% of Total Net Assets
Aerospace/Defense	$33,690,622	1.3%
Airlines	76,383,768	3.0
Apparel	56,096,217	2.2
Auto Parts & Equipment	35,799,134	1.4
Banks	117,141,593	4.6
Beverages	33,264,269	1.3
Biotechnology	35,839,851	1.4
Building Materials	76,243,311	3.0
Chemicals	77,815,537	3.0
Commercial Services	127,770,141	5.0
Cosmetics/Personal Care	31,821,231	1.2
Distribution/Wholesale	29,682,851	1.2
Diversified Financial Services	240,602,981	9.4
Electrical Components & Equipment	30,691,122	1.2
Electronics	37,328,355	1.5
Food	105,960,448	4.1
Healthcare — Products	25,462,515	1.0
Healthcare — Services	18,512,408	0.7
Home Furnishings	51,813,196	2.0
Insurance	173,692,197	6.8
Internet	376,798,756	14.7
Leisure Time	32,300,189	1.3
Machinery — Construction & Mining	29,220,417	1.1
Machinery — Diversified	154,014,900	6.0
Mining	64,005,449	2.5
Pharmaceuticals	25,959,001	1.0
Retail	57,584,520	2.2
Semiconductors	201,513,501	7.9
Software	108,929,560	4.3
Transportation	72,951,950	2.9
Total Value of Investments	2,538,889,990	99.2
Other assets less liabilities	20,942,383	0.8
Net Assets	$2,559,832,373	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

	Shares	Value
COMMON STOCKS — 98.9%
ARGENTINA — 2.7%
MercadoLibre, Inc. *	120,676	$69,019,431
AUSTRALIA — 4.1%
Cochlear Ltd.	161,558	25,462,515
CSL Ltd.	184,854	35,839,851
Rio Tinto PLC	739,653	43,784,024
		105,086,390
BELGIUM — 0.9%
Umicore SA	490,637	23,910,810
BRAZIL — 1.3%
Cogna Educacao	4,964,000	14,104,587
Itau Unibanco Holding SA ADR	2,185,448	19,996,849
		34,101,436
CANADA — 4.1%
Constellation Software, Inc.	49,723	48,291,293
Fairfax Financial Holdings Ltd.	84,097	39,488,125
Ritchie Bros. Auctioneers, Inc.	418,098	17,957,309
		105,736,727
CHINA — 6.3%
Alibaba Group Holding Ltd. ADR *	257,085	54,527,728
Ping An Healthcare and Technology Co., Ltd. *	2,536,400	18,512,408
Ping An Insurance Group Co. of China Ltd., Class H	1,453,000	17,194,029
Prosus NV *	160,670	12,024,852
Tencent Holdings Ltd.	841,700	40,549,872
Tencent Music Entertainment Group ADR *	1,521,850	17,866,519
		160,675,408
DENMARK — 2.7%
DSV Panalpina A/S	345,988	39,876,248
Novozymes A/S, B Shares	621,867	30,431,283
		70,307,531
FINLAND — 1.6%
Kone Oyj, B Shares	646,958	42,303,376

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

	Shares	Value
FRANCE — 4.1%
Danone SA	280,428	$23,288,515
Edenred	992,528	51,437,476
Legrand SA	375,821	30,691,122
		105,417,113
GERMANY — 8.8%
Continental AG	108,747	14,053,466
Deutsche Boerse AG	380,033	59,594,244
MTU Aero Engines AG	118,243	33,690,622
SAP SE	450,511	60,638,267
Scout24 AG	859,087	56,848,800
		224,825,399
HONG KONG — 3.8%
AIA Group Ltd.	5,994,000	63,044,691
Hong Kong Exchanges & Clearing Ltd.	1,085,800	35,275,179
		98,319,870
INDIA — 2.1%
Housing Development Finance Corp., Ltd.	1,613,158	54,544,830
IRELAND — 4.8%
CRH PLC	873,565	35,232,781
Kingspan Group PLC	671,458	41,010,531
Ryanair Holdings PLC ADR *	522,519	45,777,889
		122,021,201
JAPAN — 11.0%
Denso Corp.	481,500	21,745,667
FANUC Corp.	122,400	22,602,986
Japan Exchange Group, Inc.	2,174,500	38,282,242
Nidec Corp.	273,300	37,328,355
Shimano, Inc.	199,100	32,300,189
SMC Corp.	92,000	42,073,019
Sony Corp.	469,100	31,850,819
Sumitomo Mitsui Trust Holdings, Inc.	632,900	25,019,144
Toyota Tsusho Corp.	845,000	29,682,851
		280,885,272

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

	Shares	Value
NETHERLANDS — 4.1%
ASML Holding NV	108,584	$32,147,151
Heineken Holding NV	342,250	33,264,268
IMCD NV	268,092	23,473,444
Takeaway.com NV *	185,050	17,105,423
		105,990,286
PANAMA — 1.2%
Copa Holdings SA, Class A	283,178	30,605,878
PERU — 1.0%
Credicorp Ltd.	117,462	25,034,676
RUSSIA — 1.3%
Magnit PJSC GDR Reg S	1,054,846	12,716,169
MMC Norilsk Nickel PJSC ADR	661,236	20,221,425
		32,937,594
SINGAPORE — 1.0%
United Overseas Bank Ltd.	1,259,472	24,769,573
SOUTH AFRICA — 1.9%
Discovery Ltd.	2,459,979	21,187,153
Naspers Ltd., N Shares	160,670	26,293,166
		47,480,319
SOUTH KOREA — 3.5%
NAVER Corp. *	144,951	23,321,881
Samsung Electronics Co., Ltd.	1,356,656	65,373,022
		88,694,903
SPAIN — 2.9%
Bankinter SA	3,038,890	22,321,351
Grifols SA	532,684	18,820,602
Industria de Diseno Textil SA	924,002	32,654,843
		73,796,796
SWEDEN — 3.0%
Atlas Copco AB, B Shares	1,354,669	47,035,519
Epiroc AB, B Shares	2,458,656	29,220,417
		76,255,936

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

	Shares	Value
SWITZERLAND — 4.3%
Compagnie Financiere Richemont SA	318,994	$24,929,677
Kuehne + Nagel International AG	196,101	33,075,701
Nestle SA	488,156	52,850,342
		110,855,720
TAIWAN — 4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,396,000	103,993,329
UNITED KINGDOM — 11.1%
ASOS PLC *	552,062	24,739,572
boohoo Group PLC *	7,840,560	30,938,920
Burberry Group PLC	861,675	25,157,298
Experian PLC	1,305,934	44,270,770
Hargreaves Lansdown PLC	1,297,681	33,287,319
Howden Joinery Group PLC	2,240,619	19,962,377
Just Eat PLC *	1,943,509	21,502,818
Prudential PLC	1,710,694	32,778,199
St James's Place PLC	1,272,745	19,619,167
Unilever NV	554,464	31,821,231
		284,077,671
UNITED STATES — 1.2%
Spotify Technology SA *	201,298	30,104,116
Total Common Stocks
(cost $1,650,166,360)		2,531,751,591
PREFERRED STOCKS — 0.3%
SPAIN — 0.3%
Grifols SA, B Shares 1.70% (cost $7,351,733)	305,482	7,138,399
TOTAL INVESTMENTS — 99.2%
(cost $1,657,518,093)		$2,538,889,990
Other assets less liabilities — 0.8%		20,942,383
NET ASSETS — 100.0%		$2,559,832,373

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

Reg S  —  Reg S under the 1933 Act is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2019, the net value of these securities was $12,716,169 representing 0.5% of net assets.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$588,934,704	$1,942,816,887	$—	$2,531,751,591
Preferred Stocks **	—	7,138,399	—	7,138,399
Total	$588,934,704	$1,949,955,286	$—	$2,538,889,990

**  Refer to Portfolio of Investments for further detail.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Alpha Fund

ASSETS
Investments, at value (cost $1,657,518,093)	$2,538,889,990
Cash	20,221,486
Tax reclaims receivable	3,169,239
Dividends receivable	1,853,653
Capital shares sold receivable	724,058
Prepaid assets	27,276
Total Assets	2,564,885,702
LIABILITIES
Advisory fee payable	2,095,115
Deferred Indian capital gains tax liability (Note A)	1,369,366
Servicing fee payable	471,981
Administration & Supervisory fee payable	278,547
Capital shares purchased payable	261,978
Trustee fee payable	22,408
Commitment fee payable	5,655
Accrued expenses	548,279
Total Liabilities	5,053,329
NET ASSETS	$2,559,832,373
COMPOSITION OF NET ASSETS
Paid-in capital	$1,700,518,120
Total distributable earnings	859,314,253
$2,559,832,373
NET ASSET VALUE, PER SHARE
Class 2 ($513,802,763 / 37,859,702 shares outstanding), unlimited authorized, no par value	$13.57
Class 3 ($668,205,814 / 48,546,522 shares outstanding), unlimited authorized, no par value	$13.76
Class 4 ($580,145,987 / 41,436,719 shares outstanding), unlimited authorized, no par value	$14.00
Class 5 ($104,934,825 / 7,360,154 shares outstanding), unlimited authorized, no par value	$14.26
Class K ($566,554,288 / 41,880,147 shares outstanding), unlimited authorized, no par value	$13.53
Institutional Class ($126,188,696 / 9,294,905 shares outstanding), unlimited authorized, no par value	$13.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford International Alpha Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,649,679)	$44,859,519
Non-cash income	14,472,865
Interest	162,807
Total Investment Income	59,495,191
EXPENSES
Advisory fee (Note B)	7,600,559
Shareholder Servicing fees — Class 2 shares (Note B)	757,606
Shareholder Servicing fees — Class 3 shares (Note B)	683,357
Shareholder Servicing fees — Class 4 shares (Note B)	325,196
Shareholder Servicing fees — Class 5 shares (Note B)	18,604
Administration & Supervisory fee — Class K shares (Note B)	726,122
Administration & Supervisory fee — Institutional Class shares (Note B)	138,569
Transfer agency	124,157
Sub-transfer agency — Institutional Class shares	47,354
Fund accounting	892,478
Legal	407,757
Custody	345,177
Professional fees	100,295
Registration fees	89,334
Trustees' fees	88,608
Miscellaneous	70,530
Total Expenses	12,415,703
Net Investment Income	47,079,488
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	44,542,196
Foreign currency transactions	(229,742)
44,312,454

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax liability of $1,178,205) (Note A)	$513,482,554
Translation of net assets and liabilities denominated in foreign currencies	55,958
513,538,512
Net realized and unrealized gain	557,850,966
NET INCREASE IN NET ASSETS FROM OPERATIONS	$604,930,454

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$47,079,488	$31,236,442
Net realized gain	44,312,454	145,947,686
Net change in unrealized appreciation (depreciation)	513,538,512	(522,018,308)
Net increase (decrease) in net assets from operations	604,930,454	(344,834,180)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(24,482,634)	(29,796,122)
Class 3	(31,689,022)	(54,378,247)
Class 4	(27,316,172)	(38,554,309)
Class 5	(4,893,497)	(6,892,085)
Class K	(27,292,246)	(24,926,464)
Institutional Class	(6,083,997)	(2,245,341)
Total Distributions to Shareholders	(121,757,568)	(156,792,568)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	107,216,862 *	71,126,175 *
Class 3	202,113,924 *	13,500,000
Class 4	204,511,879 *	290,058,382 *
Class 5	—	33,700,000
Class K	197,754,517	245,988,676 *
Institutional Class	100,370,867 *	100,149,976
Dividends reinvested:
Class 2	24,482,634	29,796,122
Class 3	31,689,022	54,378,248
Class 4	27,316,172	38,554,309
Class 5	4,893,497	6,892,085
Class K	24,093,941	24,652,444
Institutional Class	6,083,367	2,245,341
Cost of shares redeemed:
Class 2	(44,700,000)	(142,859,137)
Class 3	(335,095,740)*	(402,752,824)*
Class 4	(198,213,924)*	—
Class 5	—	(124,055,871)
Class K	(36,825,366)*	(14,813,373)
Institutional Class	(33,820,482)	(52,246,242)*
Increase in Net Assets from Transactions in Shares of Beneficial Interest	281,871,170	174,314,311
Total Increase (Decrease) in Net Assets	765,044,056	(327,312,437)
NET ASSETS
Beginning of year	1,794,788,317	2,122,100,754
End of year	$2,559,832,373	$1,794,788,317

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.78		$14.20	$10.90	$10.65	$11.20
From Investment Operations
Net investment income(a)	0.27		0.22	0.18	0.17	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	3.20		(2.59)	3.62	0.39	(0.40)
Net increase (decrease) in net asset value from investment operations	3.47		(2.37)	3.80	0.56	(0.21)
Dividends and Distributions to Shareholders
From net investment income	(0.34)		(0.17)	(0.14)	(0.15)	(0.24)
From net realized gain on investments	(0.34)		(0.88)	(0.36)	(0.16)	(0.11)
Total Dividends and Distributions	(0.68)		(1.05)	(0.50)	(0.31)	(0.35)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$13.57		$10.78	$14.20	$10.90	$10.65
Total Return
Total return based on net asset value(c)	32.14%		(16.57)%	34.96%	5.24%	(1.89)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$513,803		$335,450	$478,079	$578,606	$708,666
Ratio of net expenses to average net assets	0.61%		0.62%	0.61%	0.61%	0.62%
Ratio of net investment income to average net assets	2.11	%(d)	1.57%	1.41%	1.53%	1.61%
Portfolio turnover rate(e)	13%		33%	12%	12%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.92		$14.37	$11.03	$10.79	$11.34
From Investment Operations
Net investment income(a)	0.28		0.22	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	3.24		(2.60)	3.68	0.40	(0.41)
Net increase (decrease) in net asset value from investment operations	3.52		(2.38)	3.86	0.57	(0.21)
Dividends and Distributions to Shareholders
From net investment income	(0.34)		(0.19)	(0.16)	(0.17)	(0.24)
From net realized gain on investments	(0.34)		(0.88)	(0.36)	(0.16)	(0.11)
Total Dividends and Distributions	(0.68)		(1.07)	(0.52)	(0.33)	(0.35)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$13.76		$10.92	$14.37	$11.03	$10.79
Total Return
Total return based on net asset value(c)	32.23%		(16.51)%	35.05%	5.31%	(1.82)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$668,206		$613,224	$1,119,162	$915,782	$776,265
Ratio of net expenses to average net assets	0.54%		0.55%	0.55%	0.54%	0.54%
Ratio of net investment income to average net assets	2.18	%(d)	1.58%	1.35%	1.54%	1.69%
Portfolio turnover rate(e)	13%		33%	12%	12%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Period July 10, For the Year Ended December 31, 2018	For the Period January 1, 2017(a) through December 31, 2017	2015(a) through December 10, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of period	$11.10		$14.59	$13.43	$11.60	$12.20	$10.75
From Investment Operations
Net investment income(b)	0.28		0.23	0.05	0.19	0.22	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	3.31		(2.65)	1.64	(0.33)	(0.57)	1.45
Net increase (decrease) in net asset value from investment operations	3.59		(2.42)	1.69	(0.14)	(0.35)	1.65
Dividends and Distributions to Shareholders
From net investment income	(0.35)		(0.19)	(0.17)	(0.01)	(0.21)	(0.20)
From net realized gain on investments	(0.34)		(0.88)	(0.36)	—	(0.05)	—
Total Dividends and Distributions	(0.69)		(1.07)	(0.53)	(0.01)	(0.26)	(0.20)
Proceeds from Purchase Fees and Redemption Fees(b)	—		—	—	0.01	0.01	0.00 (c)
Net asset value, end of period	$14.00		$11.10	$14.59	$11.46	$11.60	$12.20
Total Return
Total return based on net asset value(d)	32.27%		(16.49)%	12.60%	(1.04)%	(2.82)%	15.42%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$580,146		$438,616	$232,741	$59	$352,890	$611,786
Ratio of net expenses to average net assets	0.51%		0.52%	0.53%*	0.52%*	0.51%	0.51%
Ratio of net investment income to average net assets	2.20	%(e)	1.61%	0.77%*	1.72%*	1.82%	1.77%
Portfolio turnover rate(f)	13%		33%	12%	15%	11%	16%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$11.30		$14.82	$11.36	$11.11	$11.67
From Investment Operations
Net investment income(a)	0.30		0.21	0.20	0.19	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.35		(2.65)	3.79	0.41	(0.42)
Net increase (decrease) in net asset value from investment operations	3.65		(2.44)	3.99	0.60	(0.20)
Dividends and Distributions to Shareholders
From net investment income	(0.35)		(0.20)	(0.17)	(0.19)	(0.25)
From net realized gain on investments	(0.34)		(0.88)	(0.36)	(0.16)	(0.11)
Total Dividends and Distributions	(0.69)		(1.08)	(0.53)	(0.35)	(0.36)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.26		$11.30	$14.82	$11.36	$11.11
Total Return
Total return based on net asset value(c)	32.34%		(16.44)%	35.16%	5.40%	(1.75)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$104,935		$79,293	$183,384	$167,297	$174,577
Ratio of net expenses to average net assets	0.46%		0.47%	0.47%	0.46%	0.47%
Ratio of net investment income to average net assets	2.25	%(d)	1.55%	1.45%	1.66%	1.83%
Portfolio turnover rate(e)	13%		33%	12%	12%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.75		$14.17	$12.44
From Investment Operations
Net investment income(b)	0.26		0.17	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.20		(2.52)	2.25
Net increase (decrease) in net asset value from investment operations	3.46		(2.35)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.34)		(0.19)	(0.17)
From net realized gain on investments	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(0.68)		(1.07)	(0.53)
Net asset value, end of period	$13.53		$10.75	$14.17
Total Return
Total return based on net asset value(c)	32.16%		(16.54)%	18.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$566,554		$290,186	$108,728
Ratio of net expenses to average net assets	0.61%		0.62%	0.63%*
Ratio of net investment income to average net assets	2.09	%(d)	1.26%	0.12%*
Portfolio turnover rate(e)	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Alpha Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.79		$14.19	$12.44
From Investment Operations
Net investment income(b)	0.25		0.22	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.22		(2.59)	2.17
Net increase (decrease) in net asset value from investment operations	3.47		(2.37)	2.26
Dividends and Distributions to Shareholders
From net investment income	(0.34)		(0.15)	(0.15)
From net realized gain on investments	(0.34)		(0.88)	(0.36)
Total Dividends and Distributions	(0.68)		(1.03)	(0.51)
Net asset value, end of period	$13.58		$10.79	$14.19
Total Return
Total return based on net asset value(c)	32.11%		(16.68)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$126,189		$38,019	$6
Ratio of net expenses to average net assets	0.67%		0.72%	0.62%*
Ratio of net investment income to average net assets	1.93	%(d)	1.58%	1.01%*
Portfolio turnover rate(e)	13%		33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Concentrated Growth Equities Fund

	Value	% of Total Net Assets
Apparel	$8,981,731	8.7%
Auto Manufacturers	7,928,287	7.7
Biotechnology	5,488,118	5.3
Cosmetics/Personal Care	1,295,500	1.3
Diversified Financial Services	123,171	0.1
Insurance	3,423,746	3.4
Internet	41,140,206	40.1
Investment Companies	1,312,833	1.3
Machinery — Diversified	1,044,617	1.0
Retail	7,216,733	7.0
Semiconductors	10,552,981	10.3
Telecommunications	2,474,772	2.4
Total Value of Investments	90,982,695	88.6
Other assets less liabilities	11,690,814	11.4
Net Assets	$102,673,509	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 88.6%
ARGENTINA — 5.1%
MercadoLibre, Inc. *	9,174	$5,246,978
CHINA — 21.4%
Alibaba Group Holding Ltd. ADR *	33,832	7,175,767
Meituan Dianping, Class B *	278,700	3,641,537
NIO, Inc. ADR *	81,594	328,008
Ping An Insurance Group Co. of China Ltd., Class H	196,000	2,319,360
Tencent Holdings Ltd.	135,800	6,542,322
Trip.com Group Ltd. ADR *	57,777	1,937,841
		21,944,835
DENMARK — 1.8%
Genmab A/S *	8,385	1,864,854
FRANCE — 10.0%
Hermes International	3,916	2,933,522
Kering	9,179	6,048,209
L'Oreal SA	4,381	1,295,500
		10,277,231
GERMANY — 8.7%
Delivery Hero SE *	68,708	5,445,770
Zalando SE *	69,860	3,523,068
		8,968,838
HONG KONG — 1.1%
AIA Group Ltd.	105,000	1,104,386
ITALY — 4.5%
Ferrari NV	28,045	4,656,491
JAPAN — 6.2%
M3, Inc.	128,500	3,874,995
SoftBank Group Corp.	57,000	2,474,772
		6,349,767

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
NETHERLANDS — 9.3%
ASML Holding NV	32,144	$9,516,485
SPAIN — 3.6%
Industria de Diseno Textil SA	104,516	3,693,665
SWEDEN — 2.3%
Atlas Copco AB, B Shares	30,086	1,044,617
Kinnevik AB, B Shares	53,574	1,312,833
		2,357,450
UNITED KINGDOM — 0.1%
Funding Circle Holdings PLC *	105,740	123,171
UNITED STATES — 14.5%
Amazon.com, Inc. *	2,143	3,959,921
Illumina, Inc. *	10,922	3,623,264
NVIDIA Corp.	4,405	1,036,496
Spotify Technology SA *	22,167	3,315,075
Tesla, Inc. *	7,037	2,943,788
		14,878,544
TOTAL INVESTMENTS — 88.6%
(cost $77,927,565)		$90,982,695
Other assets less liabilities — 11.4%		11,690,814
NET ASSETS — 100.0%		$102,673,509

*  Non-income producing security.

ADR  —  American Depositary Receipt

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$29,567,138	$61,415,557	$—	$90,982,695
Total	$29,567,138	$61,415,557	$—	$90,982,695

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Concentrated Growth Equities Fund

ASSETS
Investments, at value (cost $77,927,565)	$90,982,695
Cash	3,364,531
Capital shares sold receivable	11,008,955
Due from Investment Advisor	16,889
Tax reclaims receivable	8,892
Prepaid assets	26,096
Total Assets	105,408,058
LIABILITIES
Advisory fee payable	75,298
Payable for investment purchased	2,513,373
Administration & Supervisory fee payable	32,002
Trustee fee payable	675
Commitment fee payable	629
Accrued expenses	112,572
Total Liabilities	2,734,549
NET ASSETS	$102,673,509
COMPOSITION OF NET ASSETS
Paid-in capital	$94,037,850
Total distributable earnings	8,635,659
$102,673,509
NET ASSET VALUE, PER SHARE
Class K ($101,797,205 / 8,015,224 shares outstanding), unlimited authorized, no par value	$12.70
Institutional Class ($876,304 / 69,270 shares outstanding), unlimited authorized, no par value	$12.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford International Concentrated Growth Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $120,212)	$404,267
Non-cash income	274,633
Interest	4,527
Total Investment Income	683,427
EXPENSES
Advisory fee (Note B)	278,508
Administration & Supervisory fee — Class K shares (Note B)	117,248
Administration & Supervisory fee — Institutional Class shares (Note B)	1,118
Transfer agency	36,513
Sub-transfer agency — Institutional Class shares	40
Fund accounting	93,019
Registration fees	39,112
Professional fees	28,021
Legal	13,863
Custody	6,293
Trustees' fees	2,758
Miscellaneous	7,957
Total Expenses	624,450
Fees waived	(123,096)
Net Expenses	501,354
Net Investment Income	182,073
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(1,816,133)
Foreign currency transactions	(11,667)
(1,827,800)

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

Net change in unrealized appreciation (depreciation) on:
Investments	$27,149,943
Translation of net assets and liabilities denominated in foreign currencies	(4,478)
27,145,465
Net realized and unrealized gain	25,317,665
NET INCREASE IN NET ASSETS FROM OPERATIONS	$25,499,738

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford International Concentrated Growth Equities Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$182,073	$(93,303)
Net realized loss	(1,827,800)	(2,587,837)
Net change in unrealized appreciation (depreciation)	27,145,465	(14,101,730)
Net increase (decrease) in net assets from operations	25,499,738	(16,782,870)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(175,602)	—
Institutional Class	(1,520)	—
Total Distributions to Shareholders	(177,122)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	20,684,000	70,001,500
Institutional Class	176,417	9,396,765
Dividends reinvested:
Class K	175,602	—
Institutional Class	1,431	—
Cost of shares redeemed:
Institutional Class	(14,572)	(7,292,090)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	21,022,878	72,106,175
Total Increase in Net Assets	46,345,494	55,323,305
NET ASSETS
Beginning of year	56,328,015	1,004,710
End of year	$102,673,509	$56,328,015

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$8.75		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03		(0.03)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	3.94		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	3.97		(1.30)	0.05
Dividends and Distributions to Shareholders
From net investment income	(0.02)		—	—
Total Dividends and Distributions	(0.02)		—	—
Net asset value, end of period	$12.70		$8.75	$10.05
Total Return
Total return based on net asset value(d)	45.26%		(12.84)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$101,797		$55,852	$502
Ratio of net expenses to average net assets, before waiver	0.90%		1.07%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.72%		0.72%	0.72	%*
Ratio of net investment loss to average net assets	0.26	%(e)	(0.26)%	(0.68	)%*
Portfolio turnover rate(f)	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$8.72		$10.05	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03		(0.06)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	3.92		(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	3.95		(1.33)	0.05
Dividends and Distributions to Shareholders
From net investment income	(0.02)		—	—
Total Dividends and Distributions	(0.02)		—	—
Net asset value, end of period	$12.65		$8.72	$10.05
Total Return
Total return based on net asset value(d)	45.32%		(13.23)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$876		$476	$502
Ratio of net expenses to average net assets, before waiver	0.91%		1.16%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.73%		0.81%	0.87	%*
Ratio of net investment loss to average net assets	0.30	%(e)	(0.53)%	(0.68	)%*
Portfolio turnover rate(f)	4%		32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

	Value	% of Total Net Assets
Aerospace/Defense	$49,193,503	1.6%
Apparel	130,621,941	4.3
Auto Manufacturers	249,638,634	8.3
Banks	63,811,427	2.1
Biotechnology	106,822,665	3.5
Chemicals	137,414,304	4.6
Commercial Services	91,230,285	3.1
Cosmetics/Personal Care	100,789,334	3.3
Diversified Financial Services	64,190,941	2.1
Electronics	75,837,303	2.5
Food	68,705,212	2.2
Healthcare — Products	85,525,288	2.8
Insurance	155,290,481	5.1
Internet	777,801,401	25.7
Investment Companies	34,316,309	1.1
Machinery — Diversified	126,691,778	4.2
Media	13,186,338	0.4
Retail	254,874,686	8.5
Semiconductors	240,827,002	8.0
Software	48,959,283	1.6
Telecommunications	106,962,237	3.5
Total Value of Investments	2,982,690,352	98.5
Other assets less liabilities	46,835,800	1.5
Net Assets	$3,029,526,152	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

	Shares	Value
COMMON STOCKS — 97.6%
ARGENTINA — 2.3%
MercadoLibre, Inc. *	120,575	$68,961,666
BELGIUM — 2.1%
Umicore SA	1,294,218	63,072,702
CHINA — 16.1%
Alibaba Group Holding Ltd. ADR *	664,016	140,837,794
Baidu, Inc. ADR *	210,636	26,624,390
Meituan Dianping, Class B *	4,410,300	57,625,659
NIO, Inc. ADR *	2,196,750	8,830,935
Ping An Insurance Group Co. of China Ltd., Class H	3,049,500	36,086,160
TAL Education Group ADR *	1,481,146	71,391,237
Tencent Holdings Ltd.	3,012,700	145,140,310
		486,536,485
DENMARK — 3.7%
Ambu A/S, Class B	823,519	13,808,037
Chr. Hansen Holding A/S	159,252	12,655,345
Genmab A/S *	286,285	63,670,808
Novozymes A/S, B Shares	394,289	19,294,672
		109,428,862
FRANCE — 7.9%
Adevinta ASA *	454,171	5,380,131
EssilorLuxottica SA	161,042	24,620,459
Kering	198,237	130,621,941
L'Oreal SA	269,207	79,606,866
		240,229,397
GERMANY — 9.7%
Aixtron SE *	1,102,052	10,522,971
BASF SE	562,693	42,391,585
Delivery Hero SE *	695,979	55,163,034
HelloFresh SE *	1,195,564	25,024,368
MorphoSys AG *	177,223	25,070,200
Rocket Internet SE *	662,564	16,424,750
Zalando SE *	2,311,434	116,566,534
		291,163,442

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

	Shares	Value
HONG KONG — 4.9%
AIA Group Ltd.	11,333,400	$119,204,321
Hong Kong Exchanges & Clearing Ltd.	907,301	29,476,152
		148,680,473
INDIA — 0.5%
Housing Development Finance Corp., Ltd.	455,866	15,413,948
ISRAEL — 1.8%
Wix.com Ltd. *	437,842	53,583,104
ITALY — 5.8%
Ferrari NV	1,057,790	175,631,632
JAPAN — 15.9%
CyberAgent, Inc.	268,900	9,367,343
GMO Payment Gateway, Inc.	289,700	19,839,048
M3, Inc.	4,333,100	130,667,262
Nidec Corp.	362,900	49,566,264
Pan Pacific International Holdings Corp.	2,179,200	36,155,718
Pigeon Corp.	578,500	21,182,468
SBI Holdings, Inc.	914,200	19,300,841
SMC Corp.	140,200	64,115,623
SoftBank Group Corp.	2,463,600	106,962,237
Sysmex Corp.	415,600	28,296,102
		485,452,906
NETHERLANDS — 8.2%
Argenx SE *	112,419	18,081,657
ASML Holding NV	777,902	230,304,031
		248,385,688
NORWAY — 0.4%
Schibsted ASA, Class A	156,498	4,734,919
Schibsted ASA, Class B	295,741	8,451,419
		13,186,338
SPAIN — 4.3%
Banco Bilbao Vizcaya Argentaria SA	4,918,031	27,611,564
Industria de Diseno Textil SA	2,890,507	102,152,434
		129,763,998

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

	Shares	Value
SWEDEN — 5.0%
Atlas Copco AB, A Shares	1,567,709	$62,576,155
Elekta AB, B Shares	1,427,595	18,800,690
Kinnevik AB, B Shares	1,400,378	34,316,309
Svenska Handelsbanken AB, A Shares	3,361,096	36,199,863
		151,893,017
SWITZERLAND — 1.6%
Temenos AG *	309,498	48,959,283
UNITED KINGDOM — 5.2%
Aston Martin Lagonda Global Holdings PLC *	1,378,878	9,516,298
Fiat Chrysler Automobiles NV	3,754,048	55,659,769
Ocado Group PLC *	2,574,439	43,680,844
Rolls-Royce Holdings PLC *	5,406,472	48,864,076
Rolls-Royce Holdings PLC — Entitlement *	248,697,712	329,427
		158,050,414
UNITED STATES — 2.2%
Spotify Technology SA *	454,871	68,025,958
Total Common Stocks
(cost $1,535,934,147)		2,956,419,313
PREFERRED STOCKS — 0.9%
GERMANY — 0.9%
Sartorius AG 0.32% (cost $12,780,773)	122,898	$26,271,039
TOTAL INVESTMENTS — 98.5%
(cost $1,548,714,920)		$2,982,690,352
Other assets less liabilities — 1.5%		46,835,800
NET ASSETS — 100.0%		$3,029,526,152

*  Non-income producing security.

ADR  —  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$549,643,077	$2,406,776,236	$—	$2,956,419,313
Preferred Stocks**	—	26,271,039	—	26,271,039
Total	$549,643,077	$2,433,047,275	$—	$2,982,690,352

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Growth Fund

ASSETS
Investments, at value (cost $1,548,714,920)	$2,982,690,352
Cash	47,322,001
Tax reclaims receivable	3,161,720
Capital shares sold receivable	1,313,660
Dividends receivable	198,470
Prepaid assets	23,974
Total Assets	3,034,710,177
LIABILITIES
Advisory fee payable	2,408,808
Dividend withholding tax payable	1,208,012
Servicing fee payable	587,592
Deferred Indian capital gains tax liability (Note A)	366,530
Trustee fee payable	25,936
Administration & Supervisory fee payable	9,453
Commitment fee payable	188
Accrued expenses	577,506
Total Liabilities	5,184,025
NET ASSETS	$3,029,526,152
COMPOSITION OF NET ASSETS
Paid-in capital	$1,579,412,625
Total distributable earnings	1,450,113,527
	$3,029,526,152
NET ASSET VALUE, PER SHARE
Class 2 ($874,230,122 / 59,929,828 shares outstanding), unlimited authorized, no par value	$14.59
Class 3 ($546,476,833 / 37,381,405 shares outstanding), unlimited authorized, no par value	$14.62
Class 4 ($283,093,950 / 19,350,048 shares outstanding), unlimited authorized, no par value	$14.63
Class 5 ($1,298,917,853 / 88,609,680 shares outstanding), unlimited authorized, no par value	$14.66
Class K ($6,965 / 478 shares outstanding), unlimited authorized, no par value	$14.58	*
Institutional Class ($26,800,429 / 1,842,274 shares outstanding), unlimited authorized, no par value	$14.55

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford International Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,815,093)	$33,223,251
Non-cash income	13,400,258
Interest	237,193
Total Investment Income	$46,860,702
EXPENSES
Advisory fee (Note B)	9,066,471
Shareholder Servicing fees — Class 2 shares (Note B)	1,323,801
Shareholder Servicing fees — Class 3 shares (Note B)	480,380
Shareholder Servicing fees — Class 4 shares (Note B)	174,232
Shareholder Servicing fees — Class 5 shares (Note B)	228,351
Administration & Supervisory fee — Class K shares (Note B)	11
Administration & Supervisory fee — Institutional Class shares (Note B)	28,648
Transfer agency	108,465
Sub-transfer agency — Institutional Class shares	8,946
Fund accounting	1,074,790
Legal	499,023
Custody	305,624
Professional fees	167,617
Trustees' fees	106,434
Registration fees	39,359
Miscellaneous	62,726
Total Expenses	13,674,878
Net Investment Income	33,185,824
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	25,222,895
Foreign currency transactions	(139,745)
25,083,150
Net change in unrealized appreciation on:
Investments (net of deferred Indian capital gains tax liability of $366,530) (Note A)	767,713,955
Translation of net assets and liabilities denominated in foreign currencies	49,774
767,763,729
Net realized and unrealized gain	792,846,879
NET INCREASE IN NET ASSETS FROM OPERATIONS	$826,032,703

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford International Growth Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$33,185,824	$21,639,364
Net realized gain	25,083,150	155,260,239
Net change in unrealized appreciation (depreciation)	767,763,729	(613,824,065)
Net increase (decrease) in net assets from operations	826,032,703	(436,924,462)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(9,711,659)	(58,931,007)
Class 3	(6,398,737)	(37,425,470)
Class 4	(3,385,754)	(19,651,309)
Class 5	(16,066,961)	(90,607,317)
Class K	(77)	(480)
Institutional Class	(285,728)	(21,567)
Return of Capital
Class 2	—	(1,352,947)
Class 3	—	(840,560)
Class 4	—	(440,379)
Class 5	—	(2,019,580)
Class K	—	(11)
Institutional Class	—	(4,450)
Total Distributions to Shareholders	(35,848,916)	(211,295,077)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	64,526,000	131,045,716 *
Class 3	9,300,000	11,000,000
Class 5	—	1,000,000
Institutional Class	21,930,555	2,139,835
Dividends reinvested:
Class 2	9,691,346	60,268,790
Class 3	6,398,737	38,266,030
Class 4	3,385,754	20,091,688
Class 5	16,066,961	92,626,897
Class K	77	491
Institutional Class	285,728	26,017
Cost of shares redeemed:
Class 2	(63,189,038)	(117,827,995)
Class 3	(5,000,000)	(147,753,216)*
Class 4	—	(55,000,000)
Institutional Class	(2,123,738)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	61,272,382	35,884,253
Total Increase (Decrease) in Net Assets	851,456,169	(612,335,286)
NET ASSETS
Beginning of year	2,178,069,983	2,790,405,269
End of year	$3,029,526,152	$2,178,069,983

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.74		$14.39	$10.09	$10.52	$11.11
From Investment Operations
Net investment income(a)	0.15		0.11	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.87		(2.61)	4.60	0.06	(0.42)
Net increase (decrease) in net asset value from investment operations	4.02		(2.50)	4.65	0.14	(0.33)
Dividends and Distributions to Shareholders
From net investment income	(0.15)		(0.10)	(0.06)	(0.07)	(0.09)
From net realized gain on investments	(0.02)		(1.03)	(0.29)	(0.50)	(0.17)
Return of capital	—		(0.02)	—	—	—
Total Dividends and Distributions	(0.17)		(1.15)	(0.35)	(0.57)	(0.26)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.59		$10.74	$14.39	$10.09	$10.52
Total Return
Total return based on net asset value(c)	37.34%		(17.33)%	46.09%	1.34%	(3.07)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$874,230		$632,645	$746,817	$732,160	$732,135
Ratio of net expenses to average net assets	0.60%		0.60%	0.61%	0.61%	0.62%
Ratio of net investment income to average net assets	1.16	%(d)	0.72%	0.42%	0.81%	0.78%
Portfolio turnover rate(e)	6%		14%	9%	18%	17%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.76		$14.42	$10.11	$10.54	$11.13
From Investment Operations
Net investment income(a)	0.16		0.11	0.05	0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.88		(2.61)	4.62	0.03	(0.43)
Net increase (decrease) in net asset value from investment operations	4.04		(2.50)	4.67	0.14	(0.33)
Dividends and Distributions to Shareholders
From net investment income	(0.16)		(0.11)	(0.07)	(0.07)	(0.09)
From net realized gain on investments	(0.02)		(1.03)	(0.29)	(0.50)	(0.17)
Return of capital	—		(0.02)	—	—	—
Total Dividends and Distributions	(0.18)		(1.16)	(0.36)	(0.57)	(0.26)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.62		$10.76	$14.42	$10.11	$10.54
Total Return
Total return based on net asset value(c)	37.44%		(17.27)%	46.20%	1.41%	(3.02)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$546,477		$393,050	$601,549	$433,860	$490,218
Ratio of net expenses to average net assets	0.53%		0.53%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	1.22	%(d)	0.74%	0.41%	1.04%	0.85%
Portfolio turnover rate(e)	6%		14%	9%	18%	17%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period October 10, 2016(a) through December 31, 2016	For the Period January 1, 2016(a) through April 11, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of period	$10.77		$14.43	$10.12	$11.49	$10.55	$11.15
From Investment Operations
Net investment income(b)	0.16		0.12	0.06	0.00 (c)	0.02	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.88		(2.61)	4.62	(0.81)	(0.41)	(0.43)
Net increase (decrease) in net asset value from investment operations	4.04		(2.49)	4.68	(0.81)	(0.39)	(0.33)
Dividends and Distributions to Shareholders
From net investment income	(0.16)		(0.12)	(0.08)	(0.08)	—	(0.10)
From net realized gain on investments	(0.02)		(1.03)	(0.29)	(0.48)	—	(0.17)
Return of capital	—		(0.02)	—	—	—	—
Total Dividends and Distributions	(0.18)		(1.17)	(0.37)	(0.56)	—	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	—		—	0.00 (c)	0.00 (c)	—	0.00 (c)
Net asset value, end of period	$14.63		$10.77	$14.43	$10.12	$10.16	$10.55
Total Return
Total return based on net asset value(d)	37.48%		(17.24)%	46.24%	(6.97)%	(3.71)%	(2.99)%
Ratios/Supplemental Data
Net assets, end of each period (000's omitted)	$283,094		$205,923	$302,474	$201,923	$191,724	$199,086
Ratio of net expenses to average net assets	0.50%		0.50%	0.51%	0.52%*	0.51%*	0.52%
Ratio of net investment income to average net assets	1.26	%(e)	0.83%	0.45%	0.05%*	0.65%*	0.89%
Portfolio turnover rate(f)	6%		14%	9%	18%	18%	17%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 11, 2016 to October 9, 2016. All shares of this class were redeemed on April 11, 2016 at $10.16. New shares were issued at $11.49 on October 10, 2016.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$10.79		$14.46	$10.14	$10.56	$11.16
From Investment Operations
Net investment income(a)	0.17		0.12	0.07	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	3.89		(2.61)	4.62	0.06	(0.44)
Net increase (decrease) in net asset value from investment operations	4.06		(2.49)	4.69	0.16	(0.33)
Dividends and Distributions to Shareholders
From net investment income	(0.17)		(0.13)	(0.08)	(0.08)	(0.10)
From net realized gain on investments	(0.02)		(1.03)	(0.29)	(0.50)	(0.17)
Return of capital	—		(0.02)	—	—	—
Total Dividends and Distributions	(0.19)		(1.18)	(0.37)	(0.58)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$14.66		$10.79	$14.46	$10.14	$10.56
Total Return
Total return based on net asset value(c)	37.55%		(17.20)%	46.31%	1.49%	(2.94)%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$1,298,918		$944,366	$1,139,553	$778,857	$767,415
Ratio of net expenses to average net assets	0.45%		0.45%	0.46%	0.46%	0.47%
Ratio of net investment income to average net assets	1.31	%(d)	0.84%	0.51%	0.98%	0.94%
Portfolio turnover rate(e)	6%		14%	9%	18%	17%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.73		$14.38	$12.02
From Investment Operations
Net investment income(b)	0.15		0.10	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.87		(2.60)	2.71
Net increase (decrease) in net asset value from investment operations	4.02		(2.50)	2.72
Dividends and Distributions to Shareholders
From net investment income	(0.15)		(0.10)	(0.07)
From net realized gain on investments	(0.02)		(1.03)	(0.29)
Return of capital	—		(0.02)	—
Total Dividends and Distributions	(0.17)		(1.15)	(0.36)
Net asset value, end of period	$14.58		$10.73	$14.38
Total Return
Total return based on net asset value(c)	37.40%		(17.32)%	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7		$5	$6
Ratio of net expenses to average net assets	0.60%		0.60%	0.60%*
Ratio of net investment income to average net assets	1.17	%(d)	0.72%	0.14%*
Portfolio turnover rate(e)	6%		14%	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.72		$14.38		$12.02
From Investment Operations
Net investment income (loss)(b)	0.15		(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.85		(2.49	)(c)	2.71
Net increase (decrease) in net asset value from investment operations	4.00		(2.50)		2.72
Dividends and Distributions to Shareholders
From net investment income	(0.15)		(0.11)		(0.07)
From net realized gain on investments	(0.02)		(1.03)		(0.29)
Return of capital	—		(0.02)		—
Total Dividends and Distributions	(0.17)		(1.16)		(0.36)
Net asset value, end of period	$14.55		$10.72		$14.38
Total Return
Total return based on net asset value(d)	37.25%		(17.34)%		22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$26,800		$2,081		$6
Ratio of net expenses to average net assets	0.65%		0.69%		0.60%*
Ratio of net investment income (loss) to average net assets	1.09	%(e)	(0.23)%		0.14%*
Portfolio turnover rate(f)	6%		14%		9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

	Value	% of Total Net Assets
Apparel	$25,224	2.0%
Auto Parts & Equipment	7,775	0.6
Biotechnology	14,154	1.1
Building Materials	41,662	3.3
Chemicals	10,662	0.9
Commercial Services	80,251	6.4
Computers	38,593	3.1
Distribution/Wholesale	54,407	4.3
Diversified Financial Services	119,644	9.5
Electrical Components & Equipment	6,824	0.5
Electronics	93,187	7.4
Food	9,985	0.8
Hand/Machine Tools	13,770	1.1
Healthcare — Products	11,433	0.9
Insurance	6,748	0.5
Internet	226,318	18.0
Leisure Time	25,450	2.0
Machinery — Diversified	20,048	1.6
Media	11,065	0.9
Miscellaneous Manufacturing	31,262	2.5
Office/Business Equipment	15,652	1.2
Pharmaceuticals	38,159	3.0
Private Equity	9,575	0.8
Retail	76,451	6.1
Semiconductors	110,124	8.8
Software	152,812	12.1
Telecommunication	16,641	1.3
Total Value of Investments	1,267,876	100.7
Other assets less liabilities	(8,412)	(0.7)
Net Assets	$1,259,464	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 100.7%
AUSTRALIA — 0.9%
IRESS Ltd.	1,257	$11,488
BELGIUM — 0.4%
Biocartis NV *	862	5,531
CANADA — 1.8%
Kinaxis, Inc. *	300	23,107
CHINA — 4.6%
Li Ning Co., Ltd.	19,500	58,486
DENMARK — 1.4%
ALK-Abello A/S *	72	17,671
FINLAND — 0.8%
Asiakastieto Group Oyj	270	9,540
FRANCE — 1.1%
Cellectis SA *	506	8,787
ESI Group *	135	4,921
		13,708
GERMANY — 10.7%
Aumann AG	165	2,842
Hypoport AG *	119	41,981
Isra Vision AG	614	26,764
New Work SE	80	26,203
RIB Software SE	901	22,718
zooplus AG *	151	14,465
		134,973
HONG KONG — 0.7%
Hypebeast Ltd.	15,000	2,467
Johnson Electric Holdings Ltd.	3,000	6,824
		9,291

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

	Shares	Value
IRELAND — 0.8%
Keywords Studios PLC	533	$10,600
ISRAEL — 1.4%
Maytronics Ltd.	2,033	17,016
ITALY — 5.0%
Brunello Cucinelli SpA	712	25,224
Reply SpA	383	29,854
Technogym SpA	648	8,434
		63,512
JAPAN — 32.2%
Anicom Holdings, Inc.	200	6,748
Bengo4.com, Inc. *	600	31,641
COLOPL, Inc.	1,900	20,284
Daikyonishikawa Corp.	1,000	7,775
Demae-Can Co., Ltd.	1,500	15,466
DMG Mori Seiki Co., Ltd.	900	13,770
eGuarantee, Inc.	1,000	11,492
Healios K.K. *	700	9,568
Ichiyoshi Securities Co., Ltd.	1,700	9,986
Infomart Corp.	3,600	32,487
Iriso Electronics Co., Ltd.	300	13,216
Istyle, Inc. *	2,600	15,540
Katitas Co., Ltd.	700	30,817
KH Neochem Co., Ltd.	500	10,662
Kitanotatsujin Corp.	2,600	17,275
Link And Motivation, Inc.	2,300	13,358
Locondo, Inc. *	700	5,796
Megachips Corp.	700	11,991
Noritsu Koki Co., Ltd.	800	11,065
Open Door, Inc. *	400	5,726
Optex Group Co., Ltd.	700	10,551
Outsourcing, Inc.	3,000	31,563
Raksul, Inc. *	800	27,525
Sato Holdings Corp.	500	15,652
Tsugami Corp.	1,700	17,206
Uzabase, Inc. *	400	8,331
		405,491

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

	Shares	Value
NORWAY — 0.5%
XXL ASA *	2,966	$5,615
SOUTH KOREA — 6.9%
Cafe24 Corp. *	217	9,580
Douzone Bizon Co., Ltd. *	622	43,481
Genexine Co., Ltd. *	100	5,367
Koh Young Technology, Inc. *	308	28,067
		86,495
SWEDEN — 6.5%
AddTech AB, Class B	773	25,006
Avanza Bank Holding AB	3,180	33,204
HMS Networks AB	902	16,641
Vostok New Ventures Ltd. SDR *	951	6,387
		81,238
SWITZERLAND — 4.8%
Bossard Holding AG	163	29,401
Fenix Outdoor International AG	51	6,360
Sensirion Holding AG *	326	13,828
u-blox Holding AG *	102	10,307
		59,896
TAIWAN — 8.3%
Airtac International Group	2,000	31,262
ASPEED Technology, Inc.	1,000	32,100
Chroma ATE, Inc.	3,000	14,590
Global Unichip Corp.	2,000	16,098
TCI Co., Ltd.	1,148	10,920
		104,970
UNITED KINGDOM — 11.9%
Alpha FX Group PLC	426	7,054
Creo Medical Group PLC *	2,461	5,902
Dialog Semiconductor PLC *	508	25,800
dotdigital group PLC	2,785	3,541
Draper Esprit PLC *	1,506	9,575
FDM Group Holdings PLC	2,049	27,993
First Derivatives PLC	720	26,132

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

	Shares	Value
Horizon Discovery Group PLC *	3,928	$7,805
Hotel Chocolat Group PLC	1,694	9,985
LoopUp Group PLC *	2,106	1,995
Naked Wines PLC	1,972	5,926
Team17 Group PLC *	1,335	6,631
Victoria PLC *	1,904	10,845
		149,184
TOTAL INVESTMENTS — 100.7%
(cost $1,024,585)		$1,267,812
Other liabilities less assets — (0.7)%		(8,348)
NET ASSETS — 100.0%		$1,259,464

(1)  Amount rounds to less than 0.1%.

*  Non-income producing security.

SDR  —  Special Drawing Rights

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$343,782	$924,030	$—	$1,267,812
Total	$343,782	$924,030	$—	$1,267,812

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International Smaller Companies Fund

ASSETS
Investments, at value (cost $1,024,585)	$1,267,812
Cash	22,120
Due from Investment Advisor	30,162
Dividends receivable	3,263
Tax reclaims receivable	420
Prepaid assets	7,807
Other assets	64
Total Assets	1,331,648
LIABILITIES
Advisory fee payable	1,760
Administration & Supervisory fee payable	516
Trustee fee payable	47
Commitment fee payable	10
Accrued expenses	69,851
Total Liabilities	72,184
NET ASSETS	$1,259,464
COMPOSITION OF NET ASSETS
Paid-in capital	$1,029,432
Total distributable earnings	230,032
$1,259,464
NET ASSET VALUE, PER SHARE
Class K ($629,732 / 51,198 shares outstanding), unlimited authorized, no par value	$12.30
Institutional Class ($629,732 / 51,198 shares outstanding), unlimited authorized, no par value	$12.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,575)	$11,307
Interest	421
Total Investment Income	11,728
EXPENSES
Advisory fee (Note B)	6,622
Administration & Supervisory fee — Class K shares (Note B)	970
Administration & Supervisory fee — Institutional Class shares (Note B)	970
Transfer agency	33,430
Fund accounting	78,744
Professional fees	32,232
Custody	6,316
Legal	4,679
Registration fees	3,828
Trustees' fees	2
Miscellaneous	5,175
Total Expenses	172,968
Fees waived	(162,693)
Net Expenses	10,275
Net Investment Income	1,453
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	20,684
Foreign currency transactions	(9)
20,675
Net change in unrealized appreciation on:
Investments	242,643
Translation of net assets and liabilities denominated in foreign currencies	10
242,653
Net realized and unrealized gain	263,328
NET INCREASE IN NET ASSETS FROM OPERATIONS	$264,781

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford International Smaller Companies Fund

	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,453	$545
Net realized gain (loss)	20,675	(6,453)
Net change in unrealized appreciation	242,653	591
Net increase (decrease) in net assets from operations	264,781	(5,317)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(14,729)	—
Institutional Class	(14,729)	—
Total Distributions to Shareholders	(29,458)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	—	500,000
Institutional Class	—	500,000
Dividends reinvested:
Class K	14,729	—
Institutional Class	14,729	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	29,458	1,000,000
Total Increase in Net Assets	264,781	994,683
NET ASSETS
Beginning of period	994,683	—
End of period	$1,259,464	$994,683

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Smaller Companies Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$9.95	$10.00
From Investment Operations
Net investment income(b)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	(0.11)	—
From net realized gain on investments	(0.19)	—
Total Dividends and Distributions	(0.30)	—
Net asset value, end of period	$12.30	$9.95
Total Return
Total return based on net asset value(c)	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$630	$497
Ratio of net expenses to average net assets, before waiver	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%*
Ratio of net investment income to average net assets	0.13%	1.85%*
Portfolio turnover rate(d)	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International Smaller Companies Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$9.95	$10.00
From Investment Operations
Net investment income(b)	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(0.06)
Net increase (decrease) in net asset value from investment operations	2.65	(0.05)
Dividends and Distributions to Shareholders
From net investment income	(0.11)	—
From net realized gain on investments	(0.19)	—
Total Dividends and Distributions	(0.30)	—
Net asset value, end of period	$12.30	$9.95
Total Return
Total return based on net asset value(c)	26.58%	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$630	$498
Ratio of net expenses to average net assets, before waiver	15.15%	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%*
Ratio of net investment income to average net assets	0.13%	1.85%*
Portfolio turnover rate(d)	11%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Long Term Global Growth Fund

	Value	% of Total Net Assets
Apparel	$22,213,085	6.5%
Auto Manufacturers	22,816,160	6.7
Biotechnology	29,065,860	8.6
Commercial Services	7,963,267	2.3
Cosmetics/Personal Care	3,719,129	1.1
Healthcare — Products	9,639,883	2.8
Insurance	5,294,744	1.6
Internet	160,650,875	47.3
Leisure Time	3,305,703	1.0
Pharmaceuticals	8,281,497	2.4
Retail	7,983,385	2.4
Semiconductors	23,958,637	7.0
Software	26,908,099	7.9
Total Value of Investments	331,800,324	97.6
Other assets less liabilities	8,135,599	2.4
Net Assets	$339,935,923	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 97.6%
CANADA — 2.0%
Shopify, Inc., Class A *	16,965	$6,744,945
CHINA — 25.2%
Alibaba Group Holding Ltd. ADR *	117,634	24,950,171
Meituan Dianping, Class B *	901,300	11,776,525
NetEase, Inc. ADR	18,515	5,677,439
NIO, Inc. ADR *	415,214	1,669,160
Pinduoduo, Inc. ADR *	126,346	4,778,406
TAL Education Group ADR *	165,213	7,963,267
Tencent Holdings Ltd.	489,100	23,562,959
Trip.com Group Ltd. ADR *	152,478	5,114,112
		85,492,039
FRANCE — 7.6%
Hermes International	8,244	6,175,678
Kering	24,339	16,037,407
L'Oreal SA	12,577	3,719,129
		25,932,214
GERMANY — 2.4%
Delivery Hero SE *	98,543	7,810,481
Rocket Internet SE *	16,916	419,343
		8,229,824
HONG KONG — 1.6%
AIA Group Ltd.	503,400	5,294,744
NETHERLANDS — 3.5%
ASML Holding NV	40,314	11,935,278
SPAIN — 2.3%
Industria de Diseno Textil SA	225,898	7,983,385
UNITED STATES — 53.0%
Alphabet, Inc., Class C *	9,374	12,533,226
Amazon.com, Inc. *	14,233	26,300,307
Atlassian Corp. PLC, Class A *	64,242	7,730,882

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
DexCom, Inc. *	37,860	$8,281,496
Facebook, Inc., Class A *	82,084	16,847,741
Illumina, Inc. *	74,053	24,566,342
Intuitive Surgical, Inc. *	16,307	9,639,883
Ionis Pharmaceuticals, Inc. *	74,483	4,499,518
Netflix, Inc. *	37,683	12,193,088
NVIDIA Corp.	51,098	12,023,359
Peloton Interactive, Inc., Class A *	116,398	3,305,703
salesforce.com, Inc. *	45,568	7,411,180
Spotify Technology SA *	50,950	7,619,573
Tesla, Inc. *	50,551	21,147,000
Workday, Inc., Class A *	37,024	6,088,597
		180,187,895
TOTAL INVESTMENTS — 97.6%
(cost $217,772,272)		$331,800,324
Other assets less liabilities — 2.4%		8,135,599
NET ASSETS — 100.0%		$339,935,923

*  Non-income producing security.

ADR  —  American Depositary Receipt

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$237,504,738	$94,295,586	$—	$331,800,324
Total	$237,504,738	$94,295,586	$—	$331,800,324

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Long Term Global Growth Fund

ASSETS
Investments, at value (cost $217,772,272)	$331,800,324
Cash	7,102,797
Foreign currency (cost $1,449,083)	1,456,091
Tax reclaims receivable	69,830
Capital shares sold receivable	28,709
Prepaid assets	24,688
Total Assets	340,482,439
LIABILITIES
Advisory fee payable	329,870
Administration and Supervisory fees payable	67,118
Servicing fee payable	40,361
Trustee fee payable	2,630
Commitment fee payable	1,304
Capital shares purchased payable	921
Accrued expenses	104,312
Total Liabilities	546,516
NET ASSETS	$339,935,923
COMPOSITION OF NET ASSETS
Paid-in capital	$230,335,438
Total distributable earnings	109,600,485
$339,935,923
NET ASSET VALUE, PER SHARE
Class 2 ($72,023,019 / 3,483,119 shares outstanding), unlimited authorized, no par value	$20.68
Class 4 ($74,807,735 / 3,085,974 shares outstanding), unlimited authorized, no par value	$24.24
Class K ($136,095,985 / 6,579,172 shares outstanding), unlimited authorized, no par value	$20.69
Institutional Class ($57,009,184 / 2,759,065 shares outstanding), unlimited authorized, no par value	$20.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Long Term Global Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $119,775)	$866,030
Interest	37,160
Total Investment Income	903,190
EXPENSES
Advisory fee (Note B)	1,152,125
Shareholder Servicing fees — Class 2 shares (Note B)	107,484
Shareholder Servicing fees — Class 4 shares (Note B)	33,614
Shareholder Servicing fees — Class 5 shares (Note B)	3,483
Administration & Supervisory fee — Class K shares (Note B)	153,631
Administration & Supervisory fee — Institutional Class shares (Note B)	62,901
Transfer agency	70,807
Sub-transfer agency — Institutional Class shares	34,972
Fund accounting	115,869
Registration fees	53,176
Legal	52,750
Professional fees	26,241
Custody	18,592
Trustees' fees	10,326
Miscellaneous	18,813
Total Expenses	1,914,784
Net Investment Loss	(1,011,594)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(4,184,119)
Foreign currency transactions	7,112
(4,177,007)
Net change in unrealized appreciation on:
Investments	79,751,105
Translation of net assets and liabilities denominated in foreign currencies	5,965
79,757,070
Net realized and unrealized gain	75,580,063
NET INCREASE IN NET ASSETS FROM OPERATIONS	$74,568,469

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,011,594)	$(382,807)
Net realized gain (loss)	(4,177,007)	13,105,881
Net change in unrealized appreciation (depreciation)	79,757,070	(16,013,281)
Net increase (decrease) in net assets from operations	74,568,469	(3,290,207)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(102,829)	(5,003,161)
Class 4	(91,124)	—
Class 5	—	(4,309,351)
Class K	(194,232)	(6,891,490)
Institutional Class	(80,814)	(32,928)
Total Distributions to Shareholders	(468,999)	(16,236,930)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	155,750	95,125
Class 4	67,193,017 *	—
Class 5	—	61,984,598
Class K	34,246,083	6,846,083
Institutional Class	50,656,366	2,191,113
Dividends reinvested:
Class 2	102,829	5,003,161
Class 4	91,124	—
Class 5	—	4,309,351
Class K	194,231	6,891,490
Institutional Class	80,814	32,928
Cost of shares redeemed:
Class 2	(1,000,000)	(5,059,742)
Class 4	—	(61,984,598)
Class 5	(69,693,017)*	—
Class K	(1,500,000)	—
Institutional Class	(3,117,562)	(1,671,907)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	77,409,635	18,637,602
Total Increase (Decrease) in Net Assets	151,509,105	(889,535)
NET ASSETS
Beginning of year	188,426,818	189,316,353
End of year	$339,935,923	$188,426,818

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$15.51	$17.33	$11.25	$11.76	$10.43
From Investment Operations
Net investment loss(a)	(0.07)	(0.04)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	5.27	(0.22)	6.16	(0.39)	1.47
Net increase (decrease) in net asset value from investment operations	5.20	(0.26)	6.08	(0.44)	1.43
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.03)	(1.56)	—	(0.07)	(0.12)
Total Dividends and Distributions	(0.03)	(1.56)	—	(0.07)	(0.12)
Proceeds from Purchase Fees and Redemption Fees(a)	—	—	0.00 (b)	0.00 (b)	0.02
Net asset value, end of year	$20.68	$15.51	$17.33	$11.25	$11.76
Total Return
Total return based on net asset value(c)	33.49%	(1.42)%	54.07%	(3.80)%	13.99%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$72,023	$54,661	$59,870	$32,434	$36,177
Ratio of net expenses to average net assets, before waiver	0.76%	0.79%	0.82%	0.87%	0.91%
Ratio of net expenses to average net assets, after waiver	0.76%	0.77%	0.77%	0.77%	0.77%
Ratio of net investment loss to average net assets	(0.40)%	(0.22)%	(0.50)%	(0.43)%	(0.34)%
Portfolio turnover rate(d)	5%	16%	13%	15%	10%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Period April 10, 2019 through December 31, 2019(a)		For the Period January 1, 2018 through April 9, 2018		For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period October 7, 2015(b) through December 31, 2015
Net asset value, beginning of period	$21.80		$19.99		$12.96	$13.53	$12.22
From Investment Operations
Net investment loss(c)	(0.04)		(0.03)		(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.51		1.11		7.10	(0.46)	1.39
Net increase (decrease) in net asset value from investment operations	2.47		1.08		7.03	(0.50)	1.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.03)		—		—	(0.07)	(0.08)
Total Dividends and Distributions	(0.03)		—		—	(0.07)	(0.08)
Proceeds from Purchase Fees and Redemption Fees(c)	—		—		0.00 (d)	0.00 (d)	0.01
Net asset value, end of period	$24.24		$21.07		$19.99	$12.96	$13.53
Total Return
Total return based on net asset value(e)	11.34	%(f)	5.41%		54.22%	(3.71)%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$74,808		$—		$58,802	$28,722	$43,344
Ratio of net expenses to average net assets, before waiver	0.66	%*	0.67	%*	0.72%	0.76%	0.75%*
Ratio of net expenses to average net assets, after waiver	0.66	%*	0.67	%*	0.67%	0.67%	0.67%*
Ratio of net investment loss to average net assets	(0.27	)%*	0.15	%*	(0.41)%	(0.33)%	(0.39)%*
Portfolio turnover rate(g)	5%		16%		13%	15%	10%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 9, 2018 to April 9, 2019. All shares of this class were redeemed at $21.07 on April 9, 2018. New shares were issued at $21.80 on April 10, 2019.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the year.

(d)  Amount is less than $0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Represents total return for the period April 10, 2019 (commencement of investment operations) through December 31, 2019. For the year ended December 31, 2019, the blended return for shares converted into Class 4 from Class 5 was 33.59%.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$15.52	$17.34	$13.96
From Investment Operations
Net investment loss(b)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	5.27	(0.22)	3.45
Net increase (decrease) in net asset value from investment operations	5.20	(0.26)	3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.03)	(1.56)	—
Total Dividends and Distributions	(0.03)	(1.56)	—
Net asset value, end of period	$20.69	$15.52	$17.34
Total Return
Total return based on net asset value(c)	33.50%	(1.41)%	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$136,096	$75,402	$70,639
Ratio of net expenses to average net assets, before waiver	0.76%	0.79%	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.76%	0.77%	0.77	%*
Ratio of net investment loss to average net assets	(0.41)%	(0.23)%	(0.61	)%*
Portfolio turnover rate(d)	5%	16%	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Long Term Global Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$15.51	$17.34		$13.96
From Investment Operations
Net investment loss(b)	(0.10)	(0.19)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	5.28	(0.08	)(c)	3.44
Net increase (decrease) in net asset value from investment operations	5.18	(0.27)		3.38
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.03)	(1.56)		—
Total Dividends and Distributions	(0.03)	(1.56)		—
Net asset value, end of period	$20.66	$15.51		$17.34
Total Return
Total return based on net asset value(d)	33.40%	(1.47)%		24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$57,009	$356		$6
Ratio of net expenses to average net assets, before waiver	0.86%	0.88%		0.80	%*
Ratio of net expenses to average net assets, after waiver	0.86%	0.87%		0.80	%*
Ratio of net investment loss to average net assets	(0.53)%	(0.91)%		(0.56	)%*
Portfolio turnover rate(e)	5%	16%		13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Positive Change Equities Fund

	Value	% of Total Net Assets
Auto Manufacturers	$1,763,679	6.6%
Banks	1,099,801	4.1
Biotechnology	2,925,351	11.0
Building Materials	2,291,854	8.6
Chemicals	3,739,669	14.0
Computers	171,072	0.7
Cosmetics/Personal Care	454,041	1.7
Electric	648,163	2.4
Electrical Components & Equipment	345,885	1.3
Electronics	268,486	1.0
Healthcare — Products	1,864,387	7.0
Healthcare — Services	433,084	1.6
Insurance	839,983	3.2
Internet	3,640,354	13.7
Machinery — Diversified	916,406	3.4
Pharmaceuticals	1,461,839	5.5
Semiconductors	3,367,980	12.7
Telecommunications	141,198	0.5
Total Value of Investments	26,373,232	99.0
Other assets less liabilities	267,965	1.0
Net Assets	$26,641,197	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Positive Change Equities Fund

	Shares	Value
COMMON STOCKS — 98.0%
BELGIUM — 5.5%
Umicore SA	29,887	$1,456,520
CANADA — 1.1%
Shopify, Inc., Class A *	727	289,041
CHINA — 3.3%
Tencent Holdings Ltd.	18,000	867,171
DENMARK — 8.7%
Chr. Hansen Holding A/S	12,099	961,476
Novozymes A/S, B Shares	14,562	712,597
Orsted A/S	6,267	648,163
		2,322,236
INDONESIA — 4.1%
Bank Rakyat Indonesia Persero Tbk PT	3,474,600	1,099,801
IRELAND — 4.6%
Kingspan Group PLC	20,265	1,237,722
JAPAN — 9.6%
M3, Inc.	47,200	1,423,345
Pigeon Corp.	12,400	454,041
Sysmex Corp.	10,000	680,849
		2,558,235
KENYA — 0.5%
Safaricom PLC	454,300	141,198
NETHERLANDS — 7.7%
ASML Holding NV	5,767	1,707,366
Signify NV	11,051	345,884
		2,053,250
SOUTH AFRICA — 3.2%
Discovery Ltd.	97,528	839,983

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Positive Change Equities Fund

	Shares	Value
SWEDEN — 4.0%
Nibe Industrier AB, B Shares	60,759	$1,054,132
TAIWAN — 6.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	28,582	1,660,614
UNITED KINGDOM — 0.6%
FDM Group Holdings PLC	12,522	171,072
UNITED STATES — 38.9%
ABIOMED, Inc. *	3,522	600,818
Alnylam Pharmaceuticals, Inc. *	7,058	812,870
Alphabet, Inc., Class A *	792	1,060,797
DexCom, Inc. *	6,683	1,461,839
Ecolab, Inc.	3,156	609,076
Glaukos Corp. *	10,698	582,720
Illumina, Inc. *	5,189	1,721,399
Moderna, Inc. *	19,994	391,083
Teladoc Health, Inc. *	5,173	433,084
Tesla, Inc. *	4,216	1,763,679
Xylem, Inc.	11,631	916,406
		10,353,771
Total Common Stocks
(cost $22,536,600)		26,104,746
PREFERRED STOCKS — 1.0%
GERMANY — 1.0%
Sartorius AG 0.32% (cost $224,692)	1,256	268,486
TOTAL INVESTMENTS — 99.0%
(cost $22,761,292)		$26,373,232
Other assets less liabilities — 1.0%		267,965
NET ASSETS — 100.0%		$26,641,197

*  Non-income producing security.

ADR  —  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Positive Change Equities Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$16,844,565	$9,260,181	$—	$26,104,746
Preferred Stocks **	—	268,486	—	268,486
Total	$16,844,565	$9,528,667	$—	$26,373,232

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford Positive Change Equities Fund

ASSETS
Investments, at value (cost $22,761,292)	$26,373,232
Cash	287,611
Due from Investment Advisor	30,203
Dividends receivable	14,107
Tax reclaims receivable	8,995
Prepaid assets	25,775
Total Assets	26,739,923
LIABILITIES
Advisory fee payable	19,871
Administration & Supervisory fee payable	10,237
Trustee fee payable	219
Commitment fee payable	205
Accrued expenses	68,194
Total Liabilities	98,726
NET ASSETS	$26,641,197
COMPOSITION OF NET ASSETS
Paid-in capital	$23,078,998
Total distributable earnings	3,562,199
$26,641,197
NET ASSET VALUE, PER SHARE
Class K ($15,923,284 / 1,212,365 shares outstanding), unlimited authorized, no par value	$13.13
Institutional Class ($10,717,913 / 816,520 shares outstanding), unlimited authorized, no par value	$13.13

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford Positive Change Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $34,382)	$200,589
Interest	2,112
Total Investment Income	202,701
EXPENSES
Advisory fee (Note B)	61,979
Administration & Supervisory fee — Class K shares (Note B)	17,396
Administration & Supervisory fee — Institutional Class shares (Note B)	14,533
Transfer agency	37,472
Sub-transfer agency — Institutional Class shares	269
Fund accounting	93,522
Registration fees	36,303
Professional fees	28,012
Custody	6,768
Legal	4,507
Trustees' fees	756
Miscellaneous	5,380
Total Expenses	306,897
Fees waived	(184,548)
Net Expenses	122,349
Net Investment Income	80,352
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	46,003
Foreign currency transactions	(6,031)
39,972
Net change in unrealized appreciation on:
Investments	5,080,102
Translation of net assets and liabilities denominated in foreign currencies	51
5,080,153
Net realized and unrealized gain	5,120,125
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,200,477

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford Positive Change Equities Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$80,352	$(7,880)
Net realized gain (loss)	39,972	(72,258)
Net change in unrealized appreciation (depreciation)	5,080,153	(1,484,909)
Net increase (decrease) in net assets from operations	5,200,477	(1,565,047)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(65,275)	—
Institutional Class	(40,744)	—
Total Distributions to Shareholders	(106,019)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	8,086,054	5,015,042
Institutional Class	884,224	8,061,290
Dividends reinvested:
Class K	18,677	—
Institutional Class	40,744	—
Cost of shares redeemed:
Institutional Class	(10,610)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	9,019,089	13,076,332
Total Increase in Net Assets	14,113,547	11,511,285
NET ASSETS
Beginning of year	12,527,650	1,016,365
End of year	$26,641,197	$12,527,650

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Positive Change Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	3.04	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	3.09	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	(0.04)	—		—
From net realized gain on investments	(0.02)	—		—
Total Dividends and Distributions	(0.06)	—		—
Net asset value, end of period	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	30.53%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$15,923	$5,036		$508
Ratio of net expenses to average net assets, before waiver	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%		0.65	%*
Ratio of net investment income (loss) to average net assets	0.44%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford Positive Change Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.10	$10.16		$10.00
From Investment Operations
Net investment income (loss)(b)	0.05	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency	3.03	(0.04	)(d)	0.16
Net increase (decrease) in net asset value from investment operations	3.08	(0.06)		0.16
Dividends and Distributions to Shareholders
From net investment income	(0.03)	—		—
From net realized gain on investments	(0.02)	—		—
Total Dividends and Distributions	(0.05)	—		—
Net asset value, end of period	$13.13	$10.10		$10.16
Total Return
Total return based on net asset value(e)	30.49%	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,718	$7,492		$508
Ratio of net expenses to average net assets, before waiver	1.63%	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%		0.80	%*
Ratio of net investment income (loss) to average net assets	0.41%	(0.14)%		(0.47	)%*
Portfolio turnover rate(f)	7%	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$679,844	3.9%
Aerospace/Defense	192,937	1.1
Auto Manufacturers	1,106,065	6.4
Banks	560,706	3.2
Biotechnology	1,208,781	7.0
Commercial Services	1,740,759	10.0
Distribution/Wholesale	361,741	2.1
Diversified Financial Services	906,285	5.2
Electronics	206,941	1.2
Food Service	362,173	2.1
Healthcare — Products	1,363,175	7.9
Healthcare — Services	173,300	1.0
Insurance	152,042	0.9
Internet	6,863,111	39.6
Oil & Gas Services	2,383	0
Real Estate	263,214	1.5
Semiconductors	203,064	1.2
Software	731,859	4.2
Total Value of Investments	17,078,380	98.5
Other assets less liabilities	252,970	1.5
Net Assets	$17,331,350	100.0%

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%
CANADA — 6.2%
Shopify, Inc., Class A *	2,703	$1,074,659
UNITED STATES — 92.3%
2U, Inc. *	3,128	75,041
ABIOMED, Inc. *	1,928	328,898
Activision Blizzard, Inc.	2,280	135,478
Alnylam Pharmaceuticals, Inc. *	2,425	279,287
Alphabet, Inc., Class C *	575	768,786
Amazon.com, Inc. *	963	1,779,470
Appian Corp., Class A *	3,362	128,462
Chegg, Inc. *	10,066	381,602
Chewy, Inc., Class A *	8,367	242,643
CoStar Group, Inc. *	642	384,109
Denali Therapeutics, Inc. *	7,106	123,787
Eventbrite, Inc., Class A *	5,138	103,633
Facebook, Inc., Class A *	2,186	448,677
First Republic Bank	4,774	560,706
Fortive Corp.	2,709	206,941
Glaukos Corp. *	5,362	292,068
GrubHub, Inc. *	7,446	362,173
HEICO Corp., Class A	2,155	192,937
Illumina, Inc. *	2,142	710,587
Interactive Brokers Group, Inc., Class A	4,062	189,370
Lyft, Inc., Class A *	2,419	104,065
Markel Corp. *	133	152,042
MarketAxess Holdings, Inc.	2,374	900,007
Mastercard, Inc., Class A	2,401	716,915
Moderna, Inc. *	4,863	95,120
Netflix, Inc. *	2,520	815,396
New Relic, Inc. *	2,104	138,254
Novocure Ltd. *	5,788	487,755
NOW, Inc. *	212	2,383
NVIDIA Corp.	863	203,064
Penumbra, Inc. *	1,549	254,454
Redfin Corp. *	12,451	263,214
Roku, Inc. *	3,882	519,800
Stitch Fix, Inc., Class A *	7,638	195,991

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Teladoc Health, Inc. *	2,070	$173,300
Tesla, Inc. *	2,644	1,106,065
Trade Desk, Inc. (The), Class A *	2,617	679,844
Watsco, Inc.	2,008	361,741
Wayfair, Inc., Class A *	7,064	638,374
Yext, Inc. *	10,221	147,387
Zillow Group, Inc., Class A *	3,752	171,616
Zoom Video Communications, Inc., Class A *	2,679	182,279
		16,003,721
TOTAL INVESTMENTS — 98.5%
(cost $14,640,804)		$17,078,380
Other assets less liabilities — 1.5%		252,970
NET ASSETS — 100.0%		$17,331,350

*  Non-income producing security.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$17,078,380	$—	$—	$17,078,380
Total	$17,078,380	$—	$—	$17,078,380

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $14,640,804)	$17,078,380
Cash	284,202
Due from Investment Advisor	22,225
Receivable for investments sold	2,058
Prepaid assets	23,045
Total Assets	17,409,910
LIABILITIES
Advisory fee payable	13,388
Administration & Supervisory fee payable	6,921
Trustee fee payable	148
Commitment fee payable	138
Accrued expenses	57,965
Total Liabilities	78,560
NET ASSETS	$17,331,350
COMPOSITION OF NET ASSETS
Paid-in capital	$14,855,056
Total distributable earnings	2,476,294
$17,331,350
NET ASSET VALUE, PER SHARE
Class K ($13,867,469 / 759,926 shares outstanding), unlimited authorized, no par value	$18.25
Institutional Class ($3,463,881 / 189,986 shares outstanding), unlimited authorized, no par value	$18.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$29,319
Interest	1,931
Total Investment Income	31,250
EXPENSES
Advisory fee (Note B)	51,833
Administration & Supervisory fee — Class K shares (Note B)	21,623
Administration & Supervisory fee — Institutional Class shares (Note B)	5,079
Transfer agency	37,286
Sub-transfer agency — Institutional Class shares	3,017
Fund accounting	81,416
Registration fees	35,957
Professional fees	23,503
Legal	4,600
Custody	2,574
Trustees' fees	724
Miscellaneous	5,183
Total Expenses	272,795
Fees waived	(167,682)
Net Expenses	105,113
Net Investment Loss	(73,863)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	378,374
378,374
Net change in unrealized appreciation on:
Investments	3,471,672
3,471,672
Net realized and unrealized gain	3,850,046
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,776,183

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(73,863)	$(14,102)
Net realized gain	378,374	165,158
Net change in unrealized appreciation (depreciation)	3,471,672	(1,363,865)
Net increase (decrease) in net assets from operations	3,776,183	(1,212,809)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(185,245)	(208,858)
Institutional Class	(46,343)	(127)
Total Distributions to Shareholders	(231,588)	(208,985)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	117,664	10,302,009
Institutional Class	3,569,371	2,815,417
Dividends reinvested:
Class K	185,245	208,858
Institutional Class	46,343	127
Cost of shares redeemed:
Institutional Class	(732,087)	(2,653,931)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	3,186,536	10,672,480
Total Increase in Net Assets	6,731,131	9,250,686
NET ASSETS
Beginning of year	10,600,219	1,349,533
End of year	$17,331,350	$10,600,219

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.25	$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.08)	(0.07)	(0.03)
Net realized and unrealized gain on investments	4.33	1.22 (c)	1.98
Net increase in net asset value from investment operations	4.25	1.15	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.25)	(0.29)	(0.05)
Total Dividends and Distributions	(0.25)	(0.29)	(0.05)
Net asset value, end of period	$18.25	$14.25	$13.39
Total Return
Total return based on net asset value(d)	29.78%	8.60%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,867	$10,594	$1,344
Ratio of net expenses to average net assets, before waiver	1.72%	7.75%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.63%	0.57%*
Ratio of net investment loss to average net assets	(0.45)%	(0.46)%	(0.31)%*
Portfolio turnover rate(e)	18%	107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.21		$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.10)		(0.10)	(0.03)
Net realized and unrealized gain on investments	4.37		1.21 (c)	1.98
Net increase in net asset value from investment operations	4.27		1.11	1.95
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.25)		(0.29)	(0.05)
Total Dividends and Distributions	(0.25)		(0.29)	(0.05)
Net asset value, end of period	$18.23		$14.21	$13.39
Total Return
Total return based on net asset value(d)	30.01	%(e)	8.30%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,464		$6	$6
Ratio of net expenses to average net assets, before waiver	1.82%		6.69%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.75%		0.78%	0.72%*
Ratio of net investment loss to average net assets	(0.56)%		(0.53)%	(0.31)%*
Portfolio turnover rate(f)	18%		107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Excluding reimbursement received from the Manager, total return for the period is 29.72%. See Note D.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2019

Note A — Organization and Accounting Policies

Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change

Equities Fund and Baillie Gifford U.S. Equity Growth Fund (each, a "Fund", and collectively, the "Funds") are each a series of Baillie Gifford Funds (the "Trust"). The investment objective of each Fund is to achieve capital appreciation. For more detail on specific objectives of each Fund and description of each share class, please refer to the relevant prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

On November 25, 2019, the Funds changed names as noted below:

Baillie Gifford Developed EAFE All Cap Fund formerly known as The EAFE Pure Fund

Baillie Gifford EAFE Plus All Cap Fund formerly known as The EAFE Choice Fund

Baillie Gifford Emerging Markets Equities Fund formerly known as The Emerging Markets Fund

Baillie Gifford Global Alpha Equities Fund formerly known as The Global Alpha Equity Fund

Baillie Gifford Global Stewardship Equities Fund formerly known as The Global Select Equity Fund

Baillie Gifford International Alpha Fund formerly known as The International Equity Fund

Baillie Gifford International Concentrated Growth Equities Fund formerly known as The International Concentrated Growth Fund

Baillie Gifford International Growth Fund formerly known as The EAFE Fund

Baillie Gifford International Smaller Companies Fund formerly known as The International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund formerly known as The Long Term Global Growth Equity Fund

Baillie Gifford Positive Change Equities Fund formerly known as The Positive Change Equity Fund

Baillie Gifford U.S. Equity Growth Fund formerly known as The U.S. Equity Growth Fund

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2019:

	Baillie Gifford China A Shares Fund	Baillie Gifford Developed EAFE All Cap Fund	Baillie Gifford EAFE Plus All Cap Fund	Baillie Gifford Emerging Markets Equities Fund	Baillie Gifford Global Alpha Equities Fund	Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford International Alpha Fund	Baillie Gifford International Concentrated Growth Equities Fund	Baillie Gifford International Growth Fund	Baillie Gifford International Smaller Companies Fund	Baillie Gifford Long Term Global Growth Fund	Baillie Gifford Positive Change Equities Fund	Baillie Gifford U.S. Equity Growth Fund
Class 2	N/A	X	X	X	X	N/A	X	N/A	X	N/A	X	N/A	N/A
Class 3	N/A	X	N/A	X	X	N/A	X	N/A	X	N/A	N/A	N/A	N/A
Class 4	N/A	N/A	N/A	N/A	X	N/A	X	N/A	X	N/A	X	N/A	N/A
Class 5	N/A	N/A	N/A	X	N/A	N/A	X	N/A	X	N/A	N/A	N/A	N/A
Class K	X	X	X	X	X	X	X	X	X	X	X	X	X
Institutional Class	X	X	X	X	X	X	X	X	X	X	X	X	X

Notes to Financial Statements

Annual Report December 31, 2019

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange for which there is no reported sale during the day (and in the case of over-the-counter securities not so listed) are valued at the mean between the last available bid and ask prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of the Fund's net asset value. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such

Notes to Financial Statements

Annual Report December 31, 2019

factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2019 is disclosed at the end of each Fund's Portfolio of Investments.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income and is recorded at the fair market value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards

Notes to Financial Statements

Annual Report December 31, 2019

based on existing tax rates and holding periods of the securities. As of December 31, 2019, Baillie Gifford Emerging Markets Equities Fund and Baillie Gifford Global Alpha Equities Fund recorded a receivable for Indian capital gains tax refunds of $268,502 and $76,898, respectively. As of December 31, 2019, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, and Baillie Gifford International Growth Fund recorded a deferred liability for potential future Indian capital gains taxes of $11,408,772, $333,788, $1,369,366 and $366,530, respectively. The deferred liability accrued at December 31, 2019 includes a liability for tax payable on both short and long term gains, as required by the Indian tax authorities.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. The previous three tax year ends and the interim tax period since then, as applicable, remain subject to examination.

At December 31, 2019 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford Developed EAFE All Cap Fund	$(5,023,594)	$(5,128,994)	$(10,152,588)
Baillie Gifford International Concentrated Growth Equities Fund	(2,534,594)	(1,695,693)	(4,230,287)
Baillie Gifford Long Term Global Growth Fund	(413,582)	(3,823,418)	(4,237,000)

During the year ended December 31, 2019, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Baillie Gifford Positive Change Equities Fund	$28,298

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2019, the Funds shown below incurred and will elect to defer net post-October or late-year losses as indicated.

Notes to Financial Statements

Annual Report December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies, Net of Foreign Taxes	Distributable Earnings/ Accumulated Deficit
Baillie Gifford China A Shares Fund	$—	$—	$—	$(1,436)	$30,304	$28,868
Baillie Gifford Developed EAFE All Cap Fund	2,929,659	—	(10,152,588)	—	99,997,378	92,774,449
Baillie Gifford EAFE Plus All Cap Fund	1,136,980	1,601,272	—	—	113,651,050	116,389,302
Baillie Gifford Emerging Markets Equities Fund	4,908,361	—	—	(4,358,962)	778,761,298	779,310,697
Baillie Gifford Global Alpha Equities Fund	896,616	8,816,994	—	—	323,707,170	333,420,780
Baillie Gifford Global Stewardship Equities Fund	—	—	—	(583)	494,570	493,987
Baillie Gifford International Alpha Fund	4,970,749	2,530,696	—	(86,772)	851,899,580	859,314,253
Baillie Gifford International Concentrated Growth Equities Fund	—	—	(4,230,287)	(6,492)	12,872,438	8,635,659
Baillie Gifford International Growth Fund	—	19,757,836	—	(312,432)	1,430,668,123	1,450,113,527
Baillie Gifford International Smaller Companies Fund	—	—	—	(6,265)	236,297	230,032
Baillie Gifford Long Term Global Growth Fund	—	—	(4,237,000)	—	113,837,485	109,600,485
Baillie Gifford Positive Change Equities Fund	—	—	—	(202)	3,562,401	3,562,199
Baillie Gifford U.S. Equity Growth Fund	—	86,608	—	(13,342)	2,403,028	2,476,294

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2019, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses, the redesignation of dividends, nondeductible expenses and net operating losses.

Notes to Financial Statements

Annual Report December 31, 2019

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford China A Shares Fund	$264	$(264)
Baillie Gifford International Smaller Companies Fund	22	(22)
Baillie Gifford Long Term Global Growth Fund	1,120,271	(1,120,271)
Baillie Gifford Positive Change Equities Fund	781	(781)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years or periods ended December 31, 2019 and December 31, 2018, the tax characters of the dividends paid were:

Fund	Ordinary Income 2019	Long Term Capital Gains 2019	Return of Capital 2019	Ordinary Income 2018	Long Term Capital Gains 2018	Return of Capital 2018
Baillie Gifford China A Shares Fund	$—	$—	$—	$—	$—	$—
Baillie Gifford Developed EAFE All Cap Fund	6,581,515	—	—	1,275,454	2,237,108	—
Baillie Gifford EAFE Plus All Cap Fund	8,616,780	7,464,348	—	2,192,756	5,239,864	—
Baillie Gifford Emerging Markets Equities Fund	116,158,167	25,854,368	—	27,024,123	161,152,594	—
Baillie Gifford Global Alpha Equities Fund	31,925,808	20,192,670	—	6,565,235	158,163,856	—
Baillie Gifford Global Stewardship Equities Fund	8,996	33,776	—	30,624	—	—
Baillie Gifford International Alpha Fund	61,639,182	60,118,386	—	27,380,529	129,412,039	—
Baillie Gifford International Concentrated Growth Equities Fund	177,122	—	—	—	—	—
Baillie Gifford International Growth Fund	32,396,205	3,452,711	—	10,502,158	196,134,992	4,657,927
Baillie Gifford International Smaller Companies Fund	29,458	—	—	—	—	—
Baillie Gifford Long Term Global Growth Fund	—	468,999	—	806,492	15,430,438	—
Baillie Gifford Positive Change Equities Fund	71,477	34,542	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund	40,789	190,799	—	9,266	199,719	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Notes to Financial Statements

Annual Report December 31, 2019

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2019 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Baillie Gifford China A Shares Fund	$975,723	$31,784	$(1,480)	$30,304
Baillie Gifford Developed EAFE All Cap Fund	462,419,277	124,299,343	(24,313,097)	99,986,246
Baillie Gifford EAFE Plus All Cap Fund	325,488,195	133,492,045	(19,836,666)	113,655,379
Baillie Gifford Emerging Markets Equities Fund	2,919,397,530	952,621,927	(162,179,121)	790,442,806
Baillie Gifford Global Alpha Equities Fund	634,289,640	371,993,973	(47,946,322)	324,047,651
Baillie Gifford Global Stewardship Equities Fund	3,033,432	699,609	(205,017)	494,592
Baillie Gifford International Alpha Fund	1,685,637,042	981,593,465	(128,340,517)	853,252,948
Baillie Gifford International Concentrated Growth Equities Fund	78,105,944	16,264,914	(3,388,163)	12,876,751
Baillie Gifford International Growth Fund	1,551,575,657	1,602,619,243	(171,504,548)	1,431,114,695
Baillie Gifford International Smaller Companies Fund	1,031,596	333,304	(97,024)	236,280
Baillie Gifford Long Term Global Growth Fund	217,968,112	116,834,569	(3,002,357)	113,832,212
Baillie Gifford Positive Change Equities Fund	22,810,845	4,854,331	(1,291,944)	3,562,387
Baillie Gifford U.S. Equity Growth Fund	14,675,352	3,560,336	(1,157,308)	2,403,028

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford China A Shares Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%

Notes to Financial Statements

Annual Report December 31, 2019

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford Global Stewardship Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford International Alpha Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 >$2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford Positive Change Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the following amounts:

Fund	Class	Expense Limitation	Expiration Date
Baillie Gifford China A Shares Fund	Class K	0.87%	April 30, 2021
	Institutional Class	0.87%	April 30, 2021
Baillie Gifford Global Stewardship Equities Fund	Class K	0.65%	April 30, 2020
	Institutional Class	0.65%	April 30, 2020
Baillie Gifford International Concentrated Growth Equities Fund	Class K	0.72%	April 30, 2020
	Institutional Class	0.72%	April 30, 2020
Baillie Gifford International Smaller Companies Fund	Class K	0.90%	April 30, 2020
	Institutional Class	0.90%	April 30, 2020
Baillie Gifford Long Term Global Growth Fund	Class 2	0.77%	April 30, 2020
	Class 4	0.67%	April 30, 2020
	Class K	0.77%	April 30, 2020
	Institutional Class	0.77%	April 30, 2020
Baillie Gifford Positive Change Equities Fund	Class K	0.65%	April 30, 2020
	Institutional Class	0.65%	April 30, 2020
Baillie Gifford U.S. Equity Growth Fund	Class K	0.65%	April 30, 2020
	Institutional Class	0.65%	April 30, 2020

Notes to Financial Statements

Annual Report December 31, 2019

Waived fees for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board of Trustees of the Trust.

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

Each Fund (other than Baillie Gifford China A Shares Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Smaller Companies

Fund, Baillie Gifford Positive Change Equities Fund and Baillie Gifford U.S. Equity Growth Fund) has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares as follows:

	Baillie Gifford Developed EAFE All Cap Fund	Baillie Gifford EAFE Plus All Cap Fund	Baillie Gifford Emerging Markets Equities Fund	Baillie Gifford Global Alpha Equities Fund	Baillie Gifford International Alpha Fund	Baillie Gifford International Growth Fund	Baillie Gifford Long Term Global Growth Fund
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Class 3	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Class 4	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Class 5	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund. Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short term securities) for the year or period ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Baillie Gifford China A Shares Fund	$975,724	$—
Baillie Gifford Developed EAFE All Cap Fund	129,301,908	87,611,595
Baillie Gifford EAFE Plus All Cap Fund	80,176,189	40,593,756
Baillie Gifford Emerging Markets Equities Fund	1,460,544,262	427,481,813
Baillie Gifford Global Alpha Equities Fund	156,232,251	140,543,392
Baillie Gifford Global Stewardship Equities Fund	686,236	707,824
Baillie Gifford International Alpha Fund	515,950,129	280,974,435
Baillie Gifford International Concentrated Growth Equities Fund	12,603,744	2,848,821
Baillie Gifford International Growth Fund	199,373,154	163,462,057
Baillie Gifford International Smaller Companies Fund	308,852	123,263
Baillie Gifford Long Term Global Growth Fund	83,896,462	13,024,698
Baillie Gifford Positive Change Equities Fund	10,126,441	1,307,140
Baillie Gifford U.S. Equity Growth Fund	5,522,962	2,749,314

Notes to Financial Statements

Annual Report December 31, 2019

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford China A Shares Fund
	Class K Shares For the Period Ended December 31, 2019		Institutional Class Shares For the Period Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	50,000	$500,000	50,000	$500,000
	Baillie Gifford Developed EAFE All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	519	$6,000	—	$—
Shares issued in reinvestment of dividends and distributions	196,688	2,596,461	75,196	1,002,546
Shares redeemed	(794,863)	(9,000,000)	—	—
Net increase (decrease)	(597,656)	$(6,397,539)	75,196	$1,002,546
	Baillie Gifford Developed EAFE All Cap Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	5,978,804	$73,243,343	587,848	$7,084,206
Shares issued in reinvestment of dividends and distributions	199,149	2,624,780	8,164	107,514
Shares redeemed	(2,529,710)	(29,311,401)	(80,919)	(990,117)
Net increase	3,648,243	$46,556,722	515,093	$6,201,603
	Baillie Gifford Developed EAFE All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	626	$7,500	—	$—
Shares issued in reinvestment of dividends and distributions	152,238	1,510,948	57,218	573,430
Shares redeemed	(408,017)	(5,000,000)	(509,108)	(5,000,000)
Net decrease	(255,153)	$(3,481,552)	(451,890)	$(4,426,570)

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Developed EAFE All Cap Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	15,094,869	$181,677,307	183,645	$2,216,528
Shares issued in reinvestment of dividends and distributions	142,375	1,410,939	1,740	17,245
Shares redeemed	(36,492)	(389,000)	(60)	(639)
Net increase	15,200,752	$182,699,246	185,325	$2,233,134
	Baillie Gifford EAFE Plus All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	178,140	$2,723,300	—	$—
Shares issued in reinvestment of dividends and distributions	660,317	11,089,493	—	—
Shares redeemed	(35,301)	(528,300)	—	—
Net increase	803,156	$13,284,493	—	$—
	Baillie Gifford EAFE Plus All Cap Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	1,798,306	$27,900,000	585,572	$9,046,949
Shares issued in reinvestment of dividends and distributions	247,557	4,146,582	49,558	828,614
Shares redeemed	(90,034)	(1,375,000)	(51,426)	(805,468)
Net increase	1,955,829	$30,671,582	583,704	$9,070,095
	Baillie Gifford EAFE Plus All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	2,155,172 *	$34,104,348 *	24,774	$405,000
Shares issued in reinvestment of dividends and distributions	423,287	5,515,340	—	—
Shares redeemed	(2,272,928)	(37,450,000)	(1,680,815)**	(27,282,248)**
Net increase (decrease)	305,531	$2,169,688	(1,656,041)	$(26,877,248)

*  1,628,163 shares and $26,122,249 converted into Class 2 from Class 3.

**  1,612,883 shares and $26,122,249 converted from Class 3 into Class 2.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford EAFE Plus All Cap Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	4,845,396	$67,194,504	791,484	$12,355,055
Shares issued in reinvestment of dividends and distributions	126,970	1,650,610	20,293	263,403
Shares redeemed	(31,447)	(500,000)	(2,300)	(38,023)
Net increase	4,940,919	$68,345,114	809,477	$12,580,435
	Baillie Gifford Emerging Markets Equities Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	345,334	$7,306,000	5,731,888 *	$106,960,476 *
Shares issued in reinvestment of dividends and distributions	202,888	4,430,516	588,293	12,961,322
Shares redeemed	(5,927,081)**	(109,960,476)**	—	—
Net increase (decrease)	(5,378,859)	$(98,223,960)	6,320,181	$119,921,798

*  5,731,888 shares and $106,960,476 converted into Class 3 from Class 2.

**  5,781,084 shares and $106,960,476 converted from Class 2 into Class 3.

	Baillie Gifford Emerging Markets Equities Fund
	Class 5 Shares For the Year Ended December 31, 2019		Class K Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares		Amount
Shares sold	339,491	$7,000,000	39,089,342	***	$797,388,161	***
Shares issued in reinvestment of dividends and distributions	2,195,036	49,677,405	1,848,743		40,228,644
Shares redeemed	(1,680,402)	(34,320,000)	(7,957,791)		(158,716,823)
Net increase	854,125	$22,357,405	32,980,294		$678,899,982

***  6,907,896 shares and $144,490,534 converted into Class K from Institutional Class.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Emerging Markets Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount
Shares sold	25,316,056		$498,938,452
Shares issued in reinvestment of dividends and distributions	1,129,370		24,574,424
Shares redeemed	(10,339,139	)*	(213,958,164	)*
Net increase	16,106,287		$309,554,712

*  6,914,479 shares and $144,490,534 converted from Institutional Class into Class K.

	Baillie Gifford Emerging Markets Equities Fund
	Class 2 Shares For the Year Ended December 31, 2018				Class 3 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	2,204,419	**	$44,256,131	**	—	$—
Shares issued in reinvestment of dividends and distributions	899,999		15,711,644		873,732	15,383,534
Shares redeemed	(1,183,370)		(25,068,932)		—	—
Net increase	1,921,048		$34,898,843		873,732	$15,383,534

**  681,658 shares and $15,248,631 converted into Class 2 from Class 5.

	Baillie Gifford Emerging Markets Equities Fund
	Class 5 Shares For the Year Ended December 31, 2018				Class K Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	1,781,176		$38,000,000		24,226,159	$506,095,758
Shares issued in reinvestment of dividends and distributions	5,335,081		96,382,507		2,497,706	43,485,061
Shares redeemed	(1,104,279	)***	(25,368,631	)***	(1,529,562)	(29,860,792)
Net increase	6,011,978		$109,013,876		25,194,303	$519,720,027

***  660,331 shares and $15,248,631 converted from Class 5 into Class 2.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Emerging Markets Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	14,853,143	$289,603,933
Shares issued in reinvestment of dividends and distributions	854,803	14,875,218
Shares redeemed	(1,144,063)	(21,776,659)
Net increase	14,563,883	$282,702,492

	Baillie Gifford Global Alpha Equities Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	352,252	$5,506,000	536,067	$8,000,000
Shares issued in reinvestment of dividends and distributions	570,983	9,449,544	1,794,175	30,477,830
Shares redeemed	(253,860)	(4,000,000)	(2,060,990)	(33,788,000)
Net increase	669,375	$10,955,544	269,252	$4,689,830
	Baillie Gifford Global Alpha Equities Fund
	Class 4 Shares For the Year Ended December 31, 2019		Class K Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,248,756	$34,752,614
Shares issued in reinvestment of dividends and distributions	443,524	7,732,135	270,053	4,458,584
Shares redeemed	—	—	(733,836)	(11,265,988)
Net increase	443,524	$7,732,135	1,784,973	$27,945,210

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Global Alpha Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	24	386
Shares redeemed	—	—
Net increase	24	$386

	Baillie Gifford Global Alpha Equities Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	150,284	$3,007,500	365,651	$7,500,000
Shares issued in reinvestment of dividends and distributions	2,281,267	29,638,221	7,585,731	101,000,978
Shares redeemed	(750,774)	(14,500,000)	(3,961,091)	(79,500,000)
Net increase	1,680,777	$18,145,721	3,990,291	$29,000,978
	Baillie Gifford Global Alpha Equities Fund
	Class 4 Shares For the Year Ended December 31, 2018		Class K Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	336,570	$6,673,503
Shares issued in reinvestment of dividends and distributions	1,792,025	24,453,077	690,189	8,951,758
Shares redeemed	(12,545,959)	(261,700,383)	(849,189)	(16,990,416)
Net increase (decrease)	(10,753,934)	$(237,247,306)	177,570	$(1,365,155)

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Global Alpha Equities Fund
	Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	94	1,223
Shares redeemed	—	—
Net increase	94	$1,223

	Baillie Gifford Global Stewardship Equities Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,828	21,386	1,828	21,386
Shares redeemed	—	—	—	—
Net increase	1,828	$21,386	1,828	$21,386
	Baillie Gifford Global Stewardship Equities Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,707	15,312	1,707	15,312
Shares redeemed	—	—	—	—
Net increase	1,707	$15,312	1,707	$15,312

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford International Alpha Fund
	Class 2 Shares For the Year Ended December 31, 2019				Class 3 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	8,507,431	*	$107,216,862	*	15,916,592	***	$202,113,924	***
Shares issued in reinvestment of dividends and distributions	1,793,560		24,482,634		2,288,958		31,689,022
Shares redeemed	(3,555,835)		(44,700,000)		(25,793,251	)**	(335,095,740	)**
Net increase (decrease)	6,745,156		$86,999,496		(7,587,701)		$(101,292,794)

*  7,357,093 shares and $92,210,862 converted into Class 2 from Class 3.

**  7,259,326 shares and $92,210,862 converted from Class 3 into Class 2 and 15,604,447 shares and $204,511,879 converted from class 3 into Class 4.

***  15,604,447 shares and $198,213,924 converted into Class 3 from Class 4.

	Baillie Gifford International Alpha Fund
	Class 4 Shares For the Year Ended December 31, 2019				Class 5 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	15,348,444	*****	$204,511,879	*****	—	$—
Shares issued in reinvestment of dividends and distributions	1,939,766		27,316,172		341,248	4,893,497
Shares redeemed	(15,349,714	)****	(198,213,924	)****	—	—
Net increase	1,938,496		$33,614,127		341,248	$4,893,497

****  15,349,714 shares and $198,213,924 converted from Class 4 into Class 3.

*****  15,348,444 shares and $204,511,879 converted into Class 4 from Class 3.

	Baillie Gifford International Alpha Fund
	Class K Shares For the Year Ended December 31, 2019				Institutional Class Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	15,999,769		$197,754,519		8,054,702	*******	$100,370,867	*******
Shares issued in reinvestment of dividends and distributions	1,769,959		24,087,396		445,383		6,083,367
Shares redeemed	(2,884,462	)******	(36,825,366	)******	(2,727,853)		(33,820,482)
Net increase	14,885,266		$185,016,549		5,772,232		$72,633,752

******  10,676 shares and $141,572 converted from Class K into Institutional Class.

*******  10,644 shares and $141,572 converted into Institutional Class from Class K.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford International Alpha Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares		Amount
Shares sold	5,055,353 *	$71,126,175 *	983,331		$13,500,000
Shares issued in reinvestment of dividends and distributions	2,793,954	29,796,122	5,032,227		54,378,248
Shares redeemed	(10,409,634)	(142,859,137)	(27,747,104	)**	(402,752,824	)**
Net decrease	(2,560,327)	$(41,936,840)	(21,731,546)		$(334,874,576)

*  4,908,230 shares and $69,118,676 converted into Class 2 from Class 3.

**  4,847,202 shares and $69,118,676 converted from Class 3 into Class 2.

	Baillie Gifford International Alpha Fund
	Class 4 Shares For the Year Ended December 31, 2018				Class 5 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	20,039,941	***	$290,058,382	***	2,406,932	$33,700,000
Purchase fees	—		—		—	—
Redemption fees	—		—		—	—
Shares issued in reinvestment of dividends and distributions	3,509,883		38,554,309		616,758	6,892,085
Shares redeemed	—		—		(8,376,584)	(124,055,871)
Net increase (decrease)	23,549,824		$328,612,691		(5,352,894)	$(83,463,786)

**  14,200,330 shares and $210,058,382 converted from Class 3 into Class 4.

***  13,985,711 shares and $210,058,382 converted into Class 4 from Class 3.

	Baillie Gifford International Alpha Fund
	Class K Shares For the Year Ended December 31, 2018				Institutional Class Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	18,119,132	****	$245,988,676	****	7,384,373		$100,149,976
Shares issued in reinvestment of dividends and distributions	2,319,754		24,652,444		210,238		2,245,341
Shares redeemed	(1,115,680)		(14,813,373)		(4,072,356	)*****	(52,246,242	)*****
Net increase	19,323,206		$255,827,747		3,522,255		$50,149,075

****  9,213 shares and $115,811 converted into Class K from Institutional Class.

*****  9,213 shares and $115,811 converted from Institutional Class into Class K.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford International Concentrated Growth Equities Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	1,622,013	$20,684,000	16,086	$176,417
Shares issued in reinvestment of dividends and distributions	13,687	175,602	111	1,431
Shares redeemed	—	—	(1,567)	(14,572)
Net increase	1,635,700	$20,859,602	14,630	$163,276
	Baillie Gifford International Concentrated Growth Equities Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	6,329,524	$70,001,500	884,618	$9,396,765
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(879,978)	(7,292,090)
Net increase	6,329,524	$70,001,500	4,640	$2,104,675
	Baillie Gifford International Growth Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	5,107,421	$64,526,000	819,205	$9,300,000
Shares issued in reinvestment of dividends and distributions	660,349	9,691,346	435,063	6,398,737
Shares redeemed	(4,742,078)	(63,189,038)	(393,803)	(5,000,000)
Net increase	1,025,692	$11,028,308	860,465	$10,698,737
	Baillie Gifford International Growth Fund
	Class 4 Shares For the Year Ended December 31, 2019		Class 5 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	230,029	3,385,754	1,089,463	16,066,961
Shares redeemed	—	—	—	—
Net increase	230,029	$3,385,754	1,089,463	$16,066,961

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford International Growth Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,790,773	$21,930,555
Shares issued in reinvestment of dividends and distributions	5	77	19,517	285,728
Shares redeemed	—	—	(162,113)	(2,123,738)
Net increase	5	$77	1,648,177	$20,092,545
	Baillie Gifford International Growth Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	9,073,332 *	$131,045,716 *	917,630	$11,000,000
Shares issued in reinvestment of dividends and distributions	5,644,097	60,268,790	3,576,265	38,266,030
Shares redeemed	(7,703,896)	(117,827,995)	(9,687,422)**	(147,753,216)**
Net increase (decrease)	7,013,533	$73,486,511	(5,193,527)	$(98,487,186)

*  6,305,828 shares and $95,453,216 converted into Class 2 from Class 3.

**  6,292,153 shares and $95,453,216 converted from Class 3 into Class 2.

	Baillie Gifford International Growth Fund
	Class 4 Shares For the Year Ended December 31, 2018		Class 5 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	68,796	$1,000,000
Shares issued in reinvestment of dividends and distributions	1,876,378	20,091,688	8,634,367	92,626,897
Shares redeemed	(3,717,722)	(55,000,000)	—	—
Net increase (decrease)	(1,841,344)	$(34,908,312)	8,703,163	$93,626,897
	Baillie Gifford International Growth Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	191,231	$2,139,835
Shares issued in reinvestment of dividends and distributions	46	491	2,441	26,017
Shares redeemed	—	—	—	—
Net increase	46	$491	193,672	$2,165,852

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford International Smaller Companies Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,198	14,729	1,198	14,729
Shares redeemed	—	—	—	—
Net increase	1,198	$14,729	1,198	$14,729
	Baillie Gifford International Smaller Companies Fund
	Class K Shares For the Period Ended December 31, 2018		Institutional Class Shares For the Period Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000
	Baillie Gifford Long Term Global Growth Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 4 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	8,620	$155,750	3,082,248 *	$67,193,017 *
Shares issued in reinvestment of dividends and distributions	4,929	102,829	3,726	91,124
Shares redeemed	(54,170)	(1,000,000)	—	—
Net increase (decrease)	(40,621)	$(741,421)	3,085,974	$67,284,141

*  3,082,248 shares and $67,193,017 converted into Class 4 from Class 5.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Long Term Global Growth Fund
	Class 5 Shares For the Year Ended December 31, 2019				Class K Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares	Amount
Shares sold	—		$—		1,791,287	$34,246,083
Shares issued in reinvestment of dividends and distributions	—		—		9,307	194,231
Shares redeemed	(2,981,486	)**	(69,693,017	)**	(80,257)	(1,500,000)
Net increase (decrease)	(2,981,486)		$(69,693,017)		1,720,337	$32,940,314

**  2,872,319 shares and $67,193,017 converted from Class 5 into Class 4.

	Baillie Gifford Long Term Global Growth Fund
	Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount
Shares sold	2,904,872	$50,656,366
Shares issued in reinvestment of dividends and distributions	3,876	80,814
Shares redeemed	(172,633)	(3,117,562)
Net increase	2,736,115	$47,619,618

	Baillie Gifford Long Term Global Growth Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 4 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares		Amount
Shares sold	4,994	$95,125	—		$—
Shares issued in reinvestment of dividends and distributions	325,212	5,003,161	—		—
Shares redeemed	(260,321)	(5,059,742)	(2,941,772	)*	(61,984,598	)*
Net increase (decrease)	69,885	$38,544	(2,941,772)		$(61,984,598)

*  2,941,772 shares and $61,984,598 converted from Class 4 into Class 5.

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Long Term Global Growth Fund
	Class 5 Shares For the Year Ended December 31, 2018				Class K Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	2,758,291	**	$61,984,598	**	337,427	$6,846,083
Shares issued in reinvestment of dividends and distributions	223,195		4,309,351		447,790	6,891,490
Shares redeemed	—		—		—	—
Net increase	2,981,486		$66,293,949		785,217	$13,737,573

**  2,758,291 shares and $61,984,598 converted into Class 5 from Class 4.

	Baillie Gifford Long Term Global Growth Fund
	Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	108,150	$2,191,113
Shares issued in reinvestment of dividends and distributions	2,141	32,928
Shares redeemed	(87,699)	(1,671,907)
Net increase	22,592	$552,134

	Baillie Gifford Positive Change Equities Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	712,396	$8,086,054	72,635	$884,224
Shares issued in reinvestment of dividends and distributions	1,416	18,677	3,087	40,744
Shares redeemed	—	—	(861)	(10,610)
Net increase	713,812	$8,104,731	74,861	$914,358

Notes to Financial Statements

Annual Report December 31, 2019

	Baillie Gifford Positive Change Equities Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	448,553	$5,015,042	691,660	$8,061,290
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	448,553	$5,015,042	691,660	$8,061,290
	Baillie Gifford U.S. Equity Growth Fund
	Class K Shares For the Year Ended December 31, 2019		Institutional Class Shares For the Year Ended December 31, 2019*
	Shares	Amount	Shares	Amount
Shares sold	6,450	$117,664	228,252	$3,569,371
Shares issued in reinvestment of dividends and distributions	10,024	185,245	2,510	46,343
Shares redeemed	—	—	(41,228)	(732,087)
Net increase	16,474	$302,909	189,534	$2,883,627

*  Includes a reimbursement from the Manager of $8,698 plus interest as a result of errors in the application of contractual expense waivers and subsequent purchase and redemption activity in the period.

	Baillie Gifford U.S. Equity Growth Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	628,176	$10,302,009	161,563	$2,815,417
Shares issued in reinvestment of dividends and distributions	14,897	208,858	9	127
Shares redeemed	—	—	(161,557)	(2,653,931)
Net increase	643,073	$10,510,867	15	$161,613

Notes to Financial Statements

Annual Report December 31, 2019

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, the following shareholders beneficially owned 25% or more of a Fund's voting securities:

Fund	Investor	Percentage
Baillie Gifford China A Shares Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford Global Stewardship Equities Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford International The Master Pension Trust of Concentrated Growth Equities Fund	CSX Corporation and Affiliated Companies	78.44%
Baillie Gifford International Growth Fund	Teachers' Retirement System of The State of Kentucky	42.88%
Baillie Gifford International Smaller Companies Fund	Baillie Gifford International LLC	100.00%
Baillie Gifford U.S. Equity Growth Fund	Daytona Beach Police & Fire Retirement System	66.35%

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

At December 31, 2019, Baillie Gifford International LLC, a wholly owned subsidiary of the Manager, owned 100% of Baillie Gifford China A Shares Fund, Baillie Gifford Global Stewardship Equities Fund and Baillie Gifford International Smaller Companies Fund and as a result may be deemed to control such Funds.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 23, 2019, and expiring April 21, 2020 which allows the certain series of the Trust to borrow up to $50 million in total subject to minimum asset coverage requirements set out in the Credit

Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions with respect to Class K and Institutional Class shares or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged at an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Pursuant to allocation procedures adopted by the Board, the classes borrowing pursuant to the Credit Agreement shall bear any expenses associated with the credit facility or borrowings thereunder.

Effective April 29, 2019 the commitment fee associated with the line of credit is payable on a pro-rata basis by Class K and Institutional Class of the Funds, in the series of the Trust, that are parties to the agreement.

On August 1, 2019, Baillie Gifford U.S. Equity Growth Fund borrowed $250,000 for one day at an interest rate of 3.49%.

The Funds had no outstanding loans at December 31, 2019.

Notes to Financial Statements

Annual Report December 31, 2019

Note H — Principal Risks (unaudited)

The below is a selection of the Funds' principal risks, the Fund's principal risks are further described within their respective prospectuses.

China A Shares Tax Risk

Investments in A Shares could result in unexpected tax liabilities for the Fund. Chinese law imposes withholding taxes on dividends and interest paid to foreign investors by companies listed in China, as well as capital gains realized by such investors, subject to certain temporary exemptions applicable to capital gains realized from investments in A Shares. The application of the Chinese withholding taxes on dividends and interest and of China's value added tax is uncertain. Application of these rules, including as a result of revocation of any temporary exemptions, could result in tax liabilities for the Fund, which could negatively affect investment returns for shareholders. Any restrictions on repatriation could limit the Fund's ability to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund may be required to sell other investments (including when it is not advantageous to do so) to meet such distribution requirements. If the Fund were unable to meet such distribution requirements, the Fund would be subject to U.S. federal income tax at the Fund level.

LIBOR Phaseout

The United Kingdom's Financial Conduct Authority, which regulates the London Interbank Offered Rate ("LIBOR"), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR.

Further, the Funds' Credit Agreement in place with Bank of New York Mellon references LIBOR and as such a suitable replacement reference rate will be required ahead of the end of 2021.

The Manager has set up a LIBOR working group to consider and plan for LIBOR's discontinuation including considering the impact on the Funds' Credit Agreement. Actions are being taken to reduce or remove LIBOR references in advance of the December 2021 deadline.

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. Baillie Gifford China A Shares Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund are all non-diversified Funds.

Currency and Currency Hedging Risk

A Fund that invests in non-U.S. securities could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. dollar, or if it invests in products to reduce this exposure, and those products lose value. A Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, a Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non-U.S. Investment Risk

Non-U.S. securities and securities denominated in foreign currencies are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, generally less government supervision of foreign securities markets and issuers and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on risk please refer to each Fund's prospectus.

Notes to Financial Statements

Annual Report December 31, 2019

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

FTSE Russell (U.S. Equity Growth)

FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. "TMX®" is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

S&P (U.S. Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of each Fund, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments." As a result, the Funds, other than Baillie Gifford International Smaller Companies Fund, have not adopted a Highly Liquid Investment minimum. Baillie Gifford International Smaller Companies Fund has adopted a Highly Liquid Investment minimum of 30% and complied with the Highly Liquid Investment minimum throughout the period. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

Notes to Financial Statements

Annual Report December 31, 2019

During the reporting period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Funds' liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Funds can be found in the Funds' prospectuses.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2019 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2019

To the Shareholders of Baillie Gifford China A Shares Fund,
Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund,
Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund,
Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund,
Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund,
Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund,
Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund,
and the Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund (the "Funds"), each a series of Baillie Gifford Funds, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended, including the related notes, for Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes, for Baillie Gifford International Smaller Companies Fund, and the related statements of operations and changes in net assets and the financial highlights, including the related notes, for the period December 19, 2019 (commencement of operations) through December 31, 2019 for Baillie Gifford China A Shares Fund (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years or periods ended December 31, 2016, and prior were audited by other auditors, whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2019

custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 27, 2020

Supplemental Information (unaudited)

Annual Report December 31, 2019

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2019. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
Baillie Gifford China A Shares Fund	0.00%
Baillie Gifford Developed EAFE All Cap Fund	100.00%
Baillie Gifford EAFE Plus All Cap Fund	63.03%
Baillie Gifford Emerging Markets Equities Fund	53.48%
Baillie Gifford Global Alpha Equities Fund	32.05%
Baillie Gifford Global Stewardship Equities Fund	100.00%
Baillie Gifford International Alpha Fund	64.60%
Baillie Gifford International Concentrated Growth Equities Fund	100.00%
Baillie Gifford International Growth Fund	100.00%
Baillie Gifford International Smaller Companies Fund	35.19%
Baillie Gifford Long Term Global Growth Fund	0.00%
Baillie Gifford Positive Change Equities Fund	100.00%
Baillie Gifford U.S. Equity Growth Fund	71.65%

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2019 for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
Baillie Gifford China A Shares Fund	0.00%
Baillie Gifford Developed EAFE All Cap Fund	0.00%
Baillie Gifford EAFE Plus All Cap Fund	0.00%
Baillie Gifford Emerging Markets Equities Fund	0.00%
Baillie Gifford Global Alpha Equities Fund	8.27%
Baillie Gifford Global Stewardship Equities Fund	69.51%
Baillie Gifford International Alpha Fund	0.08%
Baillie Gifford International Concentrated Growth Equities Fund	1.42%
Baillie Gifford International Growth Fund	0.00%
Baillie Gifford International Smaller Companies Fund	0.00%
Baillie Gifford Long Term Global Growth Fund	0.00%
Baillie Gifford Positive Change Equities Fund	20.91%
Baillie Gifford U.S. Equity Growth Fund	71.88%

In February 2020, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2019.

Supplemental Information (unaudited)

Annual Report December 31, 2019

Foreign Taxes Paid — The following Funds elect under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2019, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford China A Shares Fund	—	—
Baillie Gifford Developed EAFE All Cap Fund	0.0197	0.2051
Baillie Gifford EAFE Plus All Cap Fund	0.0231	0.3749
Baillie Gifford Emerging Markets Equities Fund	0.0373	0.8229
Baillie Gifford Global Alpha Equities Fund	0.0101	0.4643
Baillie Gifford Global Stewardship Equities Fund	—	—
Baillie Gifford International Alpha Fund	0.0245	0.3652
Baillie Gifford International Concentrated Growth Equities Fund	0.0128	0.1108
Baillie Gifford International Growth Fund	0.0239	0.2563
Baillie Gifford International Smaller Companies Fund	—	—
Baillie Gifford Long Term Global Growth Fund	—	—
Baillie Gifford Positive Change Equities Fund	0.0116	0.1087
Baillie Gifford U.S. Equity Growth Fund	—	—

Supplemental Information (unaudited)

Annual Report December 31, 2019

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Independent Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	16
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	16
Bruce C. Long 1945	Trustee, Chair of the Nominating and Governance Committee	Since 2009	Global Financial Consultant.	16
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	16
Interested Trustee
David Salter(4) 1975	Trustee, Chair of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	16

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

Supplemental Information (unaudited)

Annual Report December 31, 2019

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  Length of time served relates to the relevant Trustee's or officer's service at the position listed under position(s) held with Trust. There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chair of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes Baillie Gifford International All Cap Fund and Baillie Gifford Multi Asset Fund, whose reports are prepared separately, and Baillie Gifford Asia ex Japan Fund, a series of the Trust which has not yet commenced operations.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in each Fund's Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of each Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing each Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their Form N-PORT. The Funds' Form N-PORT is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds' website: http://USmutualfund.bailliegifford.com.

BOARD CONSIDERATIONS REGARDING
NEW FUND ADVISORY AGREEMENT APPROVAL
BAILLIE GIFFORD CHINA A SHARES FUND (unaudited)

Annual Report December 31, 2019

BAILLIE GIFFORD FUNDS

On December 17, 2019, the Board of Trustees (the "Board") of Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of Baillie Gifford China A Shares Fund (the "Fund"), and Baillie Gifford Overseas Limited (the "Manager"). As part of the review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel and advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment advisory agreements and the factors that they should consider in evaluating such agreements. The Independent Trustees reviewed materials received from the Manager and Broadridge (an independent provider of mutual fund data, "Broadridge"). The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

The Board concluded that it was in the best interests of the Fund to approve the Advisory Agreement. In reaching this conclusion for the Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services expected to be provided by the Manager to the Fund. The Board noted that, pursuant to the Fund's Advisory Agreement, the Manager will provide portfolio management services to the Fund and will receive an advisory fee and, pursuant to a separate Administration, Supervisory and Sub-Accounting Services Plan and Administration and Supervisory Agreement, the Manager will receive an "administration and supervisory fee." The Board considered the background and qualifications of the investment, compliance and administrative personnel who would be involved in the management and oversight of the Fund and reviewed information regarding the Fund's advisory fee, administration and supervisory fee and estimated expense ratios compared to similar funds. The Board considered the proposed investment objective and investment philosophy and process for the Fund. With respect to performance, the Board considered that the Fund had not commenced operations. The Board noted that the Manager provides advisory services to other funds in the Trust and that the Board had also reviewed extensive information during the annual contract renewal process regarding the Manager and the nature, extent and quality of services provided to other funds in the Trust. In evaluating the advisory fee to be paid by the Fund, and in particular when assessing comparative data, the Board considered not only the advisory fee, but also the combination of the Fund's advisory fee and administration and supervisory fee. The Board concluded that the nature, extent and quality of the services provided by the Manager to the Fund, pursuant to the Advisory Agreement, were expected to be satisfactory.

With respect to profitability, the Board considered that, because the Fund was not operational, the Manager did not provide estimated profitability. The Board considered other benefits to be derived by the Manager from its relationship to the Fund, including receipt of the administration and supervisory fee. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund would benefit from any economies of scale. The Board considered that the Fund was not yet operational and had no assets and that certain limits on foreign ownership of Chinese companies may constrain the Fund's capacity. The Board also considered that the proposed advisory fee schedule includes breakpoints.

The Board reviewed the Fund's advisory fee (plus the administration and supervisory fee) and estimated total expense ratio for the Fund's Class K and Institutional Class, and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the advisory fee (plus the administration and supervisory fee) for each share class was below the average management fee of both the expense peer group and the expense universe. The Board also reviewed the fee charged by the Manager to another fund with a similar investment mandate. The Board considered that the Manager has contractually agreed to waive its fees and/or bear other expenses of Class K and Institutional Class shares of the Fund through April 30, 2021 and that the contractual agreement may only be terminated by the Board. The Board considered that the advisory fee (plus the administration and supervisory fee) for each share class was on the low end

BOARD CONSIDERATIONS REGARDING
NEW FUND ADVISORY AGREEMENT APPROVAL
BAILLIE GIFFORD CHINA A SHARES FUND (unaudited)

Annual Report December 31, 2019

of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the advisory fee was reasonable.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Copyright © Baillie Gifford & Co 2015.

BAILLIE GIFFORD FUNDS

Baillie Gifford International All Cap Fund

Annual Report

December 31, 2019

Index

Page Number
01	Management Discussion
03	Fund Expenses
Baillie Gifford International All Cap Fund
05	Industry Diversification Table
06	Portfolio of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
Financial Highlights
14	Selected Data for Class 2
15	Selected Data for Class 3
16	Selected Data for Class 5
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
Supplemental Information
26	Federal Income Tax Information
27	Management of the Trust

Source: © David Robertson / Alamy Stock Photo

This report is intended for shareholders of the fund and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Baillie Gifford International All Cap Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time. All investments entail risk, including the possible loss of principal.

Management Discussion (unaudited)

Annual Report December 31, 2019

Baillie Gifford International All Cap Fund

Market Conditions and Review of Performance during 2019

2019 delivered a welcome rebound for equity investors. The MSCI ACWI (ex U.S.) benchmark returned 22.13%, while Baillie Gifford International All Cap Fund (the "Fund") Class 2 delivered 32.65%. Market concerns over the trade disputes between the US and China and worries around Brexit seemed to lessen, especially with a trade deal agreed (albeit not yet signed) and a Conservative majority behind Boris Johnson in Downing Street. While we are aware of and take an interest in macro-political events, we would like to take this opportunity to note that we do not believe that we can predict future governmental policy or the outcomes of them. We do believe, however, that we can deliver outperformance for clients through bottom-up stock selection as we search for the best international holdings for long term growth.

Given this approach, it is once again stock selection that led to outperformance this year, not thematic or sector views. In terms of sectors, your stocks in the Consumer Discretionary and Information Technology helped performance, whereas stocks in Financials and Energy detracted over the year.

In terms of stock specifics, Shopify, the Canadian e-commerce platform provider to businesses, was the largest contributor to performance. The share price close to tripled over the course of 2019 as excitement over its ability to facilitate direct online sales for millions of enterprises grew. Originally viewed as a tool for small merchants, it started to become clear that its proposition could be attractive to businesses of all sizes and that it offered an important alternative to selling through Amazon. It started a move into payment processing and fulfilment as it sought to become a complete infrastructure provider to its customers.

Zalando was also amongst the largest contributors. Normal business resumed for the online clothes retailer after a series of disappointments in 2018, and the share price reflected this. With only 10% of the online European apparel market (and only 15% of overall sales online) we remain optimistic that Zalando could maintain significant growth for years to come.

The Japanese endoscope and camera manufacturer Olympus also contributed to performance. Following on from a couple of subdued returns in the wake of endoscope hygiene concerns and slowing orders as customers waited for the next generation of scopes, Olympus saw sales grow steadily in the year and the FDA released recommendations for reusable scopes with disposable caps to reduce infection risk. This was taken as a positive for Olympus (a reusable scope manufacturer) as this adaption will be easier for Olympus to add to their range than a single use device.

Turning to the detractors from performance, there were three Emerging Markets (EM) businesses that did not perform over the period — though we would note that EM holdings contributed in aggregate. Mahindra & Mahindra had a poor year, partly related to weak returns from Indian equities generally but also because of lackluster performance in the car business. We remain enthused by the tractor and agricultural equipment business that Mahindra has and believe that the demand for this part of the business will continue to grow. The Malaysian bank, Public Bank, also saw its shares fall. The bank didn't show much evidence of growth during the year, but loss ratios remained low and capital ratios remained secure. We believe this high-quality bank offers a good growth opportunity as the emerging middle class begin to bank their assets.

Baidu, the Chinese internet giant, saw its shares continue to fall. We ended the year hoping that the fall in revenues from the core search business had bottomed out and that we would start to see returns from its many nascent new business lines. We continue to assess the changes in management, but we believe that Baidu has a huge opportunity in the wealth of data and technology it has at its disposal.

Overall the Fund continues to hold a broad range of high-quality businesses that we believe can grow earnings over rolling five-year periods. We believe that there are significant tail-winds behind potential growth for your holdings: the rise of the emerging middle class, the huge steps being taken in technology and healthcare, and the work being undertaken to provide alternative energy solutions. With structural growth opportunities like these and positive economic indicators, we are excited to see what the next five years will deliver.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth

01

Management Discussion (unaudited)

Annual Report December 31, 2019

above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International All Cap Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Nemetschek, Nibe, Ping An Insurance, Prosus, Suzuki Motor, Sysmex, Techtronic, Trainline, Xero

Complete Sales:

Advantest, Clicks, Hon Hai, JD.com, Multichoice Group, Novo Nordisk, Puregold Price Club, Samsung Fire and Marine Insurance, Svenska Handelsbanken

Fund Performance for the periods ended 12/31/19 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford International All Cap Fund Class 2*	32.65%	8.22%	8.11%	09/24/12
Baillie Gifford International All Cap Fund Class 3	32.74%	8.30%	8.16%	05/01/13
Baillie Gifford International All Cap Fund Class 5**	32.74%	8.24%	8.12%	07/09/19
MSCI ACWI (ex U.S.) Index	22.13%	6.01%	6.33%	09/24/12

*  Performance for Class 2 shares prior to their date of inception (April 9, 2013) is derived from the historical performance of Class 1 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 2 shares. The returns are provided for all shares classes that had shares outstanding as of December 31, 2019.

**  Performance for Class 5 shares prior to their date of inception (July 10, 2019) is derived from the historical performance of Class 2 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares. Prior to the inception of Class 2 (April 9, 2013), Class 5 shares historical performance is derived from Class 1 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares.

Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

02

Fund Expenses (unaudited)

Annual Report December 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

03

Fund Expenses (unaudited)

Annual Report December 31, 2019

	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios Based on the Period 7/01/19 to 12/31/19	Expenses Paid During Period(1)
Baillie Gifford International All Cap Fund — Class 2
Actual	$1,000	$1,108.70	0.66%	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford International All Cap Fund — Class 3
Actual	$1,000	$1,109.10	0.59%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,022.23	0.59%	$3.01
Baillie Gifford International All Cap Fund — Class 5
Actual*	$1,000	$1,081.20	0.51%	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.47

*  Recommencement of operations on July 10, 2019. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 175/365 (to reflect recommencement of operation).

(1)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period end December 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent period may differ from expense ratios based on the data in the financial highlights.

04

Industry Diversification Table

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

	Value	% of Total Net Assets
Apparel	$12,273,555	2.7%
Auto Manufacturers	7,150,862	1.5
Auto Parts & Equipment	3,269,754	0.7
Banks	11,181,832	2.4
Beverages	17,788,900	3.8
Building Materials	12,161,721	2.7
Chemicals	13,956,044	3.0
Commercial Services	5,846,676	1.3
Computers	8,349,493	1.8
Cosmetics / Personal Care	17,398,459	3.8
Diversified Financial Services	22,758,527	4.9
Electrical Components & Equipment	6,565,475	1.4
Electronics	27,842,450	6.0
Engineering & Construction	4,449,081	1.0
Food	7,560,304	1.7
Hand / Machine Tools	12,161,301	2.7
Healthcare — Products	22,263,887	4.8
Holding Companies-Diversified	2,882,551	0.6
Insurance	26,279,681	5.7
Internet	88,707,000	19.2
Investment Companies	6,763,683	1.5
Leisure Time	5,402,292	1.2
Machinery — Construction & Mining	5,048,875	1.1
Machinery — Diversified	30,302,077	6.5
Oil & Gas Services	2,509,657	0.5
Retail	35,925,937	7.8
Semiconductors	30,427,395	6.6
Software	6,725,402	1.4
Telecommunications	3,920,559	0.8
Total Value of Investments	457,873,430	99.1
Other assets less liabilities	4,367,413	0.9
Net Assets	$462,240,843	100.0%

05

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

	Shares	Value
COMMON STOCKS — 97.6%
AUSTRALIA — 3.8%
Cochlear Ltd.	50,956	$8,030,973
SEEK Ltd.	304,475	4,819,136
Treasury Wine Estates Ltd.	405,952	4,624,096
		17,474,205
BRAZIL — 1.6%
Raia Drogasil SA*	265,000	7,354,414
CANADA — 3.2%
Fairfax Financial Holdings Ltd.	8,057	3,783,201
Shopify, Inc., Class A *	27,687	11,007,797
		14,790,998
CHINA — 7.9%
Alibaba Group Holding Ltd. ADR *	60,962	12,930,040
Baidu, Inc. ADR *	28,589	3,613,650
Ping An Insurance Group Co. of China Ltd., Class H	461,500	5,461,145
Prosus NV *	47,193	3,532,015
Trip.com Group Ltd. ADR *	102,908	3,451,534
Tsingtao Brewery Co., Ltd., Class H	1,130,057	7,591,904
		36,580,288
DENMARK — 0.3%
Novozymes A/S, B Shares	25,950	1,269,872
FINLAND — 1.3%
Kone Oyj, B Shares	91,803	6,002,827
FRANCE — 1.4%
Legrand SA	80,396	6,565,475
GERMANY — 6.7%
adidas AG	22,653	7,363,813
Bechtle AG	59,797	8,349,493
Infineon Technologies AG	251,299	5,677,966
Nemetschek SE	22,730	1,497,424
Zalando SE *	160,325	8,085,253
		30,973,949

The accompanying notes are an integral part of the financial statements.
06

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

	Shares	Value
HONG KONG — 4.1%
AIA Group Ltd.	858,600	$9,030,726
Jardine Matheson Holdings Ltd.	51,800	2,882,551
Jardine Strategic Holdings Ltd.	73,000	2,238,772
Techtronic Industries Co., Ltd.	607,000	4,954,150
		19,106,199
INDIA — 5.4%
Asian Paints Ltd.	320,892	8,026,264
Housing Development Finance Corp., Ltd.	274,898	9,294,976
Mahindra & Mahindra Ltd. GDR	386,009	2,918,228
MakeMyTrip Ltd. *	75,532	1,729,683
United Spirits Ltd. *	354,908	2,982,146
		24,951,297
IRELAND — 1.5%
Kingspan Group PLC	109,858	6,709,779
JAPAN — 19.3%
Denso Corp.	72,400	3,269,754
Kakaku.com, Inc.	176,900	4,516,807
Kao Corp.	56,600	4,668,091
Keyence Corp.	14,200	4,986,168
MS&AD Insurance Group Holdings, Inc.	242,500	8,004,609
Murata Manufacturing Co., Ltd.	114,300	7,035,005
Nidec Corp.	44,500	6,077,979
Olympus Corp.	484,800	7,472,080
Pigeon Corp.	97,500	3,570,079
Shimano, Inc.	33,300	5,402,292
Shiseido Co., Ltd.	129,000	9,160,289
SMC Corp.	17,400	7,957,288
SoftBank Group Corp.	90,300	3,920,559
Sugi Holdings Co., Ltd.	42,700	2,252,624
Suzuki Motor Corp.	101,400	4,232,634
Sysmex Corp.	99,300	6,760,835
		89,287,093
MALAYSIA — 0.7%
Public Bank Bhd	723,500	3,441,065

The accompanying notes are an integral part of the financial statements.
07

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

	Shares	Value
MEXICO — 0.5%
Wal-Mart de Mexico SAB de CV	883,900	$2,537,516
NETHERLANDS — 2.1%
ASML Holding NV	32,198	9,532,472
NEW ZEALAND — 1.1%
Xero Ltd. *	93,055	5,227,978
PORTUGAL — 1.1%
Jeronimo Martins SGPS SA	322,921	5,321,533
SINGAPORE — 1.7%
United Overseas Bank Ltd.	393,599	7,740,767
SOUTH AFRICA — 1.7%
Naspers Ltd., N Shares	47,193	7,722,994
SOUTH KOREA — 0.6%
NAVER Corp. *	18,570	2,987,819
SPAIN — 1.9%
Industria de Diseno Textil SA	247,108	8,732,960
SWEDEN — 5.6%
Atlas Copco AB, A Shares	4,093	163,375
Atlas Copco AB, B Shares	237,717	8,253,782
Epiroc AB, B Shares	424,821	5,048,875
Investor AB, B Shares	123,891	6,763,683
Nibe Industrier AB, B Shares	314,244	5,451,942
		25,681,657
SWITZERLAND — 3.3%
Compagnie Financiere Richemont SA	89,099	6,963,169
Schindler Holding AG, Participating Certificates	28,341	7,207,151
u-blox Holding AG *	10,826	1,094,010
		15,264,330
TAIWAN — 3.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	243,080	14,122,948

The accompanying notes are an integral part of the financial statements.
08

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

	Shares	Value
THAILAND — 0.6%
Thai Beverage PCL	3,912,700	$2,590,755
UNITED KINGDOM — 14.3%
ASOS PLC *	58,839	2,636,754
Auto Trader Group PLC	999,171	7,890,656
Burberry Group PLC	168,166	4,909,742
Hargreaves Lansdown PLC	396,594	10,173,187
HomeServe PLC	265,727	4,449,081
Intertek Group PLC	75,452	5,846,676
John Wood Group PLC	473,186	2,509,657
Johnson Matthey PLC	117,196	4,659,906
Jupiter Fund Management PLC	605,870	3,290,364
Rightmove PLC	1,191,051	9,994,354
Trainline PLC *	1,016,634	6,885,521
Weir Group PLC (The)	146,931	2,938,637
		66,184,535
UNITED STATES — 2.8%
Mettler-Toledo International, Inc. *	9,985	7,920,901
Spotify Technology SA *	33,355	4,988,240
		12,909,141
Total Common Stocks
(cost $312,745,429)		451,064,866
PREFERRED STOCKS — 1.5%
GERMANY — 1.5%
Sartorius AG 0.32% (cost $3,639,982)	31,851	6,808,564
TOTAL INVESTMENTS — 99.1%
(cost $316,385,411)		$457,873,430
Other assets less liabilities — 0.9%		4,367,413
NET ASSETS — 100.0%		$462,240,843

*  Non-income producing security.

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.
09

Portfolio of Investments

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$97,244,707	$353,820,159	$—	$451,064,866
Preferred Stocks **	—	6,808,564	—	6,808,564
Total	$97,244,707	$360,628,723	$—	$457,873,430

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.
10

Statement of Assets and Liabilities

Annual Report December 31, 2019

December 31, 2019
Baillie Gifford International All Cap Fund

ASSETS
Investments, at value (cost $316,385,411)	$457,873,430
Cash	4,743,364
Tax reclaims receivable	621,816
Dividends receivable	291,977
Receivable for investments sold	9,103
Total Assets	463,539,690
LIABILITIES
Advisory fee payable	383,372
Deferred Indian capital gains tax liability (Note A)	591,656
Servicing fee payable	144,032
Payable for investment purchased	10,562
Trustee fee payable	4,007
Accrued expenses	165,218
Total Liabilities	1,298,847
NET ASSETS	$462,240,843
COMPOSITION OF NET ASSETS
Paid-in capital	$328,933,064
Total distributable earnings	133,307,779
$462,240,843
NET ASSET VALUE, PER SHARE
Class 2 ($258,859,892 / 16,362,929 shares outstanding), unlimited authorized, no par value	$15.82
Class 3 ($158,198,392 / 9,891,444 shares outstanding), unlimited authorized, no par value	$15.99
Class 5 ($45,182,559 / 2,766,639 shares outstanding), unlimited authorized, no par value	$16.33

The accompanying notes are an integral part of the financial statements.
11

Statement of Operations

Annual Report December 31, 2019

For the Year Ended December 31, 2019
Baillie Gifford International All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $720,575)	$6,595,621
Non-cash dividends	4,294,167
Interest	23,629
Total Investment Income	10,913,417
EXPENSES
Advisory fee (Note B)	1,471,482
Shareholder Servicing fees — Class 2 shares (Note B)	409,567
Shareholder Servicing fees — Class 3 shares (Note B)	139,719
Shareholder Servicing fees — Class 4 shares (Note B)	6,989
Shareholder Servicing fees — Class 5 shares (Note B)	5,982
Fund accounting	183,635
Legal	102,014
Professional fees	97,741
Custody	95,924
Transfer agency	51,644
Trustees' fees	16,526
Miscellaneous	11,475
Total Expenses	2,592,698
Net Investment Income	8,320,719
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of Indian capital gains tax benefit of $17,959)	12,296,068
Foreign currency transactions	(83,671)
12,212,397
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax liability of $392,457) (Note A)	99,031,575
Translation of net assets and liabilities denominated in foreign currencies	(832)
99,030,743
Net realized and unrealized gain	111,243,140
NET INCREASE IN NET ASSETS FROM OPERATIONS	$119,563,859

The accompanying notes are an integral part of the financial statements.
12

Statements of Changes in Net Assets

Annual Report December 31, 2019

Baillie Gifford International All Cap Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,320,719	$5,129,916
Net realized gain (loss)	12,212,397	(7,210,249)
Net change in unrealized appreciation (depreciation)	99,030,743	(79,517,376)
Net increase (decrease) in net assets from operations	119,563,859	(81,597,709)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(7,024,708)	(2,458,286)
Class 3	(4,352,607)	(1,310,386)
Class 5	(1,252,272)	(397,396)
Total Distributions to Shareholders	(12,629,587)	(4,166,068)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 4	39,464,199 *	—
Class 5	40,720,857 *	41,793,273 *
Dividends reinvested:
Class 2	7,024,708	2,458,286
Class 3	4,352,607	1,310,386
Class 5	1,252,272	397,396
Cost of shares redeemed:
Class 2	(52,832,371)	(31,246,783)
Class 4	(40,720,857)*	(41,793,273)*
Class 5	(39,464,199)*	—
Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(40,202,784)	(27,080,715)
Total Increase (Decrease) in Net Assets	66,731,488	(112,844,492)
NET ASSETS
Beginning of year	395,509,355	508,353,847
End of year	$462,240,843	$395,509,355

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.
13

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$12.26		$14.85	$11.44	$11.53	$11.51
From Investment Operations
Net investment income(a)	0.27		0.15	0.14	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	3.73		(2.61)	3.46	(0.11)	0.03
Net increase (decrease) in net asset value from investment operations	4.00		(2.46)	3.60	0.06	0.19
Dividends and Distributions to Shareholders
From net investment income	(0.44)		(0.13)	(0.19)	(0.15)	(0.17)
Total Dividends and Distributions	(0.44)		(0.13)	(0.19)	(0.15)	(0.17)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$15.82		$12.26	$14.85	$11.44	$11.53
Total Return
Total return based on net asset value(c)	32.65%		(16.63)%	31.45%	0.54%	1.56%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$258,860		$242,317	$324,764	$219,300	$217,720
Ratio of net expenses to average net assets	0.65%		0.64%	0.65%	0.65%	0.63%
Ratio of net investment income to average net assets	1.92	%(d)	1.02%	1.03%	1.48%	1.38%
Portfolio turnover rate(e)	13%		15%	12%	14%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
14

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$12.39		$15.01	$11.56	$11.65	$11.63
From Investment Operations
Net investment income(a)	0.30		0.16	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	3.75		(2.64)	3.50	(0.12)	0.02
Net increase (decrease) in net asset value from investment operations	4.05		(2.48)	3.65	0.06	0.20
Dividends and Distributions to Shareholders
From net investment income	(0.45)		(0.14)	(0.20)	(0.15)	(0.18)
Total Dividends and Distributions	(0.45)		(0.14)	(0.20)	(0.15)	(0.18)
Proceeds from Purchase Fees and Redemption Fees(a)	—		—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$15.99		$12.39	$15.01	$11.56	$11.65
Total Return
Total return based on net asset value(c)	32.74%		(16.57)%	31.54%	0.61%	1.63%
Ratios/Supplemental Data
Net assets, end of each year (000's omitted)	$158,198		$119,176	$142,844	$108,594	$107,936
Ratio of net expenses to average net assets	0.58%		0.57%	0.58%	0.58%	0.56%
Ratio of net investment income to average net assets	2.04	%(d)	1.09%	1.13%	1.55%	1.45%
Portfolio turnover rate(e)	13%		15%	12%	14%	15%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Large increase due to non-cash income.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
15

Financial Highlights

Annual Report December 31, 2019

Baillie Gifford International All Cap Fund
Selected data for a Class 5 share outstanding throughout each period:

	For the Period July 10, 2019 through December 31, 2019(b)		For the Period January 1, 2019 through April 10, 2019(b)		For the Period January 10, 2018(a) through December 31, 2018
Net asset value, beginning of period	$15.14		$12.64		$15.72
From Investment Operations
Net investment income(c)	0.20		0.06		0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.46		1.97		(3.11)
Net increase (decrease) in net asset value from investment operations	1.66		2.03		(2.93)
Dividends and Distributions to Shareholders
From net investment income	(0.47)		—		(0.15)
Total Dividends and Distributions	(0.47)		—		(0.15)
Net asset value, end of period	$16.33		$14.67		$12.64
Total Return
Total return based on net asset value(d)	10.95%		16.02%		(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$45,183		$39,464		$34,016
Ratio of net expenses to average net assets	0.50	%*	0.49	%*	0.49%*
Ratio of net investment income to average net assets	2.66	%*(e)	1.59	%*	1.21%*
Portfolio turnover rate(f)	13%		13%		15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Recommencement of investment operations. Class had no shareholders from April 11, 2019 to July 10, 2019. All shares of this class were redeemed on April 10, 2019 at $14.67. New shares were issued at $15.14 on July 10, 2019.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Large increase due to non-cash income.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
16

Notes to Financial Statements

Annual Report December 31, 2019

Note A — Organization and Accounting Policies

Baillie Gifford International All Cap Fund, (the "Fund"), is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. For information on the specific investment strategies of the Fund and description of each share class, please refer to the Fund's Prospectus for Private Placement ("Prospectus"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time. Prior to November 25, 2019, the Fund was known as The International Choice Fund.

The Fund's Class 2, Class 3 and Class 5 had shares outstanding as of December 31, 2019.

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Fund and disclosure of contingent assets and liabilities for the Fund at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Fund during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity Securities listed on an established securities exchange for which there is no reported sale during the day (and in the case of over-the-counter securities not so listed) are valued at the mean between the last available bid and ask prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the Board of Trustees of the Trust (the "Board"). The actual calculations may be made by persons acting pursuant to the direction of the Board or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of the Fund's net asset value. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Fund utilizes a third party pricing service which for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure

17

Notes to Financial Statements

Annual Report December 31, 2019

about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2019 is disclosed at the end of the Fund's Portfolio of Investments.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Fund, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

18

Notes to Financial Statements

Annual Report December 31, 2019

Federal Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2019, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $591,656. The deferred liability accrued at December 31, 2019 includes a liability for tax payable on both short and long term gains, as required by the Indian tax authorities.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. For the Fund, the tax periods 2017 through present remain subject to examination.

At December 31, 2019 for federal income tax purposes, the Fund had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Loss No Expiration	Long Term Capital Loss No Expiration	Capital Loss Available Total
Baillie Gifford International All Cap Fund	$(1,771,239)	$—	$(1,771,239)

During the year ended December 31, 2019, the Fund utilized $11,073,063 in capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year

Specified") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended December 31, 2019, the Fund incurred and will elect to defer net post-October or late-year losses as indicated.

19

Notes to Financial Statements

Annual Report December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/ Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments, Foreign Currencies and Foreign Tax	Total Distributable Earnings/ Accumulated Deficit
Baillie Gifford International All Cap Fund	$1,489,512	$—	$(1,771,239)	$—	$133,589,506	$133,307,779

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2019 and December 31, 2018, the tax characters of the dividends paid were:

Fund	Ordinary Income 2019	Long Term Capital Gains 2019	Return of Capital 2019	Ordinary Income 2018	Long Term Capital Gains 2018	Return of Capital 2018
Baillie Gifford International All Cap Fund	$12,629,587	$—	$—	$4,166,068	$—	$—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2019 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
Baillie Gifford International All Cap Fund	$323,697,941	$168,456,973	$(34,281,484)	$134,175,489

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

20

Notes to Financial Statements

Annual Report December 31, 2019

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International All Cap Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares as follows:

Baillie Gifford International All Cap Fund
Class 2	0.17%
Class 3	0.10%
Class 5	0.02%

The Bank of New York Mellon serves as the Fund's administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Baillie Gifford International All Cap Fund	$52,994,942	$98,555,263

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford International All Cap Fund
	Class 2 Shares For the Year Ended December 31, 2019		Class 3 Shares For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	441,467	7,024,708	270,573	4,352,607
Shares redeemed	(3,848,699)	(52,832,371)	—	—
Net increase (decrease)	(3,407,232)	$(45,807,663)	270,573	$4,352,607

21

Notes to Financial Statements

Annual Report December 31, 2019

	Class 4 Shares For the Year Ended December 31, 2019				Class 5 Shares For the Year Ended December 31, 2019
	Shares		Amount		Shares		Amount
Shares sold	2,718,276	*	$39,464,199	*	2,690,403	****	$40,720,857	****
Shares issued in reinvestment of dividends and distributions	—		—		76,236		1,252,272
Shares redeemed	(2,718,276	)***	(40,720,857	)***	(2,690,460	)**	(39,464,199	)**
Net increase	—		$(1,256,658)		76,179		$2,508,930

*  2,718,276 shares and $39,464,199 converted into Class 4 from Class 5.

**  2,690,460 shares and $39,464,199 converted from Class 5 into Class 4.

***  2,718,276 shares and $40,720,857 converted from Class 4 into Class 5.

****  2,690,403 shares and $40,720,857 converted into Class 5 from Class 4.

	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	202,185	2,458,286	106,639	1,310,386
Shares redeemed	(2,297,265)	(31,246,783)	—	—
Net increase (decrease)	(2,095,080)	$(28,788,497)	106,639	$1,310,386
	Class 4 Shares For the Year Ended December 31, 2018		Class 5 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,658,774 **	$41,793,273 **
Shares issued in reinvestment of dividends and distributions	—	—	31,685	397,396
Shares redeemed	(2,686,099)*	(41,793,273)*	—	—
Net increase	(2,686,099)	$(41,793,273)	2,690,459	$42,190,669

*  2,686,099 shares and $41,793,273 converted from Class 4 into Class 5.

**  2,658,774 shares and $41,793,273 converted into Class 5 from Class 4.

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, the following shareholder beneficially owned 25% or more of the Fund's voting securities:

Fund	Investor	Percentage
Baillie Gifford International All Cap Fund	The Municipal Fire & Police Retirement System of Iowa	34.22%

Purchase and redemption activity of this account may have a significant effect on the operation of the Fund.

22

Notes to Financial Statements

Annual Report December 31, 2019

Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note G — Principal Risks (unaudited)

The below is a selection of the Fund's principal risks, the Fund's principal risks are further described in its Prospectus.

Currency and Currency Hedging Risk

The Fund could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. dollar, or if it invests in products to reduce this exposure, and those products lose value. The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, the Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non-U.S. Investment Risk

Non-U.S. securities and securities denominated in foreign currencies are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, generally less government supervision of foreign securities markets and issuers and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on risk please refer to the Prospectus.

Note H — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Note I — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the

23

Notes to Financial Statements

Annual Report December 31, 2019

management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments." As a result, the Fund has not adopted a "Highly Liquid Investment Minimum," as defined under the Liquidity Rule. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

During the reporting period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Fund's liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Fund can be found in the Fund's Prospectus.

Note J — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2019 and the issuance of the Financial Statements.

24

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2019

To the Shareholders of Baillie Gifford International All Cap Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baillie Gifford International All Cap Fund (the "Fund"), a series of Baillie Gifford Funds, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2016, and prior were audited by other auditors, whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 27, 2020

25

Supplemental Information (unaudited)

Annual Report December 31, 2019

Federal Income Tax Information

Qualified dividend income was taxable to the Fund through December 31, 2019. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
Baillie Gifford International All Cap Fund	46.41%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2019 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
Baillie Gifford International All Cap Fund	0.00%

In February 2020, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2019.

Foreign Taxes Paid — The Fund elects under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2019, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International All Cap Fund	0.0208	0.4112

26

Supplemental Information (unaudited)

Annual Report December 31, 2019

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2019.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund complex overseen by Trustee(3)
Independent Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	16
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	16
Bruce C. Long 1945	Trustee, Chair of the Nominating and Governance Committee	Since 2009	Global Financial Consultant.	16
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	16
Interested Trustee
David Salter(4) 1975	Trustee, Chair of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).	16

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)

Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

27

Supplemental Information (unaudited)

Annual Report December 31, 2019

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)

Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Office	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

The address of each Trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  Length of time served relates to the relevant Trustee's or officer's service at the position listed under position(s) held with Trust. There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chair of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes series of the Trust not included in this shareholder report or which have not yet commenced investment operations as of the date hereof.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Fund's Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Fund's Form N-PORT is available on the SEC's website at http://www.sec.gov.

28

Copyright © Baillie Gifford & Co 2015.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $284,200 for 2019 and $263,600 for 2018.

An additional payment of $6,838 was made for year 2019. This was an out of pocket expense in relation to the audit services provided.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $84,000 for 2019 and $78,000 for 2018. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $10,105 for 2018.

These services are related to services rendered to the investment adviser for tax compliance, tax planning and tax advice

(e)	(1) In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Trust’s Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Trust’s Audit Oversight Committee:

(a)   any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)  any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees – Not Applicable

(c) Tax Fees – 100%

(d) All Other Fees – 100%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,000 for 2019 and $10,105 for 2018.

The fees disclosed above relate to ad-hoc tax advice provided by the registrant’s accountant to the registrant’s investment adviser. An additional payment of $6,838 was made for year 2019. This was an out of pocket expense in relation to the non-audit services provided.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

Baillie Gifford International All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	9,296	07/16/2019	237,717	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0011166610	20,470 10,235 37,436 188,809	10/14/2019 10/15/2019 10/16/2019 10/17/2019	1,567,709	Sudan Accountability and Divestment Act of 2007

Baillie Gifford Developed EAFE All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0011166628	8,904	12/20/2019	26,196	Sudan Accountability and Divestment Act of 2007

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Baillie Gifford Funds

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date:	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David Salter
David Salter, President
(principal executive officer)

Date:	March 3, 2020

By (Signature and Title)*		/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date:	March 3, 2020

* Print the name and title of each signing officer under his or her signature.